SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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LB SERIES FUND, INC.
(Name of Registrant as Specified In Its Charter)

LB SERIES FUND, INC.
(Name of Person(s) Filing Proxy Statement)

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LB Series Fund, Inc.
625 Fourth Avenue South
Minneapolis, MN 55415

March 8, 2002

Dear Contract Owner:

     Please find enclosed a notice of a Special Meeting of Shareholders of the Opportunity Growth Portfolio, FTI Small Cap Growth Portfolio, MFS Mid Cap Growth Portfolio, Mid Cap Growth Portfolio, World Growth Portfolio, FI All Cap Portfolio, Growth Portfolio, MFS Investors Growth Portfolio, TRP Growth Stock Portfolio, Value Portfolio, High Yield Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Money Market Portfolio (collectively, the "Portfolios") of LB Series Fund, Inc. (the "Fund"), which is scheduled for April 10, 2002, together with a proxy statement discussing the matters to be voted on at the meeting and a voting instruction form. Please take the time to read the proxy statement and cast your vote.

     On January 1, 2002, Lutheran Brotherhood ("LB") merged with and into Aid Association for Lutherans ("AAL"). The merged organization will begin operating by a new name as soon as possible after the new name is approved by its members and appropriate regulators. In the meantime, the legal name of the organization is AAL, although it does business by the trade name of AAL/LB. LB was the previous investment adviser to the Fund, and the merger resulted in the need for shareholders to approve new investment advisory and subadvisory agreements. The Special Meeting of Shareholders is being held to consider approval of a new investment advisory agreement between the Fund and AAL for each Portfolio and new investment subadvisory agreements for each Portfolio that has an investment subadviser. Shareholders are required to vote on new advisory and subadvisory agreements because the merger of LB and AAL resulted in the termination of the prior advisory and subadvisory agreements. We are asking Contract Owners for voting instructions on the following matters:

  A new investment advisory agreement between the Fund and AAL for all of the Portfolios.

  New investment subadvisory agreements among AAL, the Fund, and each of the investment subadvisers for the FTI Small Cap Growth Portfolio, MFS Mid Cap Growth Portfolio, MFS Investors Growth Portfolio, FI All Cap Portfolio, TRP Growth Stock Portfolio and World Growth Portfolio.

      The advisory fees payable under the proposed advisory and subadvisory agreements are identical to the fees payable under the current agreements.

      The Board of Directors has unanimously recommended that contract owners vote for each of the proposals as more fully described in the enclosed proxy statement. Should you have any questions, please feel free to call us at (800) 990-6290. We will be happy to answer any questions you may have.

      Your cooperation and participation in completing and returning the enclosed proxy card promptly will ensure that your vote is counted.

                                                          Sincerely,

                                                          ROLF F. BJELLAND
                                                          Chairman

                     Opportunity Growth Portfolio               MFS Investors Growth Portfolio
                    FTI Small Cap Growth Portfolio                 TRP Growth Stock Portfolio
                     MFS Mid Cap Growth Portfolio                       Value Portfolio
                       Mid Cap Growth Portfolio                      High Yield Portfolio
                        World Growth Portfolio                         Income Portfolio
                         FI All Cap Portfolio                   Limited Maturity Bond Portfolio
                           Growth Portfolio                         Money Market Portfolio

Of

LB SERIES FUND, INC.
625 Fourth Avenue South
Minneapolis, Minnesota 55415

NOTICE OF SPECIAL MEETING
OF SHAREHOLDERS
To Be Held on April 10, 2002

      A Special Meeting of Shareholders (the "Special Meeting") of each of the Opportunity Growth Portfolio, FTI Small Cap Growth Portfolio, MFS Mid Cap Growth Portfolio, Mid Cap Growth Portfolio, World Growth Portfolio, FI All Cap Portfolio, Growth Portfolio, MFS Investors Growth Portfolio, TRP Growth Stock Portfolio, Value Portfolio, High Yield Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Money Market Portfolio (the "Portfolios"), each a series of LB Series Fund, Inc. (the "Fund"), will be held at the Aid Association for Lutherans/Lutheran Brotherhood building, 625 Fourth Avenue South, Minneapolis, Minnesota on April 10, 2002, at 8:30 a.m. local time for the following purposes:

  To approve a new investment advisory agreement between the Fund and Aid Association for Lutherans ("AAL") with respect to each Portfolio.

  To approve a new investment subadvisory agreement among AAL, the Fund, and the respective investment subadviser as follows:

    Franklin Advisers, Inc. with respect to the FTI Small Cap Growth Portfolio.

    Massachusetts Financial Services Company with respect to the MFS Mid Cap Growth Portfolio and the MFS Investors Growth Portfolio.

    Fidelity Management & Research Company with respect to the FI All Cap Portfolio.

    T. Rowe Price Associates, Inc. with respect to the TRP Growth Stock Portfolio.

    T. Rowe Price International, Inc. with respect to the World Growth Portfolio.

  To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Special Meeting and all adjournments.

      The Board of Directors of the Fund has fixed the close of business on February 15, 2002 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and all adjournments.

                                                          By Order of the Board of Directors
                                                          John C. Bjork, Secretary

Minneapolis, Minnesota
March 8, 2002

YOUR VOTE IS IMPORTANT

      You can help the Fund avoid the necessity and expense of sending follow-up letters by promptly returning the enclosed voting instructions. If you are unable to be present in person, please mark, date, sign and return the enclosed voting instructions. The enclosed envelope requires no postage if mailed in the United States. You also may vote by telephone (1-800-597-7836) or the internet (https://vote.proxy-direct.com) by entering the control number on the enclosed voting instruction card.

                     Opportunity Growth Portfolio                MFS Investors Growth Portfolio
                    FTI Small Cap Growth Portfolio                 TRP Growth Stock Portfolio
                     MFS Mid Cap Growth Portfolio                       Value Portfolio
                       Mid Cap Growth Portfolio                       High Yield Portfolio
                        World Growth Portfolio                          Income Portfolio
                         FI All Cap Portfolio                   Limited Maturity Bond Portfolio
                           Growth Portfolio                          Money Market Portfolio

Of

LB SERIES FUND, INC.
625 Fourth Avenue South
Minneapolis, Minnesota 55415

PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of LB Series Fund, Inc. (the "Fund") to be used at a Special Meeting of Shareholders (the "Special Meeting") of each of the Opportunity Growth Portfolio, FTI Small Cap Growth Portfolio, MFS Mid Cap Growth Portfolio, Mid Cap Growth Portfolio, World Growth Portfolio, FI All Cap Portfolio, Growth Portfolio, MFS Investors Growth Portfolio, TRP Growth Stock Portfolio, Value Portfolio, High Yield Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Money Market Portfolio (each, a "Portfolio," and collectively, the "Portfolios") to be held at the Aid Association for Lutherans/Lutheran Brotherhood building, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, on April 10, 2002, at 8:30 a.m. local time and at any adjournments of the Special Meeting.

      The following table identifies each proposal set forth in the Notice of Special Meeting of Shareholders and indicates the shareholders of the Portfolios that are being solicited to approve the proposal.

        Description of Proposal                                            Portfolios Affected
        -----------------------                                            -------------------
1.      Approval of a new Investment Advisory Agreement                    All Portfolios

2.      Approval of new Investment Subadvisory Agreements for Certain
        Portfolios
        A. Franklin Advisers, Inc.                                         FTI Small Cap Growth Portfolio

        B. Massachusetts Financial Services Company                        MFS Mid Cap Growth Portfolio
                                                                           MFS Investors Growth Portfolio

        C. Fidelity Management & Research Company                          FI All Cap Portfolio

        D. T. Rowe Price Associates, Inc.                                  TRP Growth Stock Portfolio

        E. T. Rowe Price International, Inc.                               World Growth Portfolio

Quorum and Voting

Who is entitled to vote?

      Shares of the Portfolios are currently sold only to separate accounts (the "Accounts") of Aid Association for Lutherans ("AAL") and Lutheran Brotherhood Variable Insurance Products Company ("LBVIP") to fund benefits under variable life insurance and variable annuity contracts issued by AAL and LBVIP (the "Contracts"). AAL is the investment adviser to the Portfolios and in that capacity also provides certain administrative services to the Portfolios. AAL and LBVIP, as the owners of the assets in the Accounts, will vote all of the shares of the Portfolios in accordance with the properly executed voting instructions of Contract owners. Any such shares of a Portfolio attributable to a Contract for which no timely voting instructions are received, and any shares of that Portfolio held by AAL, LBVIP or any of their affiliates for their own account, will be voted by AAL or LBVIP in proportion to the voting instructions that are received with respect to all Contracts participating in the Portfolio. If the voting instruction form is returned but no instructions are given, the shares of the Portfolio to which the form relates will be voted FOR all the proposals. This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and Voting Instruction Form are first being mailed on or about March 8, 2002 to Contract owners as of the record date.

     The Contract owners permitted to give voting instructions to AAL and LBVIP and the number of shares for which instructions may be given were determined as of February 15, 2002, the record date for the Special Meeting. The table below reflects the total number of shares of each Portfolio issued and outstanding as of the record date.

                      Portfolio                                  Number of Shares
               -------------------------------                ----------------------
               Opportunity Growth Portfolio                       34,639,286.04
               FTI Small Cap Growth Portfolio                      1,164,984.269
               MFS Mid Cap Growth Portfolio                        1,221,854.670
               Mid Cap Growth Portfolio                           41,306,140.963
               World Growth Portfolio                             43,509,541.34
               FI All Cap Portfolio                                2,061,894.494
               Growth Portfolio                                  232,724,023.796
               MFS Investors Growth Portfolio                      1,285,700.457
               TRP Growth Stock Portfolio                          1,683,523.52
               Value Portfolio                                     2,682,201.67
               High Yield Portfolio                              186,146,531.968
               Income Portfolio                                  125,262,484.734
               Limited Maturity Bond Portfolio                     3,897,408.024
               Money Market Portfolio                            389,250,859.030

      Each shareholder is entitled to the same number of votes as the number of full and fractional shares held by such shareholder. Each share is entitled to one vote.

      You may vote by mail, telephone or the internet. To vote by mail, date and sign the enclosed voting instruction card and return it in the enclosed postage-paid envelope. To vote by telephone, call 1-800-597-7836. To vote by internet, visit https://vote.proxy-direct.com. For either telephone or internet voting, you will need the control number that appears on your voting instruction card.

      Each Portfolio will participate separately in the Special Meeting, although proxies are being solicited through use of a combined Proxy Statement. With respect to Proposal 1 (regarding the approval of a new Investment Advisory Agreement), shareholders of each Portfolio of the Fund will vote separately from each other Portfolio of the Fund. With respect to Proposals 2A through 2E (regarding the approval of new Investment Subadvisory Agreements), only shareholders of the affected Portfolio will be entitled to vote. Shareholders of MFS Mid Cap Growth Portfolio and MFS Investors Growth Portfolio will vote separately on Proposal 2B.

      Any Contract owner giving voting instructions may revoke them at any time prior to their use. A Contract owner may change voting instructions by (1) giving written notice of revocation to an officer of the Fund, (2) returning to an officer of the Fund a properly executed later dated voting instruction form, (3) voting later by telephone or internet, or (4) attending the Special Meeting, requesting return of any previously delivered voting instructions and voting in person. Attendance and voting at the Special Meeting will not in and of itself constitute a revocation of voting instructions. Signed voting instructions received by the Board of Directors in time for voting and not so revoked will be voted in accordance with the instructions noted thereon. Unless instructions to the contrary are marked on the Voting Instruction Form, the voting instructions will be voted FOR all the proposals. The Voting Instruction Form grants discretion to the persons named thereon, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments. The Board of Directors does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

What is the requirement for a quorum?

      For purposes of considering each of the Proposals, a majority of the aggregate number of shares of the Portfolio entitled to vote constitutes a quorum.

What is the voting requirement to pass each Proposal?

      Approval of each Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Portfolio entitled to vote on the proposal, as such term is defined in the Investment Company Act of 1940, as amended ("1940 Act"). For that purpose, a vote of the holders of a "majority of the outstanding voting securities" of the Portfolio means the lesser of (1) the vote of 67% or more of the shares of the Portfolio present at the Special Meeting if the holders of more than 50% of the outstanding Portfolio shares are present or represented by proxy, or (2) the vote of the holders of more than 50% of the outstanding shares of the Portfolio.

How is this proxy statement being solicited?

      The Board of Directors expects to make this solicitation primarily by mail. However, in addition to the solicitation of voting instructions by mail, the officers of the Fund and members of the Board of Directors and persons affiliated with AAL, the Fund's investment adviser, may, without remuneration, solicit voting instructions personally or by telephone, telegram or other electronic means. The Fund may also retain a proxy solicitation firm to assist in any special, personal solicitation of voting instructions. The costs of solicitation and expenses incurred in connection with preparing this Proxy Statement, including any cost of retaining a proxy solicitation firm, will be borne by AAL.

Additional Information About the Portfolios

      The financial statements of each Portfolio for the year ended December 31, 2001 are included in the Fund's annual report for the year ended December 31, 2001, which has been previously sent to Contract owners. THE FUND WILL FURNISH UPON REQUEST AND WITHOUT CHARGE TO ANY CONTRACT OWNER A COPY OF SUCH REPORT. A CONTRACT OWNER MAY OBTAIN A COPY OF SUCH REPORT BY WRITING TO LB SERIES FUND, INC., 625 FOURTH AVENUE SOUTH, MINNEAPOLIS, MINNESOTA 55415 OR BY CALLING TOLL-FREE (800) 990-6290.

      As of February 15, 2002, the following persons or entities were the beneficial and/or record owners of 5% or more of the shares of the indicated Portfolio:

                               Opportunity Growth Portfolio     FTI Small Cap Growth Portfolio      MFS Mid Cap Growth Portfolio
---------------------------- --------------------------------- ---------------------------------- ---------------------------------
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
                                 Number            % of             Number            % of            Number            % of
Shareholder                     of Shares       Outstanding       of Shares        Outstanding       of Shares       Outstanding
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
Lutheran Brotherhood          12,080,639.32       34.88%          362,018.26         31.07%         420,813.51         34.44%
Variable Insurance
Products Company - LBVIP
Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN  55415

---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
Lutheran Brotherhood          1,161,278.76         3.35%             N/A               N/A              N/A              N/A
Variable Insurance
Products Company - LBVIP
Variable Insurance Account
625 Fourth Avenue South
Minneapolis, MN  55415

---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
Lutheran Brotherhood               N/A              N/A              N/A               N/A              N/A              N/A
Variable Insurance
Products Company - LBVIP
Variable Insurance Account II
625 Fourth Avenue South
Minneapolis, MN  55415

---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
Aid Association for           19,756,600.62       57.04%         802,966.010         68.93%         801,041.16         65.56%
Lutherans - LB Variable
Annuity Account I
625 Fourth Avenue South
Minneapolis, MN  55415

---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
Aid Association for           1,640,767.34         4.74%             N/A               N/A              N/A              N/A
Lutherans - LB Variable
Insurance Account I
625 Fourth Avenue South
Minneapolis, MN  55415

---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------

                                 Mid Cap Growth Portfolio           World Growth Portfolio              FI All Cap Portfolio
---------------------------- --------------------------------- ---------------------------------- ---------------------------------
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
                                 Number            % of             Number            % of            Number            % of
Shareholder                     of Shares       Outstanding       of Shares        Outstanding       of Shares       Outstanding
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
Lutheran Brotherhood          14,371,688.76       34.79%        15,185,196.92        34.90%         747,966.346        36.28%
Variable Insurance
Products Company - LBVIP
Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN  55415

---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
Lutheran Brotherhood           859,940.550         2.08%         1,105,466.04         2.54%             N/A              N/A
Variable Insurance
Products Company - LBVIP
Variable Insurance Account
625 Fourth Avenue South
Minneapolis, MN  55415

---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
Lutheran Brotherhood               N/A              N/A              N/A               N/A              N/A              N/A
Variable Insurance
Products Company - LBVIP
Variable Insurance Account II
625 Fourth Avenue South
Minneapolis, MN  55415

---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
Aid Association for          24,855,000.859       60.17%        25,653,858.73        58.96%        1,313,928.148       63.72%
Lutherans - LB Variable
Annuity Account I
625 Fourth Avenue South
Minneapolis, MN  55415

---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
Aid Association for           1,219,510.792        2.95%         1,565,019.65         3.60%             N/A              N/A
Lutherans - LB Variable
Insurance Account I
625 Fourth Avenue South
Minneapolis, MN  55415

---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------

                                     Growth Portfolio           MFS Investors Growth Portfolio       TRP Growth Stock Portfolio
---------------------------- --------------------------------- ---------------------------------- ---------------------------------
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
                                 Number            % of             Number            % of            Number            % of
Shareholder                     of Shares       Outstanding       of Shares        Outstanding       of Shares       Outstanding
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
Lutheran Brotherhood         115,600,221.00       49.67%          444,293.20         34.56%         606,386.66         36.02%
Variable Insurance
Products Company - LBVIP
Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN  55415

---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
Lutheran Brotherhood          8,296,928.611        3.57%             N/A               N/A              N/A              N/A
Variable Insurance
Products Company - LBVIP
Variable Insurance Account
625 Fourth Avenue South
Minneapolis, MN  55415

---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
Lutheran Brotherhood           97,604.747          0.04%             N/A               N/A              N/A              N/A
Variable Insurance
Products Company - LBVIP
Variable Insurance Account II
625 Fourth Avenue South
Minneapolis, MN  55415

---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
Aid Association for          102,975,335.806      44.25%         841,407.257         65.44%        1,077,136.86        63.98%
Lutherans - LB Variable
Annuity Account I
625 Fourth Avenue South
Minneapolis, MN  55415

---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
Aid Association for           5,753,933.636        2.47%             N/A               N/A              N/A              N/A
Lutherans - LB Variable
Insurance Account I
625 Fourth Avenue South
Minneapolis, MN  55415

---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------

                                     Value Portfolio                 High Yield Portfolio                 Income Portfolio
---------------------------- --------------------------------- ---------------------------------- ---------------------------------
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
                                 Number            % of             Number            % of            Number            % of
Shareholder                     of Shares       Outstanding       of Shares        Outstanding       of Shares       Outstanding
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
Lutheran Brotherhood          1,025,916.71        38.25%        88,849,261.62        47.73%        63,973,096.25       51.07%
Variable Insurance
Products Company - LBVIP
Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN  55415

---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
Lutheran Brotherhood               N/A              N/A         5,083,638.482         2.73%        2,151,837.356        1.72%
Variable Insurance
Products Company - LBVIP
Variable Insurance Account
625 Fourth Avenue South
Minneapolis, MN  55415

---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
Lutheran Brotherhood               N/A              N/A           67,129.046          0.04%         37,141.344          0.03%
Variable Insurance
Products Company - LBVIP
Variable Insurance Account II
625 Fourth Avenue South
Minneapolis, MN  55415

---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
Aid Association for           1,656,284.96        61.75%        87,755,995.926       47.14%       57,451,158.981       45.86%
Lutherans - LB Variable
Annuity Account I
625 Fourth Avenue South
Minneapolis, MN  55415

---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------
Aid Association for                N/A              N/A         4,390,506.891         2.36%        1,649,250.803        1.32%
Lutherans - LB Variable
Insurance Account I
625 Fourth Avenue South
Minneapolis, MN  55415

---------------------------- ---------------- ---------------- ----------------- ---------------- ---------------- ----------------

                             Limited Maturity Bond Portfolio        Money Market Portfolio
---------------------------- --------------------------------- ----------------------------------
---------------------------- ---------------- ---------------- ----------------- ----------------
                                 Number            % of             Number            % of
Shareholder                     of Shares       Outstanding       of Shares        Outstanding
---------------------------- ---------------- ---------------- ----------------- ----------------
---------------------------- ---------------- ---------------- ----------------- ----------------
Lutheran Brotherhood          1,136,231.68        29.15%        153,555,178.08       39.45%
Variable Insurance
Products Company - LBVIP
Variable Annuity Account I
625 Fourth Avenue South
Minneapolis, MN  55415

---------------------------- ---------------- ---------------- ----------------- ----------------
---------------------------- ---------------- ---------------- ----------------- ----------------
Lutheran Brotherhood               N/A              N/A          5,256,270.06         1.35%
Variable Insurance
Products Company - LBVIP
Variable Insurance Account
625 Fourth Avenue South
Minneapolis, MN  55415

---------------------------- ---------------- ---------------- ----------------- ----------------
---------------------------- ---------------- ---------------- ----------------- ----------------
Lutheran Brotherhood               N/A              N/A           27,763.51           0.01%
Variable Insurance
Products Company - LBVIP
Variable Insurance Account II
625 Fourth Avenue South
Minneapolis, MN  55415

---------------------------- ---------------- ---------------- ----------------- ----------------
---------------------------- ---------------- ---------------- ----------------- ----------------
Aid Association for           2,761,176.347       70.85%        225,100,451.48       57.83%
Lutherans - LB Variable
Annuity Account I
625 Fourth Avenue South
Minneapolis, MN  55415

---------------------------- ---------------- ---------------- ----------------- ----------------
---------------------------- ---------------- ---------------- ----------------- ----------------
Aid Association for                N/A              N/A          5,311,195.90         1.36%
Lutherans - LB Variable
Insurance Account I
625 Fourth Avenue South
Minneapolis, MN  55415

---------------------------- ---------------- ---------------- ----------------- ----------------

PROPOSAL 1 - Approval of New Investment Advisory Agreement

Why are Contract owners being asked to give voting instructions for a new investment advisory agreement?

      Contract owners are being asked to give voting instructions to approve a new investment advisory agreement between the Fund and AAL (the "Proposed Agreement") for each Portfolio. The Proposed Agreement is attached as Exhibit A to this Proxy Statement. Lutheran Brotherhood ("LB") served as the investment adviser for each Portfolio of the Fund until January 1, 2002, pursuant to investment advisory agreements between the Fund and LB dated January 31, 1994 (with respect to the Growth Portfolio, High Yield Portfolio, Income Portfolio, and Money Market Portfolio); January 16, 1996 (with respect to the Opportunity Growth Portfolio and the World Growth Portfolio); January 30, 1998 (with respect to the Mid Cap Growth Portfolio); and November 30, 2001 (with respect to the FTI Small Cap Growth Portfolio, MFS Mid Cap Growth Portfolio, MFS Investors Growth Portfolio, FI All Cap Portfolio, TRP Growth Stock Portfolio, Value Portfolio, and Limited Maturity Bond Portfolio (the "New Portfolios")) (collectively, the "Prior Agreements"). On January 1, 2002, LB merged with and into AAL. The January 1, 2002 merger resulted in an "assignment" of the Prior Agreements under the 1940 Act and, consequently, caused the Prior Agreements to terminate automatically. To avoid disruption of the Fund's investment management program, on December 5, 2001, the Board of Directors, in accordance with Rule 15a-4 under the 1940 Act ("Rule 15a-4"), approved an interim agreement between AAL and the Fund with respect to each Portfolio for up to a 150-day period following January 1, 2002 (the "Current Agreement"). Under the Current Agreement, AAL serves as the investment adviser to each Portfolio. The terms and conditions of the Current Agreement are identical to the terms and conditions of the Prior Agreements except for certain provisions required under Rule 15a-4. The Current Agreement will continue until the earlier of May 30, 2002 (the end of the 150-day period) or until the Proposed Agreement is approved by shareholders of the Portfolio prior to that date. The Proposed Agreement will become effective on the date that it is approved by shareholders of the Portfolio. The address of AAL is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

How does the Proposed Agreement differ from the Current Agreement?

      There are no changes in the advisory fees payable between the Current Agreement and the Proposed Agreement. The services to be provided under the Proposed Agreement are substantially identical to the services provided under the Current Agreement. Under the Current Agreement with respect to each Portfolio and the Proposed Agreement, the adviser is responsible for establishing a continuous program of investment supervision for each of the Portfolios of the Fund, subject to the overall direction of the Fund's Board of Directors. The Current Agreement and Proposed Agreement allow the investment adviser to enter into investment subadvisory agreements with one or more investment subadvisers for each of the Portfolios. With respect to the New Portfolios, the Current Agreement requires the adviser to establish the overall investment strategy for a subadvised Portfolio; evaluate, select, and recommend a subadviser for such Portfolio, subject to the Board of Directors of the Fund; allocate assets to such subadviser; monitor the performance, security holdings, and investment strategies of the subadviser; and, when appropriate, recommend any potential new subadviser for the Portfolio. The Proposed Agreement extends these requirements to each of the Portfolios.

      The Current Agreement and the Proposed Agreement also provide that the investment adviser, its officers, directors, or employees will only be liable to the Fund or Portfolios for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

      The Proposed Agreement differs from the Current Agreement for each Portfolio, except the New Portfolios, in that the Board of Directors may amend the Proposed Agreement to reduce the advisory fees payable to AAL without the necessity of shareholder approval. The Current Agreement also includes certain provisions required under Rule 15a-4 that will not be applicable to the Proposed Agreement. Specifically, under the Current Agreement, the advisory fees payable to AAL (less, in the case of a subadvised Portfolio, the amount payable to the suabadviser) are being held in an interest-bearing escrow account. If the Proposed Agreement is approved by shareholders, these escrowed funds, including interest, will be paid to AAL. If the Proposed Agreement is not approved, AAL will be entitled to an amount equal to the lesser of (a) its costs of performing its services during the term of the Current Agreement plus interest and (b) such amount in the escrow account plus interest. In addition, as required under Rule 15a-4, the Current Agreement may be terminated by the Board of Directors or by a majority of the outstanding voting securities of the Portfolios at any time without penalty on 10 days' written notice.

      The Proposed Agreement will continue in effect for two years following its effective date and thereafter from year to year as long as it is approved annually by the Board of Directors or by vote of a majority of the Portfolio's outstanding voting securities (within the meaning of the 1940 Act). The Proposed Agreement is subject to termination without penalty on 60 days' written notice by either party to the other and will terminate automatically in the event of its assignment.

What matters were considered by the Board of Directors in recommending the Proposed Agreement?

      On December 5, 2001, the Board of Directors of the Fund (the "Board"), including the directors who are not "interested persons" of AAL or the Fund ("Independent Directors"), unanimously voted to approve the Proposed Agreement. In connection with its consideration of the Proposed Agreement, the Board requested that management provide the Board with certain information regarding the anticipated impact of the merger of AAL and LB on the Portfolios. In response, LB provided information to the Board regarding the expected impact of the merger on the investment personnel responsible for the management and operations of the Portfolios, the nature and scope of advisory services provided to the Portfolios, the identity of other service providers to the Portfolios, and the manner in which the Portfolios are marketed and distributed. The Board noted that the board of directors of the combined organization following the merger would consist of an equal number of directors from each of AAL and LB and that the senior management team would include officers from both organizations. The Board also noted that, although there would be a new chief investment officer for AAL following the merger, there were no plans to change the individuals with day-to-day responsibility for investment management of the Portfolios upon completion of the merger, although it was also noted that there could be portfolio management changes in the future as the combined organization integrated the investment personnel from AAL and LB. The Board also noted that the merger would not result in any changes to the service providers or distribution and marketing arrangements for the Portfolios, although it was anticipated that there could be future changes in the identity of service providers and distribution and marketing arrangements resulting from the expected integration of the LB and AAL organizations. The Board also took into account the fact that AAL had agreed to bear any expenses incurred by the Fund as a result of the merger, including the expenses of the Special Meeting. The Board also noted that AAL and LB had undertaken to satisfy the provisions of Section 15(f) under the 1940 Act, which would require that (i) at least 75% of the Fund's directors consist of individuals that are not "interested persons" of the Fund for the 3-year period following the merger and (ii) that no unfair burden be imposed on the Portfolios during the 2-year period following the merger. After reviewing all of these factors, the Board unanimously approved the Proposed Agreement and recommended that shareholders of the Fund approve the Proposed Agreement.

When was the Current Agreement last submitted to shareholders?

      The Current Agreement has not been previously submitted to shareholders. The Prior Agreement dated January 31, 1994 (with respect to the Growth Portfolio, High Yield Portfolio, Income Portfolio, and Money Market Portfolio) was last submitted to shareholders on October 28, 1993, when the shareholders were asked to initially approve the agreement. The Prior Agreements dated January 16, 1996, January 30, 1998, and November 30, 2001 were approved by the initial shareholders at the time of each Portfolio's inception. The Current Agreement was last approved by the Directors of the Fund on December 5, 2001.

What are the investment advisory fees for the Portfolios of the Fund?

      The investment advisory fees payable to AAL under the Proposed Agreement are the same as the investment advisory fees payable to LB under the Current Agreement. The advisory fees are expressed in the following table as a percentage of the Portfolio's net assets.

                      Portfolio                                             Advisory Fee
               -----------------------------                                ------------
               Opportunity Growth Portfolio   . . . . . . . . . . . . . . .    .40%
               FTI Small Cap Growth Portfolio
                  $0-$500 million   . . . . . . . . . . . . . . . . . . . .   1.00%
                  More than $500 million    . . . . . . . . . . . . . . . .    .90%
               MFS Mid Cap Growth Portfolio
                  $0-$500 million   . . . . . . . . . . . . . . . . . . . .    .90%
                  More than $500 million  . . . . . . . . . . . . . . . . .    .80%
               Mid Cap Growth Portfolio   . . . . . . . . . . . . . . . . .    .40%
               World Growth Portfolio . . . . . . . . . . . . . . . . . . .    .85%
               FI All Cap Portfolio
                  $0-$500 million . . . . . . . . . . . . . . . . . . . . .    .95%
                  More than $500 million  . . . . . . . . . . . . . . . . .    .90%
               Growth Portfolio . . . . . . . . . . . . . . . . . . . . . .    .40%
               MFS Investors Growth Portfolio
                  $0-$500 million . . . . . . . . . . . . . . . . . . . . .    .80%
                  More than $500 million  . . . . . . . . . . . . . . . . .    .70%
               TRP Growth Stock Portfolio
                  $0-$500 million . . . . . . . . . . . . . . . . . . . . .    .80%
                  More than $500 million  . . . . . . . . . . . . . . . . .    .70%
               Value Portfolio  . . . . . . . . . . . . . . . . . . . . . .    .60%
               High Yield Portfolio . . . . . . . . . . . . . . . . . . . .    .40%
               Income Portfolio . . . . . . . . . . . . . . . . . . . . . .    .40%
               Limited Maturity Bond Portfolio  . . . . . . . . . . . . . .    .40%
               Money Market Portfolio . . . . . . . . . . . . . . . . . . .    .40%

      During the fiscal year ended December 31, 2001, the Fund paid LB the following total dollar amounts under the Prior Agreements for the investment advisory services it provided to the Portfolio:

                      Portfolio                                             Advisory Fee
               -----------------------------                                -------------
               Opportunity Growth Portfolio                                   $ 1,498,583
               FTI Small Cap Growth Portfolio                                       1,601
               MFS Mid Cap Growth Portfolio                                         1,694
               Mid Cap Growth Portfolio                                         2,086,534
               World Growth Portfolio                                           1,885,799
               FI All Cap Portfolio                                                 1,388
               Growth Portfolio                                                15,736,342
               MFS Investors Growth Portfolio                                       1,453
               TRP Growth Stock Portfolio                                           1,360
               Value Portfolio                                                      2,653
               High Yield Portfolio                                             4,403,613
               Income Portfolio                                                 4,702,608
               Limited Maturity Bond Portfolio                                      6,787
               Money Market Portfolio                                           1,477,791

      AAL also serves as the investment adviser for AAL Variable Product Series Fund, Inc., which has a number of portfolios with investment objectives similar to certain Portfolios of the Fund. The relevant information concerning the portfolios of AAL Variable Product Series Fund, Inc. is set forth in the following table.

                                                                  Net Assets
                                                                  of Fund at        Annual Rate of Compensation        Fees
     Name of Fund               Investment Objective               12/31/01          (% of average net assets)      Waived or
                                                                (in thousands)                                       Reduced
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
AAL Technology Stock    Seeks long-term capital appreciation   $8,725             0.75%                                 No
Portfolio               by investing primarily in a
                        diversified portfolio of common
                        stocks and securities convertible
                        into common stocks.
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 AAL Aggressive Growth  Seeks long-term capital appreciation   $8,382             0.80% of the first $100 million       No
 Portfolio              by investing primarily in a                               0.75% of the next $400 million
                        diversified portfolio of common                           0.70% above $500 million
                        stocks and securities convertible
                        into common stocks.
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 AAL Small Cap Index    Strives for capital growth that        $324,676           0.35% of the first $250 million       No
 Stock Portfolio        approximates the performance of the                       0.30% above $250 million
                        S&P SmallCap 600 Index, by investing
                        primarily in common stocks of the
                        Index.
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 AAL Small Cap Stock    Seeks long-term capital growth by      $23,642            0.70% of the first $200 million       No
 Portfolio              investing primarily in small company                      0.65% above $200 million
                        common stocks and securities
                        convertible into small company common
                        stocks.
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 AAL Mid Cap Stock      Seeks long-term capital growth by      $21,428            0.70% of the first $200 million       No
 Portfolio              investing primarily in common stocks                      0.65% of the next $800 million
                        and securities convertible into                           0.60% above $1 billion
                        common stocks of mid-sized companies.
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 AAL Mid Cap Index      Seeks total returns that track the     $14,262            0.35% of the first $250 million       No
 Portfolio              performance of the S&P MidCap 400                         0.30% above $250 million
                        Index by investing in common stocks
                        comprising the Index.
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 AAL International      Strives for long-term capital growth   $60,870            0.80%                                 No
 Portfolio              by investing primarily in foreign
                        stocks.
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 AAL Capital Growth     Seeks long-term capital growth by      $51,401            0.65% of the first $500 million       No
 Portfolio              investing primarily in a diversified                      0.575% of the next $500 million
                        portfolio of stocks and securities                        0.50% of the next $4 billion
                        convertible into common stocks.                           0.45% above $5 billion
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 AAL Large Company      Strives for investment results that    $755,858           0.35% of the first $250 million       No
 Index Portfolio        approximate the performance of the                        0.30% above $250 million
                        S&P 500 Index by investing primarily
                        in common stocks of the Index.
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 AAL Equity Income      Seeks current income, long-term        $17,057            0.45%                                 No
 Portfolio              income growth and capital growth by
                        investing primarily in a diversified
                        portfolio of income-producing equity
                        securities.
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 AAL Balanced Portfolio Seeks capital growth and income by     $745,300           0.35% of the first $250 million       No
                        investing in a mix of common stocks,                      0.30% above $250 million
                        bonds and money market instruments.
                        Securities are selected consistent
                        with the policies of the Large
                        Company Index, Bond Index and Money
                        Market Portfolio.
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 AAL High Yield Bond    Strives for high current income and    $34,419            0.40%                                 No
 Portfolio              secondarily capital growth by
                        investing primarily in high risk,
                        high yield bonds commonly referred to
                        as "junk bonds."
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 AAL Bond Index         Strives for investment results         $99,364            0.35% of the first $250 million       No
 Portfolio              similar to the total return of the                        0.30% above $250 million
                        Lehman Aggregate Bond Index by
                        investing primarily in bonds and
                        other debt securities included in the
                        Index.
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 AAL Money Market       Strives for maximum current income     $52,861            0.35% of the first $250 million       No
 Portfolio              while maintaining liquidity and a                         0.30% above $250 million
                        constant net asset value of $1.00 per
                        share, by investing in high-quality,
                        short-term money market instruments.

Information About AAL

Who is the principal executive officer and who are the directors of AAL?

      The name, address, and principal occupation of each director of AAL are:

Name                      Address                         Principal Occupation
----                      -------                         --------------------
Principal Executive
Officer and Director:
--------------------
Bruce J. Nicholson        625 Fourth Avenue South         President and Chief Executive Officer
                          Minneapolis, MN 55415           Aid Association for Lutherans

Directors:
---------
John O. Gilbert           625 Fourth Avenue South         Chairman of the Board
                          Minneapolis, MN 55415           Aid Association for Lutherans

Richard E. Beumer         501 North Broadway              Vice Chairman
                          St. Louis, MO 63102             Jacobs Engineering Group, Inc.

Dr. Addie J. Butler       1700 Spring Garden Street       Assistant to the Vice President
                          Philadelphia, PA 19130          Community College of Philadelphia

Elizabeth A. Duda         2450 Mikler Road                Self-Employed
                          Oviedo, FL 32765

Gary J. Greenfield        8830 W. Bluemound Road          President
                          Milwaukee, WI 53226             Wisconsin Lutheran College

Robert H. Hoffman         1725 Roe Crest Drive            Group Vice President -
                          P.O. Box 37208                  Communication Division
                          North Mankato, MN 56002         Taylor Corporation

James M. Hushagen         1201 Pacific Avenue, Suite      Partner
                          1200                            Eisenhower & Carlson, PLLC
                          Tacoma, WA 98402

Richard C. Lundell        9993 East Purdue                President
                          Scottsdale, AZ 85258            Lundell Financial Group

John P. McDaniel          5565 Sterrett Place             Chief Executive Officer
                          Columbia, MD 21044              MedStar Health

Paul W. Middeke           55 Forest Valley Court          Retired Partner
                          St. Charles, MO 63301           Ernst & Young, LLP

Robert B. Peregrine       W. Wisconsin Ave., Suite 1300   President
                          Milwaukee, WI 53202             Peregrine & Roth, S.C.

Paul D. Schrage           42237 North 112th Place         Retired Senior Executive Vice
                          Scottsdale, AZ 85262            President
                                                          McDonald's Corporation

Dr. Kurt M. Senske        408 West 45th Street            President and CEO
                          Austin, TX 78751                Lutheran Social Services

Dr. Albert K. Siu         Room 31A19                      Chief Learning Officer
                          55 Corporate Drive              AT&T
                          Bridgewater, NJ 08807

Roger G. Wheeler          6109 West 104th Street          President
                          Bloomington, MN 55438           Wheeler-Air, Inc.

Thomas R. Zehnder         6308 Chiswick Park              Retired Pastor
                          Williamsburg, VA 23188

Are any officers and directors of the Fund affiliated with AAL?

      Officers and directors of the Fund who are affiliated with AAL and the nature of their affiliation are listed below.

Officer/Director Name      Position with the Fund         Position with AAL
---------------------      ----------------------         -----------------
Pamela J. Moret            President                      Senior Vice President, Marketing and
                                                          Products
Wade M. Voigt              Treasurer and Principal        Investment Accounting Manager
                           Accounting Officer
John C. Bjork              Secretary                      Counsel
James H. Abitz             Vice President                 Senior Vice President, Investments
Frederick P. Johnson       Vice President                 Head of Investment Operations
Brenda J. Pederson         Vice President                 Head of Production Operation Services
Richard B. Ruckdashel      Vice President                 Marketing and Distribution Manager

Recommended Shareholder Action

      The Board of Directors, including the Independent Directors, unanimously recommends that shareholders vote FOR approval of the Proposed Agreement.

PROPOSAL 2 - Approval of New Investment Subadvisory Agreements

Why are Contract owners being asked to give voting instructions for new investment subadvisory agreements?

      Contract owners are being asked to give voting instructions to approve a new investment subadvisory agreement among AAL, the Fund, and each investment subadviser as follows:

  Franklin Advisers, Inc., One Franklin Parkway, San Mateo, California 94403, with respect to the FTI Small Cap Growth Portfolio.

  Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116, with respect to the MFS Mid Cap Growth Portfolio and the MFS Investors Growth Portfolio.

  Fidelity Management & Research Company, 82 Devonshire Street, Boston, Massachusetts 02109, with respect to the FI All Cap Portfolio.

  T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, with respect to the TRP Growth Stock Portfolio.

  T. Rowe Price International, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, with respect to the World Growth Portfolio.

      Contract owners are being asked to give voting instructions to approve new investment subadvisory agreements (collectively, the "Proposed Subadvisory Agreements") for the FTI Small Cap Growth Portfolio, MFS Mid Cap Growth Portfolio, MFS Investors Growth Portfolio, FI All Cap Portfolio, TRP Growth Stock Portfolio, and World Growth Portfolio (collectively, the "Subadvised Portfolios"). The Proposed Subadvisory Agreements are attached as Exhibits B-F to this Proxy Statement. LB served as investment adviser to FTI Small Cap Growth Portfolio, MFS Mid Cap Growth Portfolio, MFS Investors Growth Portfolio, FI All Cap Portfolio, and TRP Growth Stock Portfolio since their inception on November 30, 2001 until January 1, 2002, and it served as investment adviser to the World Growth Portfolio since its inception on January 16, 1996 until January 1, 2002. The merger of LB and AAL on January 1, 2002, resulted in an assignment of the investment subadvisory agreements by and among LB, the Fund, and each subadviser (collectively, the "Prior Subadvisory Agreements") under the 1940 Act and, consequently, caused the Prior Subadvisory Agreements to terminate automatically. To avoid disruption of the investment management programs of these Subadvised Portfolios, the Board approved interim subadvisory agreements for up to a 150-day period following January 1, 2002 (the "Current Subadvisory Agreements"). The terms and conditions of the Current Subadvisory Agreements are identical to the terms and conditions of the Prior Agreements except for certain provisions required under Rule 15a-4. The Current Subadvisory Agreements will terminate automatically on May 30, 2002 (the end of this 150-day period).

How do the Proposed Subadvisory Agreements differ from the Current Subadvisory Agreements?

      The scope of services under the Proposed Subadvisory Agreements is identical to the services under the Current Subadvisory Agreements for the respective Subadvised Portfolios. The fees payable to the subadvisers under those Proposed Subadvisory Agreements are the same as the fees payable under the Prior Subadvisory Agreements.

      Each Current Subadvisory Agreement includes certain provisions required by Rule 15a-4 under the 1940 Act that will not be applicable to the Proposed Subadvisory Agreement. Specifically, under the Current Subadvisory Agreements, a portion of the advisory fee payable by the Fund to AAL equal to the investment subadvisory fees due the subadvisers is being held in an interest-bearing escrow account. AAL has separately agreed to pay each respective subadviser out of its own assets an amount equal to the subadvisory fees that would otherwise have been payable to each subadviser under the terms of the Current Subadvisory Agreements.

      The term of each Current Subadvisory Agreement will continue until the earlier of May 30, 2002 or until the Proposed Subadvisory Agreement is approved by shareholders of the Portfolio. The Proposed Subadvisory Agreements will continue for two years following its effective date and thereafter if approved annually by (i) a majority of the Directors, including the Independent Directors or (ii) a majority of the outstanding voting securities of the Portfolio. In addition, as required under Rule 15a-4, the Current Subadvisory Agreements may be terminated by the Board of Directors or by a majority of the outstanding voting securities of the Portfolios at any time without penalty on 10 day's written notice. If the Proposed Subadvisory Agreements are approved by shareholders, the escrowed funds, including interest, will be paid to AAL. If a Proposed Subadvisory Agreement is not approved, AAL will be entitled to an amount equal to the lesser of (a) its costs of performing its services during the interim period plus interest and (b) the amount in the escrow account plus interest.

What matters were considered by the Board in recommending the new subadvisory agreements?

      On December 5, 2001, the Board, including the Independent Directors, unanimously voted to approve the Proposed Subadvisory Agreements. In authorizing the Proposed Subadvisory Agreements, the Board noted the termination of the Prior Subadvisory Agreements for the Subadvised Portfolios was caused by the merger of AAL and LB, and not by any action of the subadvisers; there would be no changes in the organization and personnel with day-to-day responsibility for the investment management of the Subadvised Portfolios; and the scope of services and fees payable under the Proposed Subadvisory Agreements would be identical to the services and fees under the Prior Subadvisory Agreements. The Board also considered AAL's assurance that the merger would not affect the investment approach or operations of the Subadvised Portfolios of the Fund. After reviewing all of these factors, the Board unanimously recommended that shareholders of the affected Portfolios approve the Proposed Subadvisory Agreements.

When were the Prior Subadvisory Agreements last submitted to Shareholders?

      The Current Subadvisory Agreements have not been previously approved by shareholders. The Prior Subadvisory Agreements for the FTI Small Cap Growth Portfolio, MFS Mid Cap Growth Portfolio, MFS Investors Growth Portfolio, FI All Cap Portfolio, and TRP Growth Stock Portfolio were approved by the initial shareholders at the time of each Portfolio's inception and were last approved by the Directors of the Fund on September 12, 2001, when they were initially authorized. The Prior Subadvisory Agreement for the World Growth Portfolio was last submitted to shareholders on November 14, 2000, at a meeting held to consider whether to approve a new subadvisory agreement that was necessary because of a change of control in the subadviser. The Prior Subadvisory Agreement for the World Growth Portfolio was last approved by the Directors of the Fund on December 5, 2001.

What are the investment subadvisory fees for the Subadvised Portfolios?

      The investment subadvisory fees payable to each subadviser under the Current Subadvisory Agreements are the same as the investment subadvisory fees payable to each subadviser under the Prior Subadvisory Agreements. The fees payable by AAL for investment subadvisory services are expressed below as a percentage of the Portfolio's net assets.

                                                             Average Net                 Annual
Subadviser                   Portfolio                       Daily Assets                Rate
----------                   ---------                       ------------                ----
Proposal 2A:
Franklin Advisers, Inc.      FTI Small Cap Growth Portfolio  $0 - $200 million           0.60%
                                                             $200 - $500 million         0.52%
                                                             Above $500 million          0.50%

Proposal 2B:
Massachusetts Financial      MFS Mid Cap Growth Portfolio    $0 - $100 million           0.475%
Services Company                                             $100 - $500 million         0.42%
                                                             Above $500 million          0.35%

                             MFS Investors Growth Portfolio  $0 - $100 million           0.425%
                                                             $100 - $500 million         0.40%
                                                             Above $500 million          0.35%

Proposal 2C:
Fidelity Management &        FI All Cap Portfolio            $0 - $100 million           0.60%
Research Company                                             $100 - $500 million         0.55%
                                                             $500 - $750 million         0.50%
                                                             Above $750 million          0.45%

Proposal 2D:
T. Rowe Price Associates,    TRP Growth Stock Portfolio      $0 - $50 million            0.45%
Inc.                                                         $50 - $500 million          0.40%
                                                             Above $500 million          0.35%

Proposal 2E:
T. Rowe Price                World Growth Portfolio          $0 - $20 million (1)        0.75%
International, Inc.                                          Above $20 - $50 million (1) 0.60%
                                                             Above $50 - $200 million (1)0.50%
                                                             Above $200 million (1,2)    0.50%
                                                             Above $500 million (1,2)    0.45%

      During the fiscal year ended December 31, 2001, LB paid the following total dollar amounts to the subadvisers under the Prior Subadvisory Agreements for investment subadvisory services to the Portfolios:

Subadviser                   Portfolio                       Subadvisory Fees
----------                   ---------                       ----------------
Proposal 2A:
Franklin Advisers, Inc.      FTI Small Cap Growth              $      2,401
                             Portfolio3
Proposal 2B:
Massachusetts Financial      MFS Mid Cap Growth Portfolio(3)          1,893
Services Company
                             MFS Investors Growth                     1,647
                             Portfolio(3)

Proposal 2C:
Fidelity Management &        FI All Cap Portfolio(3)                  2,380
Research Company

Proposal 2D:
T. Rowe Price Associates,    TRP Growth Stock Portfolio(3)            1,748
Inc.

Proposal 2E:
T. Rowe Price                World Growth Portfolio               2,121,523
International, Inc.

      Each of the above Portfolio's subadvisers acts as investment adviser and subadviser for a number of other funds with similar investment objectives. The table below sets forth relevant information with respect to each fund for which each Portfolio's subadviser acts as investment adviser or subadviser.

                                                                                                                       Fees
                                                               Fiscal   Net Assets                                     Waived
                                                                Year    of Fund(5)        Annual Rate                     or
            Name of Fund               Investment Objective    End(4) (in millions)     of Compensation(6)             Reduced
--------------------------------------------------------------------------------------------------------------------------------

 Franklin Advisers, Inc.:
---------------------------------------------------------------------------------------------------------------------------------
 Franklin Small Cap Growth II Fund   Long-term capital growth            $1,445.4      1.32%                              Yes
---------------------------------------------------------------------------------------------------------------------------------
 Franklin Institutional Small Cap    Long-term capital growth                          .85% on first $25 million           No
 Fund                                                                    $    1.7      .80% on next $25 million
                                                                                       .70% above $50 million
---------------------------------------------------------------------------------------------------------------------------------
 Franklin U.S. Smaller Companies     Long-term capital growth                          Management Fee: 1.00%               No
 Fund                                                                    $    1.2      Maintenance Charge: up to .50%
 --------------------------------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------------------------------
 Massachusetts Financial
 Services Company:
---------------------------------------------------------------------------------------------------------------------------------
 ING                                 Long-term growth of                 $1,140.1(7)   .35% on first $500 million of       No
 GCG Trust Mid Cap Growth Portfolio  capital                                            aggregate average daily
                                                                                        net assets
                                                                                       .30% on next $1 billion
                                                                                       .25% above $1.5 billion
---------------------------------------------------------------------------------------------------------------------------------
 Travelers                           Long-term growth of                 $  278.6(7)   .375%                               No
 Travelers/MFS Mid Cap Growth        capital
 Portfolio
---------------------------------------------------------------------------------------------------------------------------------
 SunAmerica                          Long-term growth of                 $  316.0(7)   .40% on first $300 million          No
 MFS Mid Cap Growth Portfolio        capital                                           .375% on next $300 million
                                                                                       .35% on next $300 million
                                                                                       .325% on next $600 million
                                                                                       .25% above $1.5 billion
---------------------------------------------------------------------------------------------------------------------------------
 Prudential                          Long-term growth of                 $   16.2(7)   .40% on first $300 million          No
 Strategic Partners MFS Mid Cap      capital                                           .375% on next $300 million
 Growth                                                                                .35% on next $300 million
                                                                                       .325% on next $600 million
                                                                                       .25% above $1.5 billion
---------------------------------------------------------------------------------------------------------------------------------
 Pacific Life                        Long-term growth of                 $   98.8(7)   .40% on first $300 million          No
 Pacific Select Mid Cap Growth       capital                                           .375% on next $300 million
 Portfolio                                                                             .35% on next $300 million
                                                                                       .325% on next $600 million
                                                                                       .25% above $1.5 billion
---------------------------------------------------------------------------------------------------------------------------------
 Pacific Life                        Long-term growth of                 $   10.6(7)   .40% on first $300 million          No
 Pacific Funds Mid Cap Growth        capital                                           .375% on next $300 million
 Portfolio                                                                             .35% on next $300 million
                                                                                       .325% on next $600 million
                                                                                       .25% above $1.5 billion
---------------------------------------------------------------------------------------------------------------------------------
 Metlife                             Long-term growth of                 $   36.8(7)   .40% on first $150 million          No
 MFS Mid Cap growth Portfolio        capital                                           .375% on next $150 million
                                                                                       .35% above $300 million
---------------------------------------------------------------------------------------------------------------------------------
 Mass Mutual                         Long-term growth of                 $   44.8(7)   .40% on first $300 million          No
 MML Growth Equity Fund              capital and future income                         .375% on next $300 million
                                                                                       .35% on next $300 million
                                                                                       .325% on next $600 million
                                                                                       .25% above $1.5 billion
---------------------------------------------------------------------------------------------------------------------------------
 Mass Mutual                         Long-term growth of                 $  444.1(7)   .40% on first $300 million          No
 Mass Mutual Growth Equity Pension   capital and future income                         .375% on next $300 million
 Fund                                                                                  .35% on next $300 million
                                                                                       .325% on next $600 million
                                                                                       .25% above $1.5 billion
---------------------------------------------------------------------------------------------------------------------------------
 American Skandia                    Long-term growth of                 $  979.2(7)   .40% on first $300 million          No
 AST/MFS Growth Portfolio            capital and future income                         .375% on next $300 million
                                                                                       .35% on next $300 million
                                                                                       .325% on next $600 million
                                                                                       .25% above $1.5 billion
---------------------------------------------------------------------------------------------------------------------------------
 Fortis Financial                    Long-term growth of                 $   18.6(7)   .50% on first $200 million          No
 Fortis Series Fund Investors        capital and future income                         .45% on $100 - $500 million
 Growth Series                                                                         .40% above $500 million

---------------------------------------------------------------------------------------------------------------------------------
 Phoenix Life                        Long-term growth of                 $    3.9(7)   .375% on first $500 million         No
 Phoenix Edge Series MFS Investors   capital and future income                         .35% on next $400 million
 Growth Stock Series                                                                   .325 on next $600 million
                                                                                       .25% above 1.5 billion
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Fidelity Management
 & Research Company ("FMR"):
--------------------------------------------------------------------------------------------------------------------------------
                                                     Funds advised by FMR
---------------------------------------------------------------------------------------------------------------------------------
 Advisor Dividend Growth:(8,9)       Growth                                                                                No
    Class A                                                     11/30/00 $    42.2      0.58%
    Class T                                                     11/30/00     260.8      0.58%
    Class B                                                     11/30/00     250.6      0.58%
    Class C                                                     11/30/00     147.6      0.58%
    Institutional Class                                         11/30/00      30.7      0.58%
---------------------------------------------------------------------------------------------------------------------------------
 Advisor Dynamic Capital             Growth                                                                                No
 Appreciation:(8,9)
    Class A                                                     11/30/00 $    20.9      0.57%
    Class T                                                     11/30/00     181.3      0.57%
    Class B                                                     11/30/00      86.1      0.57%
    Class C                                                     11/30/00      58.6      0.57%
    Institutional Class                                         11/30/00       2.0      0.57%
 ---------------------------------------------------------------------------------------------------------------------------------
 Advisor Equity Growth: (8,9)        Growth                                                                                No
    Class A                                                     11/30/00 $   623.8      0.57%
    Class T                                                     11/30/00   9,996.9      0.57%
    Class B                                                     11/30/00   2,191.2      0.57%
    Class C                                                     11/30/00     810.2      0.57%
    Institutional Class                                         11/30/00   1,665.8      0.57%
---------------------------------------------------------------------------------------------------------------------------------
 Advisor Growth Opportunities:(8,9)  Growth                                                                                No
    Class A                                                     11/30/00 $   562.1      0.35%
    Class T                                                     11/30/00  18,976.5      0.35%
    Class B                                                     11/30/00   1,886.5      0.35%
    Class C                                                     11/30/00     552.1      0.35%
    Institutional Class                                         11/30/00     415.6      0.35%
---------------------------------------------------------------------------------------------------------------------------------
 Advisor Large Cap: (8,9)            Growth                                                                                No
    Class A                                                     11/30/00 $    31.3      0.57%
    Class T                                                     11/30/00     375.0      0.57%
    Class B                                                     11/30/00     158.3      0.57%
    Class C                                                     11/30/00      48.5      0.57%
    Institutional Class                                         11/30/00      15.2      0.57%
---------------------------------------------------------------------------------------------------------------------------------
 Advisor Mid Cap: (8,9)              Growth                                                                                No
    Class A                                                     11/30/00 $    80.1      0.57%
    Class T                                                     11/30/00     969.3      0.57%
    Class B                                                     11/30/00     276.1      0.57%
    Class C                                                     11/30/00     110.3      0.57%
    Institutional Class                                         11/30/00      73.3      0.57%
---------------------------------------------------------------------------------------------------------------------------------
 Advisor Small Cap: (8,9)            Growth                                                                                No
    Class A                                                     11/30/00 $   112.0      0.73%
    Class T                                                     11/30/00     703.6      0.73%
    Class B                                                     11/30/00     316.4      0.73%
    Class C                                                     11/30/00     249.2      0.73%
    Institutional Class                                         11/30/00      76.4      0.73%
 ---------------------------------------------------------------------------------------------------------------------------------
 Advisor Strategic Growth: (8,9)     Growth                                                                                No
    Class A                                                     11/30/00 $     5.1      0.57%
    Class T                                                     11/30/00      20.2      0.57%
    Class B                                                     11/30/00      16.4      0.57%
    Class C                                                     11/30/00       2.5      0.57%
    Institutional Class                                         11/30/00       0.8      0.57%
---------------------------------------------------------------------------------------------------------------------------------
 Advisor Value Strategies: (8,9)     Growth                                                                                No
    Class A                                                     11/30/00 $    11.7      0.36%
    Class T                                                     11/30/00     409.1      0.36%
    Class B                                                     11/30/00      94.1      0.36%
    Class C                                                     11/30/00      19.1      0.36%
    Institutional Class                                         11/30/00       7.7      0.36%
---------------------------------------------------------------------------------------------------------------------------------
 Aggressive Growth (8,9)             Growth                     11/30/00 $19,524.1      0.69%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Growth Company (8,9)                Growth                     11/30/00 $31,956.5      0.67%                              No
---------------------------------------------------------------------------------------------------------------------------------
 New Millennium (8,9)                Growth                     11/30/00 $ 3,955.2      0.74%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Independence Fund (8,9)             Growth                     11/30/00 $ 8,513.6      0.70%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Contrafund(R)(8,9)                  Growth                     12/30/00 $44,051.5      0.68%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Trend (8,9)                         Growth                     12/31/00 $ 1,464.4      0.39%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Variable Insurance Products: (9)
    Growth                           Growth                                                                                No
       Initial Class                                            12/31/00 $17,727.7      0.57%
       Service Class                                            12/31/00   1,583.3      0.57%
       Service Class II(10)                                     12/31/00      17.0      0.57%(12)
    Overseas(11)                     Growth                                                                                No
       Initial Class                                            12/31/00   2,662.0      0.72%
       Service Class                                            12/31/00     230.7      0.72%
       Service Class II(10)                                     12/31/00       4.1      0.72%(12)
 ---------------------------------------------------------------------------------------------------------------------------------
 Variable Insurance Products II:                                                                                           No
    Contrafund(8,9)                  Growth
       Initial Class                                            12/31/00 $ 8,967.1      0.57%
       Service Class                                            12/31/00   1,072.6      0.57%
       Service Class II(10)                                     12/31/00      33.9      0.57%(12)
---------------------------------------------------------------------------------------------------------------------------------
 Variable Insurance
    Products III:  (8,9)
    Growth Opportunities             Growth                                                                                No
       Initial Class                                            12/31/00 $ 1,198.8      0.58%
       Service Class                                            12/31/00     355.2      0.58%
       Service Class II(10)                                     12/31/00       8.4      0.58%(12)
     Mid Cap                         Growth                                                                                No
       Initial Class                                            12/31/00     197.1      0.58%
       Service Class                                            12/31/00     138.6      0.58%
       Service Class II(10)                                     12/31/00      25.9      0.58%(12)
 ---------------------------------------------------------------------------------------------------------------------------------
 Select Portfolios: (8,9)
    Air Transportation               Growth                     2/28/01  $    53.5      0.58%                              No
    Automotive                       Growth                     2/28/01       11.3      0.57%                              No
    Banking                          Growth                     2/28/01      448.2      0.58%                              No
    Biotechnology                    Growth                     2/28/01    4,171.6      0.57%                              No
    Brokerage and Investment         Growth                     2/28/01      600.8      0.58%                              No
      Management
    Business Services and            Growth                     2/28/01       45.0      0.58%                              No
      Outsourcing
    Chemicals                        Growth                     2/28/01       30.4      0.58%                              No
    Computers                        Growth                     2/28/01    3,102.7      0.57%                              No
    Construction and Housing         Growth                     2/28/01       10.9      0.58%                              No
    Consumer Industries              Growth                     2/28/01       22.8      0.57%                              No
    Cyclical Industries              Growth                     2/28/01        5.9      0.00%(13)                          Yes
    Defense and Aerospace            Growth                     2/28/01       37.0      0.58%                              No
    Developing Communications        Growth                     2/28/01    2,626.5      0.57%                              No
    Electronics                      Growth                     2/28/01    9,345.5      0.57%                              No
    Energy                           Growth                     2/28/01      241.8      0.58%                              No
    Energy Service                   Growth                     2/28/01      794.3      0.58%                              No
    Environmental Services           Growth                     2/28/01       20.2      0.58%                              No
    Financial Services               Growth                     2/28/01      522.1      0.58%                              No
    Food and Agriculture             Growth                     2/28/01      110.7      0.58%                              No
    Gold                             Growth                     2/28/01      242.7      0.57%                              No
    Health Care                      Growth                     2/28/01    2,665.4      0.58%                              No
    Home Finance                     Growth                     2/28/01      306.9      0.58%                              No
    Industrial Equipment             Growth                     2/28/01       24.9      0.57%                              No
    Industrial Materials             Growth                     2/28/01       21.7      0.58%                              No
    Insurance                        Growth                     2/28/01      108.5      0.58%                              No
    Leisure                          Growth                     2/28/01      265.2      0.57%                              No
    Medical Delivery                 Growth                     2/28/01      125.3      0.58%                              No
    Medical Equipment and Systems    Growth                     2/28/01       98.3      0.58%                              No
    Multimedia                       Growth                     2/28/01      217.7      0.58%                              No
    Natural Gas                      Growth                     2/28/01      246.8      0.58%                              No
    Natural Resources                Growth                     2/28/01       19.4      0.58%                              No
    Networking and Infrastructure(10)Growth                     2/28/01      124.8      0.57%(12,14)                       No
    Paper and Forest Products        Growth                     2/28/01       15.3      0.58%                              No
    Retailing                        Growth                     2/28/01       76.1      0.58%                              No
    Software and Computer Services   Growth                     2/28/01    1,300.2      0.57%                              No
    Technology                       Growth                     2/28/01    6,439.8      0.57%                              No
    Telecommunications               Growth                     2/28/01    1,364.3      0.57%                              No
    Transportation                   Growth                     2/28/01       17.4      0.59%                              No
    Utilities Growth                 Growth                     2/28/01      649.9      0.57%                              No
    Wireless(10)                     Growth                     2/28/01      138.4      0.57%(12,14)                       No
---------------------------------------------------------------------------------------------------------------------------------
 Magellan(8,9)                       Growth                     3/31/01  $99,247.3      0.72%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Large Cap Stock(8,9)                Growth                     4/30/01  $   966.8      0.69%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Mid Cap Stock(8,9)                  Growth                     4/30/01  $ 5,847.3      0.67%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Small Cap Retirement(8,9,10)        Growth                     4/30/01  $     2.7      0.00%(12,13)                       Yes
---------------------------------------------------------------------------------------------------------------------------------
 Small Cap Stock(8,9)                Growth                     4/30/01  $ 1,102.0      0.85%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Contrafund II(8,9)                  Growth                     6/30/01  $ 1,476.1      0.71%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Fidelity Fifty(R)(8,9)              Growth                     6/30/01  $   447.0      0.63%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Advisor Focus Funds: (8,9)
    Consumer Industries(15)          Growth                                                                                Yes
       Class A                                                  7/31/01  $     4.0      0.58%
       Class T                                                  7/31/01       12.9      0.58%
       Class B                                                  7/31/01       10.9      0.58%
       Class C                                                  7/31/01        4.2      0.58%
       Institutional Class                                      7/31/01        1.5      0.58%
    Cyclical Industries(15)          Growth                                                                                Yes
       Class A                                                  7/31/01        1.5      0.58%
       Class T                                                  7/31/01        4.6      0.58%
       Class B                                                  7/31/01        3.5      0.58%
       Class C                                                  7/31/01        1.4      0.58%
       Institutional Class                                      7/31/01        1.7      0.58%
    Financial Services               Growth                                                                                No
       Class A                                                  7/31/01       69.6      0.58%
       Class T                                                  7/31/01      227.3      0.58%
       Class B                                                  7/31/01      229.6      0.58%
       Class C                                                  7/31/01      129.0      0.58%
       Institutional Class                                      7/31/01       16.0      0.58%
    Health Care                      Growth                                                                                No
       Class A                                                  7/31/01      135.3      0.58%
       Class T                                                  7/31/01      391.0      0.58%
       Class B                                                  7/31/01      432.9      0.58%
       Class C                                                  7/31/01      219.1      0.58%
       Institutional Class                                      7/31/01       41.7      0.58%
    Natural Resources                Growth                                                                                No
       Class A                                                  7/31/01       15.8      0.58%
       Class T                                                  7/31/01      265.2      0.58%
       Class B                                                  7/31/01       70.4      0.58%
       Class C                                                  7/31/01       22.2      0.58%
       Institutional Class                                      7/31/01        5.6      0.58%
    Technology                       Growth                                                                                No
       Class A                                                  7/31/01      292.3      0.58%
       Class T                                                  7/31/01      924.9      0.58%
       Class B                                                  7/31/01    1,017.2      0.58%
       Class C                                                  7/31/01      365.9      0.58%
       Institutional Class                                      7/31/01       41.7      0.58%
    Telecommunications & Utilities   Growth                                                                                No
      Growth
       Class A                                                  7/31/01       57.7      0.58%
       Class T                                                  7/31/01      178.0      0.58%
       Class B                                                  7/31/01      229.1      0.58%
       Class C                                                  7/31/01      108.7      0.58%
       Institutional Class                                      7/31/01       11.1      0.58%
---------------------------------------------------------------------------------------------------------------------------------
 Blue Chip Growth(8,9)               Growth                     7/31/01  $26,408.0      0.66%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Dividend Growth(8,9)                Growth                     7/31/01  $12,368.1      0.74%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Leveraged Company Stock(8)          Growth                     7/31/01  $   158.0      0.63%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Low-Priced Stock(8,9)               Growth                     7/31/01  $ 7,550.9      0.77%                              No
---------------------------------------------------------------------------------------------------------------------------------
 OTC Portfolio(8,9)                  Growth                     7/31/01  $11,261.8      0.74%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Export and Multinational Fund(8,9)  Growth                     7/31/01  $   507.9      0.58%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Destiny I:(8,9)                     Growth                                                                                No
    Class O                                                     9/30/01  $ 4,804.3      0.38%
    Class N                                                     9/30/01        5.0      0.38%
---------------------------------------------------------------------------------------------------------------------------------
 Destiny(SM) II:(8,9)                Growth                                                                                No
    Class O                                                     9/30/01  $ 5,373.5      0.57%
    Class N                                                     9/30/01       29.1      0.57%
 ---------------------------------------------------------------------------------------------------------------------------------
 Advisor Diversified                 Growth                                                                                No
 International:(9,11)
    Class A                                                     10/31/01 $    33.7      0.72%
    Class T                                                     10/31/01     152.4      0.72%
    Class B                                                     10/31/01      45.1      0.72%
    Class C                                                     10/31/01      44.1      0.72%
    Institutional Class                                         10/31/01      38.2      0.72%
---------------------------------------------------------------------------------------------------------------------------------
 Advisor Emerging Asia:(9,11,15)     Growth                                                                                Yes
    Class A                                                     10/31/01 $    24.5      0.73%
    Class T                                                     10/31/01       3.8      0.73%
    Class B                                                     10/31/01       3.1      0.73%
    Class C                                                     10/31/01       1.9      0.73%
    Institutional Class                                         10/31/01       1.2      0.73%
---------------------------------------------------------------------------------------------------------------------------------
 Advisory Europe Capital             Growth                                                                                Yes
   Appreciation:(9,11,15)
    Class A                                                     10/31/01 $     3.2      0.73%
    Class T                                                     10/31/01      14.1      0.73%
    Class B                                                     10/31/01       7.9      0.73%
    Class C                                                     10/31/01       6.1      0.73%
    Institutional Class                                         10/31/01       1.0      0.73%
---------------------------------------------------------------------------------------------------------------------------------
 Advisor Global Equity: (9,11,15)    Growth                                                                                Yes
    Class A                                                     10/31/01 $     3.8      0.73%
    Class T                                                     10/31/01       8.5      0.73%
    Class B                                                     10/31/01       5.3      0.73%
    Class C                                                     10/31/01       4.4      0.73%
    Institutional Class                                         10/31/01       1.1      0.73%
---------------------------------------------------------------------------------------------------------------------------------
 Advisor International Capital
 Appreciation: (9,11,15)             Growth                                                                                Yes
    Class A                                                     10/31/01 $    13.5      0.73%
    Class T                                                     10/31/01     113.4      0.73%
    Class B                                                     10/31/01      42.5      0.73%
    Class C                                                     10/31/01      38.0      0.73%
    Institutional Class                                         10/31/01       8.1      0.73%
 ---------------------------------------------------------------------------------------------------------------------------------
 Advisory Japan: (9,11)              Growth                                                                                No
    Class A                                                     10/31/01 $     8.9      0.73%
    Class T                                                     10/31/01      17.1      0.73%
    Class B                                                     10/31/01      20.2      0.73%
    Class C                                                     10/31/01      14.0      0.73%
    Institutional Class                                         10/31/01       1.5      0.73%
---------------------------------------------------------------------------------------------------------------------------------
 Advisor Korea:(9,11,15)             Growth                                                                                Yes
    Class A                                                     10/31/01 $    15.1      0.83%
    Class T                                                     10/31/01       0.4      0.83%
    Class B                                                     10/31/01       0.2      0.83%
    Class C                                                     10/31/01       0.1      0.83%
    Institutional Class                                         10/31/01       0.0      0.83%
 ---------------------------------------------------------------------------------------------------------------------------------
 Advisor Latin America:(9,11,15)     Growth                                                                                Yes
    Class A                                                     10/31/01 $     0.9      0.73%
    Class T                                                     10/31/01       1.7      0.73%
    Class B                                                     10/31/01       1.5      0.73%
    Class C                                                     10/31/01       1.0      0.73%
    Institutional Class                                         10/31/01       0.5      0.73%
 ---------------------------------------------------------------------------------------------------------------------------------
 Advisor Overseas:(9,11)             Growth                                                                                No
    Class A                                                     10/31/01 $    50.1      0.76%
    Class T                                                     10/31/01   1,442.4      0.76%
    Class B                                                     10/31/01     104.7      0.76%
    Class C                                                     10/31/01      65.4      0.76%
    Institutional Class                                         10/31/01      82.2      0.76%
---------------------------------------------------------------------------------------------------------------------------------
 Aggressive International(9,11)      Growth                     10/31/01 $   288.0      0.68%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Canada (9,11)                       Growth                     10/31/01 $   114.4      0.83%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Capital Appreciation (8,9)          Growth                     10/31/01 $ 2,638.8      0.71%                              No
---------------------------------------------------------------------------------------------------------------------------------
 China Region(9,11)                  Growth                     10/31/01 $   155.4      0.73%                              No
 ---------------------------------------------------------------------------------------------------------------------------------
 Disciplined Equity(8,9)             Growth                     10/31/01 $ 3,160.2      0.61%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Diversified International(9,11)     Growth                     10/31/01 $ 6,313.0      0.86%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Emerging Markets(9,11)              Growth                     10/31/01 $   262.5      0.73%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Europe(9,11)                        Growth                     10/31/01 $ 1,242.3      0.67%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Europe Capital Appreciation(9,11)   Growth                     10/31/01 $   511.9      0.87%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Japan(9,11)                         Growth                     10/31/01 $   448.5      0.99%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Japan Small Companies(9,11)         Growth                     10/31/01 $   414.6      0.73%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Latin America(9,11)                 Growth                     10/31/01 $   251.1      0.73%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Nordic(9,11)                        Growth                     10/31/01 $   144.8      0.73%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Overseas(9,11)                      Growth                     10/31/01 $ 4,124.0      0.80%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Pacific Basin(9,11)                 Growth                     10/31/01 $   404.2      0.96%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Small Cap Selector(8,9)             Growth                     10/31/01 $   647.9      0.51%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Southeast Asia(9,11)                Growth                     10/31/01 $   261.5      0.98%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Stock Selector(8,9)                 Growth                     10/31/01 $ 1,258.7      0.43%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Tax Managed Stock(8,9)              Growth                     10/31/01 $    98.3      0.58%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Focused Stock(8,9)                  Growth                     10/31/01 $    60.7      0.74%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Value(8,9)                          Growth                     10/31/01 $ 4,167.8      0.57%                              No
---------------------------------------------------------------------------------------------------------------------------------
 Worldwide(9,11)                     Growth                     10/31/01 $   857.1      0.73%                              No
---------------------------------------------------------------------------------------------------------------------------------
                                                    Funds Subadvised by FMR
---------------------------------------------------------------------------------------------------------------------------------
 LSA Variable Series Diversified     Growth                              $  3,285.0     .55%(17)                           No
 Mid-Cap Fund(16)
---------------------------------------------------------------------------------------------------------------------------------
 Equitable Advisors EQ/FI Mid Cap    Growth                              $178,308.0     .50%(17)                           No
---------------------------------------------------------------------------------------------------------------------------------
 Equitable Advisors EQ/FI Small/Mid  Growth                              $445,888.0     .506%(17)                          No
 Cap Value
---------------------------------------------------------------------------------------------------------------------------------
 Frank Russell Investment Company    Growth                              $120,758.0     .35%(17)                           No
 International(11,18,19)
---------------------------------------------------------------------------------------------------------------------------------
 Frank Russell Investment Company    Growth                              $ 98,910.0     .35%(17)                           No
 International Securities(11,18,19)
---------------------------------------------------------------------------------------------------------------------------------
 Russell Insurance Funds             Growth                              $ 41,995.0     .35%(17)                           No
 Non-U.S.(11,18,19)
---------------------------------------------------------------------------------------------------------------------------------
 Travelers Series Large Cap          Growth                              $249,828.0     .45%(17)                           No
---------------------------------------------------------------------------------------------------------------------------------
 GCG Asset Allocation Growth(16)     Growth                              $ 51,185.0     .50%(17)                           No
---------------------------------------------------------------------------------------------------------------------------------
 GCG Diversified Mid Cap(16)         Growth                              $ 57,182.0     .50%(17)                           No
---------------------------------------------------------------------------------------------------------------------------------
 Manufacturers Investment            Growth                              $434,192.0     .50%(17)                           No
 Overseas (16)
---------------------------------------------------------------------------------------------------------------------------------
 Manufacturers Investment Strategic  Growth                              $1,065,078.0   .35%(17)                           No
 Opportunities (16)
---------------------------------------------------------------------------------------------------------------------------------
 Manufacturers Investment Large Cap  Growth                              $496,614.0     .40%(17)                           No
 Growth (16)
---------------------------------------------------------------------------------------------------------------------------------
 MassMutual Institutional Value      Growth                              $ 68,928.0     .50%(17)                           No
 Equity (16)
---------------------------------------------------------------------------------------------------------------------------------
 MassMutual Institutional Blue Chip  Growth                              $428,528.0     .529%(17)                          No
 Growth (16)
---------------------------------------------------------------------------------------------------------------------------------
 Prudential Series SP Large Cap      Growth                              $ 23,677.0     .55%(17)                           No
 Value
---------------------------------------------------------------------------------------------------------------------------------
 Prudential Series SP Small/Mid Cap  Growth                              $ 47,217.0     .50%(17)                           No
 Value
---------------------------------------------------------------------------------------------------------------------------------
 Vantagepoint Growth Fund (16)       Growth                              $715,936.0     .61%(17)                           No
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 T. Rowe Price
 Associates, Inc:
---------------------------------------------------------------------------------------------------------------------------------
                                        Funds advised by T. Rowe Price Associates, Inc.
---------------------------------------------------------------------------------------------------------------------------------
 T. Rowe Price Funds, Inc.:          Long-term capital                   $  4,684.8     .25% (Individual Fee)              No
 T. Rowe Price Growth Stock          appreciation                                       .32% (Group Fee)
 Fund, Inc.                                                                             .67%  Total
---------------------------------------------------------------------------------------------------------------------------------
                                       Funds subadvised by T. Rowe Price Associates, Inc.
---------------------------------------------------------------------------------------------------------------------------------
 Aetna Portfolio Partners, Inc.      Long-term capital                   $    595.4(20) .40% on first $500 million         Yes(21)
 T. Rowe Price Growth Equity         appreciation                                       average daily net assets
 Portfolio                                                                              .375% on assets above $500 million
---------------------------------------------------------------------------------------------------------------------------------
 Endeavor Series Trust               Long-term capital                   $    229.9(20) .40% on all assets                 No
 T. Rowe Price Growth Stock          appreciation
 Portfolio
---------------------------------------------------------------------------------------------------------------------------------
 JNL Series Trust                    Long-term capital                   $    474.5(20) .45% on first $20 million          Yes
 T. Rowe Price/JNL Established       appreciation                                       .40% on next $30 million
 Growth Series                                                                          .40% on next $150 million(22,23)
---------------------------------------------------------------------------------------------------------------------------------
 Metropolitan Series Fund, Inc.      Long-term capital                   $    173.3(20) .50% on first $50 million          No
 T. Rowe Price Large Cap Growth      appreciation                                       .40% on assets above $50 million
 Portfolio
---------------------------------------------------------------------------------------------------------------------------------
 SunAmerica                          Long-term capital                   $    191.2(20) .50% on first $40 million          No
 Seasons Series Trust Stock          appreciation                                       .40% on average daily net assets
 Portfolio                                                                              above $40 million
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
 T. Rowe Price
 International, Inc.:
--------------------------------------------------------------------------------------------------------------------------------
                                       Funds advised by T. Rowe Price International, Inc.
---------------------------------------------------------------------------------------------------------------------------------
 T. Rowe Price International         Long-term growth                    $  6,514.9     .35% (Individual Fee)              No
 Funds, Inc.:                        of capital                                         .32% (Group Fee)
 T. Rowe Price International                                                            .67%  Total
 Stock Fund
---------------------------------------------------------------------------------------------------------------------------------
 Institutional International         Long-term growth                    $  1,842.0     .70 of average daily net assets    No
 Funds, Inc.:                        of capital
 Foreign Equity Fund
---------------------------------------------------------------------------------------------------------------------------------
 T. Rowe Price International         Long-term growth                    $    550.3     1.05% (Covers both investment      No
 Series, Inc.:                       of capital                                         management and operating expenses)
 T. Rowe Price International
 Stock Portfolio
--------------------------------------------------------------------------------------------------------------------------------
                                     Funds subadvised by T. Rowe Price International, Inc.
---------------------------------------------------------------------------------------------------------------------------------
 The Commerce Funds                  Long-term growth                    $    109.4(20) .75% of first $20 million          Yes
 The International Equity Fund       of capital                                         .60% of next $30 million
                                                                                        .50% above $50 million
                                                                                        .50% on all assets once assets
                                                                                         exceed $200 million with a
                                                                                         transitional credit provided
                                                                                         on assets between $184 million
                                                                                         and $200 million(24)
---------------------------------------------------------------------------------------------------------------------------------
 Endeavor Series Trust               Long-term growth                    $    127.1(20) .75% of first $20 million          Yes
 T. Rowe Price International         of capital                                         .60% of next $30 million
 Stock Portfolio                                                                        .50% above $50 million(25)
---------------------------------------------------------------------------------------------------------------------------------
 EQ Advisors Trust                   Long-term growth                    $    201.1(20) .75% of first $20 million          Yes
 EQ/T. Rowe Price International      of capital                                         .60% of next $30 million
 Stock Portfolio                                                                        .50% above $50 million(25)
---------------------------------------------------------------------------------------------------------------------------------
 Fortis Series Fund, Inc.            Long-term growth                    $     33.6(20) .75% of first $20 million          Yes
 International Stock Series II       of capital                                         .60% of next $30 million
                                                                                        .50% above $50 million(25)
---------------------------------------------------------------------------------------------------------------------------------
 John Hancock Variable Series        Long-term growth                    $     87.9(20) .75% of first $20 million          Yes
 Trust I International               of capital                                         .60% of next $30 million
 Opportunities Portfolio                                                                .50% above $50 million
 Portfolio                                                                              .50% on all assets once assets
                                                                                         exceed $200 million(24)
---------------------------------------------------------------------------------------------------------------------------------
 Lutheran Brotherhood Family of      Long-term growth                    $     99.9(20) .75% of first $20 million          Yes
 Funds                               of capital                                         .60% of next $30 million
 Lutheran Brotherhood World                                                             .50% above $50 million
 Growth Fund                                                                            .50% on all assets once assets
                                                                                         exceed $200 million(24)
---------------------------------------------------------------------------------------------------------------------------------
 Manufacturers Investment Trust      Long-term growth                    $    267.6(20) .75% of first $50 million          Yes
 International Stock Trust           of capital                                         .50% of next $150 million
                                                                                        .50% on all assets once assets
                                                                                         exceed $200 million(24)
---------------------------------------------------------------------------------------------------------------------------------
 The Vantagepoint Funds              Long-term growth                    $    100.5(20) .75% of first $20 million          Yes
 International Fund                  of capital                                         .60% of next $30 million
                                                                                        .50% above $50 million(25)
---------------------------------------------------------------------------------------------------------------------------------

What services do the subadvisers provide under the Prior Subadvisory Agreements and Proposed Subadvisory Agreements?

      The scope of services provided under the Proposed Subadvisory Agreements will be the same as those under the Prior Subadvisory Agreements. Under the Prior Subadvisory Agreements and the Proposed Subadvisory Agreements, each subadviser is responsible for supervising and directing the investments of its respective Portfolio in accordance with the Portfolio's investment objective, strategies, and restrictions as provided in its prospectus and statement of additional information. Each investment subadviser is also responsible for effecting all securities transactions on behalf of its respective Portfolio, including the negotiation of commissions and the allocation of brokerage.

      The Prior Subadvisory Agreements and Proposed Subadvisory Agreements also provide that each investment subadviser, its officers, directors, employees, and certain other persons performing specific functions for each Portfolio will only be liable to the Portfolio for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

      As described in Proposal 1, AAL will continue to have responsibility for oversight and review of each investment subadviser's performance of its duties.

What brokerage services have been provided to the Portfolios by affiliates of the subadvisers?

      Fidelity Management & Research Company ("FMR") may place agency transactions with National Financial Services LLC (NFS), an indirect subsidiary of FMR Corp., in connection with the execution of transactions for the FI All Cap Portfolio, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. FMR may also place agency transactions with REDIBook ECN LLC (REDIBook), an electronic communication network (ECN) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. The aggregate amount of commissions paid to these affiliated brokerage firms by the Portfolio for the period November 30, 2001, the Portfolio's inception, until fiscal year ended December 31, 2001 and the percentages these amounts represented of the total commissions paid by the Portfolio over that period are set forth below.

                                                            Total brokerage commissions
            Total brokerage commissions                   paid to affiliated brokers as a
            paid to affiliated brokers                    percentage of total commissions
            --------------------------                    -------------------------------
                      $3.60                                           .08%

Information About the Subadvisers

Who is the principal executive officer and who are the directors of each subadviser?

      Franklin Advisers, Inc. is a wholly owned subsidiary of Franklin Resources, Inc. Franklin Advisers, Inc. is located at One Franklin Parkway, San Mateo, California 94003. The name and principal occupation of the principal executive officer and each director of Franklin Advisers, Inc. are:

Name                              Principal Occupation
----                              --------------------
Charles E. Johnson                President and Director, Franklin Advisers, Inc.

Marty L. Flanagan                 Executive Vice President and Director, Franklin Advisers, Inc.

Rupert H. Johnson, Jr.            Director, Franklin Advisers, Inc.

      Massachusetts Financial Services Company is an indirect subsidiary of Sun Life Assurance Company of Canada. Massachusetts Financial Services Company is located at 150 King Street West, Toronto, Ontario, Canada. The name and principal occupation of the principal executive officer and each director of Massachusetts Financial Services Company are:

Name                              Principal Occupation
----                              --------------------
Jeffrey L. Shames                 Chairman and Chief Executive Officer, Massachusetts
                                  Financial Services Company

John W. Ballen                    Director and President, Massachusetts Financial Services
                                  Company

Arnold D. Scott                   Director and Senior Executive Vice President,
                                  Massachusetts Financial Services Company

Joseph W. Dello Russo             Director, Chief Administrative Officer, and Executive Vice
                                  President, Massachusetts Financial Services Company

Robert Whelan                     Chief Financial Officer and Senior Vice President

Kevin R. Parke                    Director, Chief Investment Officer and Executive Vice
                                  President, Massachusetts Financial Services Company

Thomas J. Cashman, Jr.            Director and Executive Vice President, Massachusetts
                                  Financial Services Company

William W. Scott, Jr.             Director and Vice Chairman, Massachusetts Financial
                                  Services Company

C. James Prieur                   Director, Massachusetts Financial Services Company

Donald A .Stewart                 Director, Massachusetts Financial Services Company

William W. Stinson                Director, Massachusetts Financial Services Company

James C. Baillie                  Director, Massachusetts Financial Services Company

Martin E. Beaulieu                Director, Massachusetts Financial Services Company

      Fidelity Management & Research Company is a wholly-owned subsidiary of FMR Corp. Fidelity Management & Research Company is located at 82 Devonshire Street, Boston, Massachusetts 02109. The name and principal occupation of the principal executive officer and each director of Fidelity Management & Research Company are:

Name                              Principal Occupation
----                              --------------------
Edward C. Johnson                 Chairman of the Board and Director of Fidelity Management
                                  & Research Company ("FMR"); Chief Executive Officer,
                                  Chairman of the Board, and Director of FMR Corp.; Chairman
                                  of the Board and Director of Fidelity Investments Money
                                  Management, Inc. ("FIMM"), and Fidelity Management &
                                  Research (Far East) Inc., and Fidelity Management &
                                  Research Co., Inc. (FMRC); Director of Fidelity Management
                                  & Research (U.K.) Inc.; Chairman of the Executive
                                  Committee of FMR; President and Trustee of funds advised
                                  by FMR

Abigail P. Johnson                President and Director of FMR, FMRC, and FIMM; Senior Vice
                                  President of funds advised by FMR; Director of FMR Corp.;
                                  Previously a Vice President of certain Equity Fidelity
                                  funds

Peter S. Lynch                    Vice Chairman of the Board and Director of FMR and FMRC;
                                  Trustee of funds advised by FMR

        T. Rowe Price  Associates,  Inc. is a wholly owned subsidiary of T. Rowe Price Group,  Inc. T.
Rowe Price Associates,  Inc. is located at 100 East Pratt Street,  Baltimore,  Maryland 21202. The name and  principal  occupation  of the  principal  executive  officer  and each  director  of T. Rowe Price
Associates, Inc. are:

Name                              Principal Occupation
----                              --------------------
George A. Roche                   Chairman of the Board, President and Managing Director, T.
                                  Rowe Price Associates, Inc.

Edward C.Bernard                  Director and Managing Director, T. Rowe Price Associates,
                                  Inc.

James A.C. Kennedy                Director and Managing Director, T. Rowe Price Associates,
                                  Inc.

William T. Reynolds               Director and Managing Director, T. Rowe Price Associates,
                                  Inc.

James S. Riepe                    Director and Managing Director, T. Rowe Price Associates,
                                  Inc.

M. David Testa                    Director and Managing Director, T. Rowe Price Associates,
                                  Inc.

Martin G. Wade                    Director and Managing Director, T. Rowe Price Associates,
                                  Inc.

        T. Rowe Price  International,  Inc. is a wholly owned indirect  subsidiary of T. Rowe Price. T.
Rowe Price  International  Inc. is located at 100 East Pratt Street,  Baltimore,  Maryland  21202.  The
name and principal  occupation of the  principal  executive  officer and each director of T. Rowe Price
International, Inc. are:

Name                              Principal Occupation
----                              --------------------
David J.L. Warren                 Director, President and Chief Executive Officer, T. Rowe
                                  Price International, Inc.

John R. Ford                      Director, Chief Investment Officer and Vice President,
                                  T. Rowe Price International, Inc.

James S. Riepe                    Director, T. Rowe Price International, Inc.

George A. Roche                   Director, T. Rowe Price International, Inc.

David M. Testa                    Director, T. Rowe Price International, Inc.

Martin G. Wade                    Chairman of the Board and Director, T. Rowe Price
                                  International, Inc.

Recommended Shareholder Action

     The Board of Directors, including the Independent Directors, unanimously recommend that shareholders vote FOR approval of the Proposed Subadvisory Agreements.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

      The Board of Directors does not know of any other matters to be considered at the Special Meeting other than those referred to above. If any other matters are properly brought before the Special Meeting, it is the intention of proxy holders to vote such proxies on such matters in accordance with their best judgment.

NO ANNUAL MEETINGS OF SHAREHOLDERS

      There will be no annual or further special meetings of shareholders of the Fund unless required by applicable law or called by the Board of Directors in their discretion. Contract owners wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, 625 Fourth Avenue South, Minneapolis, Minnesota 55415. Contract owner proposals should be received in a reasonable time before the solicitation is made.

Whether or not you plan to attend this special meeting, please fill in, date and sign the enclosed voting instruction form and return it promptly in the enclosed envelope. No postage is necessary if it is mailed in the United States. Alternatively, you may vote by telephone (1-800-597-7836) or the internet (https://vote.proxy-direct.com) by entering the control number on the enclosed voting instruction card.

March 8, 2002
Date of Proxy Statement

EXHIBIT A

                                     INVESTMENT ADVISORY AGREEMENT

                                            By and Between

                                     Aid Association for Lutherans
                                                  and
                                         LB Series Fund, Inc.

INVESTMENT  ADVISORY  AGREEMENT,  made as of the ___ day of ________,  200_, (the "Effective  Date") by
and between Aid Association  for Lutherans,  a fraternal  benefit society  organized and existing under the laws of the State of Wisconsin  ("Adviser"),  and LB Series Fund, Inc., a corporation organized and existing under the laws of the State of Minnesota (the "Fund").

WHEREAS,  the Fund is engaged in  business  as an  open-end  investment  company  registered  under the
Investment Company Act of 1940, as amended ("1940 Act"); and

WHEREAS,  the Fund is  authorized to issue shares of the  following  Portfolios as separate  investment
Portfolios, each having a separate class of shares of capital stock:

     o  World Growth Portfolio
     o  Growth Portfolio
     o  Opportunity Growth Portfolio
     o  High Yield Portfolio
     o  Income Portfolio
     o  Mid Cap Growth Portfolio
     o  Money Market Portfolio
     o  FTI Small Cap Growth Portfolio
     o  MFS Mid Cap Growth Portfolio
     o  FI All Cap Portfolio
     o  MFS Investors Growth Portfolio
     o  TRP Growth Stock Portfolio
     o  Value Portfolio
     o  Limited Maturity Bond Portfolio

(the "Initial  Portfolios," and together with all other series or Portfolios  subsequently  established by the Fund with respect to which Adviser renders  investment  advisory  services pursuant to the terms
of  this  Agreement,   being   collectively   referred  as  the  "Portfolios"  and  individually  as  a
"Portfolio"); and

WHEREAS,  Adviser is registered as an investment adviser under the Investment  Advisers Act of 1940, as amended ("Advisers Act"); and

WHEREAS,  the Fund desires to retain Adviser as adviser to furnish investment  advisory services to the
Fund, and Adviser is willing to furnish such services;

NOW,  THEREFORE,  in  consideration  of the premises and mutual promises herein set forth,  the parties hereto agree as follows:

I.      Appointment.  (A) The Fund hereby  appoints  Adviser as its investment  adviser with respect to the  Portfolios  for the period and on the terms set forth in this  Agreement,  and (B) Adviser hereby accepts such  appointment  and agrees to render the services  herein set forth,  for the compensation herein provided.

II.     Additional  Series.  In the event that the Fund  establishes one or more series of shares other than the Initial  Portfolios with respect to which the Fund desires to retain Adviser to render investment  advisory  services  hereunder,  the  Fund  shall  so  notify  Adviser  in  writing, indicating the advisory fee to be payable with respect to the additional  series of shares.  If
        Adviser is willing to render  such  services  on the terms  provided  for  herein,  it shall so notify the Fund in writing, whereupon such series shall become a Portfolio hereunder.

III.    Duties of Adviser.

        A.     Adviser  is  hereby   authorized   and  directed  and  hereby   agrees  to  (i)  furnish
               continuously an investment  program for the Portfolios,  and (ii) determine from time to time what  investments  shall be  purchased,  sold or exchanged  and what portion of the assets of the Portfolios  shall be held  uninvested.  Adviser shall perform these duties subject  always to (1) the overall  supervision  of the Board of  Directors  of the Fund
               (the  "Board"),  (2) the Fund's  Articles  of  Incorporation  ("Articles")  and  by-laws
               ("By-Laws"),  as  amended  from  time to time,  (3) the  stated  investment  objectives, policies  and  restrictions  of the  Portfolios  as set forth in the Fund's then current
               Registration  Statement  under the 1940 Act and the  Securities Act of 1933, as amended, on Form N-1A,  as filed with the  Securities  and  Exchange  Commission  relating to the
               Portfolios and their shares and all amendments thereto ("Registration  Statement"),  (4)
               any  additional  policies  or  guidelines  established  by  the  Board  that  have  been furnished in writing to Adviser,  (5) applicable  provisions of law, including,  without limitation,  all  applicable  provisions  of the 1940 Act and the rules and  regulations thereunder,  and (6) the  provisions  of the Internal  Revenue Code of 1986,  as amended
               (the "Code") applicable to "regulated  investment  companies" (as defined in Section 851 of the Code),  as amended from time to time.  In  accordance  with Section VII,  Adviser shall  arrange for the  execution of all orders for the purchase and sale of  securities and other  investments  for the  Portfolios'  accounts and will exercise full discretion and act for the Fund in the same  manner  and with the same force and effect as the Fund might or could do with  respect to such  purchases,  sales,  or other  transactions,  as well as with respect to all other things  necessary or incidental to the  furtherance or conduct of such purchases,  sales, or other transactions,  including without limitation, management of cash balances in the Portfolios.

        B.     Adviser  shall  have no  responsibility  with  respect  to  maintaining  custody  of the
               Portfolios'   assets.   Adviser  shall  affirm   security   transactions   with  central
               depositories   and  advise  the  custodian  of  the  Portfolios   ("Custodian")  or  any
               subcustodian  or  depository  promptly  of  each  purchase  and  sale  of a  Portfolio's security,  specifying the name of the issuer,  the  description  and amount or number of shares of the security  purchased,  the market price,  the  commission  and gross or net price,  the trade date and settlement  date and the identity of the effecting  broker or dealer.  Adviser  shall from time to time provide  Custodian  and the Fund with evidence of authority of its personnel who are authorized to give instructions to Custodian.

        C.     Adviser shall  exercise proxy and other voting rights  incident to any  securities  held in the  Portfolios  without  consultation  with the Fund,  provided  that  Adviser  will follow any  written  instructions  received  from the Fund with  respect to voting as to particular  issues.  Adviser  shall  further  respond to all  corporate  action  matters incident  to the  securities  held  in the  Portfolios  including,  without  limitation, proofs of claim in bankruptcy and class action cases and shelf registrations.

        D.     In the  performance  of its duties  hereunder,  Adviser  is and shall be an  independent contractor and except as expressly  provided for herein or otherwise  expressly provided or  authorized  shall have no authority to act for or represent  the  Portfolios  or the
               Fund in any way or otherwise be deemed to be an agent of the Portfolios or the Fund.

IV.     Compensation.  For the services provided  pursuant to this Agreement,  Adviser shall receive an investment  management fee as set forth in Schedule 1, attached hereto and incorporated  herein by reference.  The management  fee shall be payable  monthly in arrears to Adviser on or before the 10th day of the next  succeeding  calendar month.  If this Agreement  becomes  effective or terminates  before the end of any month, the investment  management fee for the period from the effective  date to the end of such  month or from the  beginning  of such  month to the date of termination,  as the case may be,  shall be  prorated  according  to the  proration  which such period bears to the full month in which such effectiveness or termination occurs.

V.      Allocation  of Charges  and  Expenses.  Adviser  shall  furnish at its own  expense  investment advisory and  portfolio  administrative  and  management  services  necessary for servicing the
        investments  of  the  Portfolios,   and  investment   advisory  facilities  and  executive  and
        supervisory personnel for managing the investments and effecting the portfolio  transactions of the Fund with respect to the  Portfolios.  Adviser shall  arrange,  if desired by the Fund, for officers  and  employees  of Adviser to serve as  Directors,  Officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual  consent and to any limitations  imposed  by  law.  It is  understood  that  the  Fund  will  with  respect  to the
        Portfolios  pay,  or provide for the payment  of, all of its own  expenses  including,  without limitation,  compensation  of Directors  not  affiliated  with Adviser or Lutheran  Brotherhood
        Variable Insurance Products Company,  governmental fees,  interest charges,  taxes,  membership dues in the Investment Company Institute  allocable to the Fund with respect to the Portfolios, fees and  expenses  of  independent  auditors,  of legal  counsel  and of any  transfer  agent, registrar and dividend  disbursing  agent of the Fund with respect to the Portfolios,  expenses of  preparing,  printing  and  mailing  prospectuses,  shareholders'  reports,  notices,  proxy statements and reports to governmental  officers and commissions,  expenses  connected with the execution,  recording and settlement of portfolio security  transactions,  insurance  premiums, fees  and  expenses  of the  Custodian  for  all  services  to the  Fund  with  respect  to the
        Portfolios,  including safekeeping of funds and securities and keeping of books and calculating the net asset  value of shares of the  Portfolios,  expenses  of  shareholders'  meetings,  and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

VI.     Subadvisers.  Adviser may enter into a subinvestment  advisory agreement or agreements with one or more  subadvisers  providing that such subadviser  shall furnish certain  advisory and other services to the Fund and Adviser with respect to the Portfolio and also  providing  that on the terms and conditions of such  subinvestment  advisory  agreement such  subadviser may determine from time to time what  securities  shall be purchased,  sold or exchanged by the Fund and what portion of the assets of the Portfolio  shall be held  uninvested.  Adviser will  establish the overall  investment  strategy  for a  subadvised  Portfolio  and  will  evaluate,  select,  and recommend any such  subadviser,  subject to the approval of the Board and, unless such approval by such holders is not required under the rules and regulations  promulgated under the 1940 Act or an exemptive order granted  thereunder,  the holders of a majority of the outstanding voting securities  of the  subadvised  Portfolio.  Adviser will  allocate  assets to such  subadviser, monitor the performance,  security holdings,  and investment  strategies of the subadviser and, when  appropriate,  research  any  potential  new  subadviser  for  the  subadvised  Portfolio.
        Subject to the overall  supervision  of the Board,  Adviser has  responsibility  to oversee any such subadvisers and recommend their hiring, termination and replacement.

VII.    Portfolio Transactions.

        A.     Adviser  agrees that,  in executing  Portfolio  transactions  and  selecting  brokers or dealers,  if any, it shall use its best efforts to seek on behalf of the  Portfolios the best overall terms  available.  In assessing  the best overall  terms  available for any transaction,  Adviser  shall  consider  all  factors it deems  relevant,  including  the breadth of the market in and the price of the  security,  the  financial  condition  and
               execution   capability  of  the  broker  or  dealer,   and  the  reasonableness  of  the
               commission,  if any,  with  respect  to the  specific  transaction  and on a  continuing basis.  In evaluating the best overall terms  available,  and in selecting the broker or dealer,  if any, to execute a  particular  transaction,  Adviser may also  consider  the brokerage  and  research  services  (as those terms are defined in Section  28(e) of the
               Securities  Exchange Act of 1934, as amended  ("1934 Act"))  provided to Adviser  and/or its affiliates  with respect to the Portfolios  and/or other accounts over which Adviser or an  affiliate  exercises  investment  discretion.  Adviser  may,  in its  discretion, agree to pay a broker or dealer that  furnishes  such  brokerage or research  services a higher  commission than that which might have been charged by another  broker-dealer for effecting  the  same  transactions,  if  Adviser  determines  in good  faith  that  such commission is reasonable  in relation to the  brokerage and research  services  provided by the broker or dealer,  viewed in terms of either that  particular  transaction or the overall  responsibilities  of Adviser and its affiliates with respect to the accounts as to which they  exercise  investment  discretion  (as such term is defined  under Section
               3(a)(35) of the 1934 Act).  Adviser  shall,  upon  request  from the Fund,  provide such periodic  and special  reports  describing  any such  brokerage  and  research  services received and the  incremental  commissions,  net price or other  consideration  to which they relate.

        B.     In no instance will Portfolio  securities be purchased  from or sold to Adviser,  or any affiliated  person thereof,  except in accordance  with the federal  securities laws and the rules and regulations thereunder.

        C.     Adviser  may  buy  securities  for a  Portfolio  at the  same  time it is  selling  such securities  for another  client  account and may sell  securities for a Portfolio at the time it is buying such  securities for another client  account.  In such cases,  subject
               to  applicable  legal  and  regulatory   requirements,   and  in  compliance  with  such
               procedures  of the Fund as may be in effect from time to time,  Adviser  may  effectuate cross  transactions  between a Portfolio  and such other  account if it deems this to be advantageous to the Portfolio and such other account.

        D.     On  occasions  when  Adviser  deems the purchase or sale of a security to be in the best interest  of the  Fund as well as other  clients  of  Adviser,  Adviser,  to the  extent permitted by  applicable  laws and  regulations,  may, but shall be under no  obligation to,  aggregate  the  securities  to be  purchased  or sold to  attempt  to obtain a more favorable  price  or  lower  brokerage  commissions  and  efficient  execution.  In such event,  allocation  of the  securities  so  purchased  or sold,  as well as the expenses incurred in the  transaction,  will be made by Adviser in the manner  Adviser  considers to be the most equitable and consistent  with its fiduciary  obligations to the Fund and to its other clients.

VIII.   Records.  Adviser  shall  maintain all books and records  required to be maintained by the Fund pursuant to the 1940 Act and the rules and regulations  promulgated  thereunder with respect to transactions on behalf of the Portfolios.

IX.     Reports and Meetings.

        A.     Adviser  shall furnish to the Board such  information,  reports,  evaluations,  analyses and opinions as are required by law or that the Board may reasonably require

        B.     Adviser  shall make  available  in person to the Board and  personnel  of Adviser as the
               Board may reasonably  request to review the  investments  and the investment  program of the Portfolios and the services provided by Adviser hereunder.

X.      Services to Other  Clients.  Nothing  contained in this  Agreement  shall limit or restrict (i)
        the freedom of Adviser, or any affiliated person thereof,  to render investment  management and corporate  administrative  services to other investment companies, to act as investment manager or investment  counselor to other persons,  firms, or  corporations,  or to engage in any other business  activities,  or (ii) the right of any director,  officer, or employee of Adviser, who may also be a director,  officer,  or employee of the Fund, to engage in any other  business or to devote  his or her time and  attention  in part to the  management  or other  aspects of any other business, whether of a similar nature or a dissimilar nature.

XI.     Adviser's  Use of the  Services  of  Others.  Adviser  may,  at its cost,  employ,  retain,  or otherwise avail itself of the services or facilities of other persons or organizations  for the purpose  of  providing  Adviser  or the  Fund or the  Portfolios,  as  appropriate,  with  such statistical and other factual  information,  such advice regarding economic factors and trends, such advice as to occasional  transactions in specific  securities,  or such other information, advice,  or  assistance  as Adviser may deem  necessary,  appropriate,  or  convenient  for the discharge of its obligations  hereunder or otherwise helpful to the Fund or the Portfolios,  as appropriate,  or in the  discharge of Adviser's  overall  responsibilities  with respect to the other accounts that it serves as investment manager or counselor.

XII.    Limitation  of Liability of Adviser.  Neither  Adviser nor any of its officers,  directors,  or employees (collectively,  "Related Persons"),  shall be liable for (i) any error of judgment or mistake of law or for any loss  suffered by the Fund or Portfolios or (ii) any error of fact or mistake of law  contained  in any report or data  provided by Adviser,  except in each case for any error, mistake or loss resulting from willful  misfeasance,  bad faith, or gross negligence in the performance by Adviser or such Related Person of Adviser's  duties on behalf of the Fund or Portfolios or from  reckless  disregard by Adviser or any such Related  Person of the duties of Adviser pursuant to this Agreement.

        Notwithstanding  the foregoing,  any stated  limitations on liability shall not relieve Adviser from any  responsibility  or liability Adviser may have under state or federal statutes or from responsibility or liability for errors in connection with the execution of trade orders.

XIII.   Representations of Adviser.  Adviser represents, warrants, and agrees as follows:

        A.     Adviser  (i) is  registered  as an  investment  adviser  under  Advisers  Act  and  will continue to be so registered  for so long as this Agreement  remains in effect;  (ii) is not  prohibited  by the  1940  Act or the  Advisers  Act from  performing  the  services contemplated  by this  Agreement;  (iii) has met, and will  continue to meet for so long
               as  this  Agreement   remains  in  effect,   any  other  applicable   federal  or  state
               requirements,   or  the   applicable   requirements   of  any   regulatory  or  industry
               self-regulatory  agency,   necessary  to  be  met  in  order  to  perform  the  services contemplated  by this  Agreement;  (iv) has the  authority to enter into and perform the services  contemplated by this Agreement;  and (v) will immediately  notify the Board of the  occurrence  of  any  event  that  would  disqualify  Adviser  from  serving  as  an investment  adviser of an  investment  company  pursuant to Section 9(a) of the 1940 Act or otherwise.

        B.     Adviser has adopted a written code of ethics (the  "Adviser  Code")  complying  with the requirements  of Rule 17j-1  under the 1940 Act,  as may be  amended  from time to time, and, has provided the Fund with a copy of the Adviser  Code,  together  with evidence of its adoption.  Adviser  certifies that it has adopted  procedures  reasonably  necessary to prevent access  persons" as defined in Rule 17j-1  ("Access  Persons") from violating the  Adviser  Code.  Adviser  will  furnish  at least  annually  to the  Board a written report that (a)  describes  any issues  arising  under the  Adviser  Code since the last report  to the  Board,  including,  but  not  limited  to,  information  about  material violations of the Adviser Code with respect to the Portfolios  and sanctions  imposed in response  to the  material  violations  and (b)  certifies  that the Adviser has adopted procedures  reasonably  necessary to prevent  Access  Persons from violating the Adviser
               Code.

        C.     Adviser has  provided the Fund with a copy of its Form ADV as most  recently  filed with the SEC and, if not so filed,  its most recent Part II of Form ADV,  and will,  promptly after  filing any  amendment  to its Form ADV with the SEC,  and,  if not so filed,  any amendment to Part II of its Form ADV, furnish a copy of such amendment to the Fund.

XIV.    Compliance  with  Applicable  Regulations.  In performing its duties  hereunder,  Adviser shall establish compliance  procedures  reasonably  calculated to ensure compliance at all times with all applicable  provisions of the 1940 Act and the Advisers Act, and any rules and  regulations adopted  thereunder;  Subchapter M of the Code; the provisions of the  Registration  Statement;
        the  provisions  of the Articles  and the By-Laws of the Fund,  as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

XV.     Term  of  Agreement.  This  Agreement  shall  become  effective  with  respect  to the  Initial
        Portfolios on the Effective Date and, with respect to any additional Portfolio,  on the date of receipt by the Board of notice from Adviser in  accordance  with Section II hereof that Adviser is  willing to serve as  investment  adviser  with  respect to such  Portfolio.  Unless  sooner terminated as provided  herein,  this Agreement shall continue in effect for two years from the
        Effective  Date with respect to the Initial  Portfolios  and,  with respect to each  additional
        Portfolio,  for two years from the date on which this Agreement  becomes effective with respect to such  Portfolio.  Thereafter,  this  Agreement  shall  continue in effect from year to year, with respect to the Portfolios,  subject to the termination  provisions and all other terms and conditions  hereof,  so long as (a) such continuation  shall be specifically  approved at least annually  (i) by  either  the  Board,  or by  vote  of a  majority  of the  outstanding  voting securities  of the  Portfolios;  and (ii) in either  event,  by the  vote,  cast in person at a meeting  called for the purpose of voting on such  approval,  of a majority of the Directors of the Fund who are not  interested  persons of any party to this  Agreement,  cast in person at a meeting  called for the  purpose of voting on such  approval;  and (b)  Adviser  shall not have notified the Fund, in writing,  at least 60 days prior to such approval that it does not desire such  continuation.  Adviser  shall  furnish  to the  Fund,  promptly  upon its  request,  such information  as may  reasonably  be necessary  to evaluate  the terms of this  Agreement or any extension, renewal, or amendment hereof.

XVI.    Termination of Agreement.  Notwithstanding  the foregoing,  this Agreement may be terminated at any time with respect to a Portfolio,  without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding  voting  securities of such Portfolio on at least
        60 days' prior  written  notice to Adviser.  This  Agreement may also be terminated by the Fund
        (i) upon material breach by Adviser of any of the  representations  and warranties set forth in
        Section  XIII of this  Agreement,  if such  breach  shall not have been  cured  within a 20-day period after notice of such breach;  or (ii) if Adviser  becomes unable to discharge its duties and  obligations  under this  Agreement.  Adviser may  terminate  this  Agreement  at any time, without  the  payment of any  penalty,  on at least 60 days'  prior  notice to the Board.  This
        Agreement  shall  terminate  automatically  in the event of its  "assignment",  as such term is defined in the 1940 Act.

        Any approval,  amendment,  or termination of this Agreement by the holders of a majority of the outstanding  voting securities (as defined in the 1940 Act) of any Portfolio shall be effective to continue,  amend or terminate this Agreement with respect to such Portfolio  notwithstanding
        (i) that such action has not been  approved  by the  holders of a majority  of the  outstanding voting securities of any other Portfolios  affected  thereby,  and/or (ii) that such action has not been approved by the vote of a majority of the outstanding  voting  securities of the Fund, unless such action shall be required by any applicable law or otherwise.

XVII.   Amendments,  Waivers, etc. Provisions of this Agreement may be changed,  waived,  discharged or terminated  only by an instrument in writing  signed by the party against which  enforcement of the  change,  waiver,  discharge  or  termination  is sought.  This  Agreement  (including  any exhibits  and  schedules  hereto) may be amended at any time by written  mutual  consent of the parties,  subject to the requirements of the 1940 Act and rules and regulations promulgated and orders granted thereunder.

XVIII.  Miscellaneous.

        A.     Governing  Law. This  Agreement  shall be construed in  accordance  with the laws of the
               State of Minnesota  without  giving effect to the conflicts of laws  principles  thereof and the 1940 Act.  To the  extent  that the  applicable  laws of the State of  Minnesota conflict with the applicable provisions of the 1940 Act, the latter shall control.

        B.     Insurance.  Adviser agrees to maintain  errors and omissions or  professional  liability insurance  coverage in an amount that is  reasonable in light of the nature and scope of
               Adviser's business activities.

        C.     Captions.  The captions  contained in this  Agreement  are included for  convenience  of reference  only  and in no way  define  or  delimit  any of  the  provisions  hereof  or otherwise affect their construction or effect.

        D.     Entire  Agreement.  This Agreement  represents the entire agreement and understanding of the  parties  hereto  and shall  supersede  any prior  agreements  between  the  parties relating to the subject matter  hereof,  and all such prior  agreements  shall be deemed terminated upon the effectiveness of this Agreement.

        E.     Interpretation.  Nothing  herein  contained  shall be deemed to require the Fund to take any  action  contrary  to its  Articles  or  By-Laws,  or any  applicable  statutory  or regulatory  requirement  to which it is subject  or by which it is bound,  or to relieve or  deprive  the Board of its  responsibility  for and  control  of the  conduct  of the affairs of the Portfolios.

        F.     Definitions.   Any  question  of  interpretation  of  any  term  or  provision  of  this
               Agreement  having a counterpart in or otherwise  derived from a term or provision of the
               1940 Act shall be resolved by  reference  to such term or  provision of the 1940 Act and to  interpretations  thereof,  if any, by the United States courts or, in the absence of any  controlling  decision of any such court,  by rules,  regulations,  or orders of the
               SEC  validly  issued  pursuant  to the 1940 Act.  As used in this  Agreement,  the terms
               "majority  of the  outstanding  voting  securities,"  "affiliated  person,"  "interested person,"  "assignment,"  "broker,"  "investment  adviser," "net assets," "sale," "sell,"
               and "security"  shall have the same meaning as such terms have in the 1940 Act,  subject to such  exemption  as may be  granted  by the SEC by any  rule,  regulation,  or order.
               Where the effect of a  requirement  of the  federal  securities  laws  reflected  in any provision of this  Agreement is made less  restrictive by a rule,  regulation,  or order of the SEC,  whether of special or general  application,  such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

IN WITNESS  WHEREOF,  the  parties  hereto have  caused  this  instrument  to be executed by their duly authorized signatories as of the date and year first above written.

                                            AID ASSOCIATION FOR LUTHERANS

Attest:________________________             By:________________________________
Name:__________________________             Name:______________________________
                                            Title:_____________________________

                                            LB SERIES FUND, INC.

Attest:________________________             By:________________________________
Name:__________________________             Name:______________________________
                                            Title:_____________________________

                                      SCHEDULE I

--------------------------------------------------------------------------------

                                 World Growth Portfolio
                                          0.85%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    Growth Portfolio
                                          0.40%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              Opportunity Growth Portfolio
                                          0.40%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  High Yield Portfolio
                                          0.40%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    Income Portfolio
                                          0.40%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                Mid Cap Growth Portfolio
                                          0.40%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                 Money Market Portfolio
                                          0.40%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             FTI Small Cap Growth Portfolio
                              $0-$500 million         1.00%
                              More than $500 million   .90%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                              MFS Mid Cap Growth Portfolio
                              $0-$500 million         .90%
                              More than $500 million  .80%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  FI All Cap Portfolio
                              $0-$500 million          .95%
                              More than $500 million   .90%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             MFS Investors Growth Portfolio
                               $0-$500 million         .80%
                               More than $500 million  .70%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TRP Growth Stock Portfolio
                               $0-$500 million         .80%
                               More than $500 million  .70%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    Value Portfolio
                                        .60%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             Limited Maturity Bond Portfolio
                                          .40%

--------------------------------------------------------------------------------

EXHIBIT B

                                   INVESTMENT SUBADVISORY AGREEMENT

                                             By and Among

                                     Aid Association for Lutherans
                                                  and
                                         LB Series Fund, Inc.
                                                  and
                                        Franklin Advisers, Inc.

INVESTMENT  SUBADVISORY  AGREEMENT,  made as of the ___ day of _______, 2002, (the "Effective Date") by
and among Aid Association for Lutherans,  a fraternal  benefit society organized and existing under the laws of the  State of  Wisconsin  ("Adviser"),  LB Series  Fund,  Inc.,  a  corporation  organized  and existing  under  the  laws  of the  State  of  Minnesota  ("Fund"),  and  Franklin  Advisers,  Inc.,  a
corporation organized and existing under the laws of the State of California ("Subadviser").

WHEREAS,  Adviser  has  entered  into  an  Investment  Advisory  Agreement  dated  as of the 1st day of
January,  2002  ("Advisory  Agreement")  with the Fund,  which is engaged in  business  as an  open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

WHEREAS,  the Fund is  authorized  to issue  shares  of the FTI Small Cap  Portfolio  ("Portfolio"),  a separate series of the Fund; and

WHEREAS,  Subadviser  is engaged  principally  in the  business  of  rendering  investment  supervisory management  services and is registered as an investment  adviser under the  Investment  Advisers Act of
1940, as amended ("Advisers Act"); and

WHEREAS,  the Fund and Adviser desire to retain Subadviser as subadviser to furnish certain  investment advisory services to Adviser and the Portfolio and Subadviser is willing to furnish such services;

NOW,  THEREFORE,  in  consideration  of the premises and mutual promises herein set forth,  the parties hereto agree as follows:

I.      Appointment.  (A) Adviser hereby appoints Subadviser as its investment  subadviser with respect to the  Portfolio  for the  period  and on the  terms  set  forth  in this  Agreement,  and (B)
        Subadviser  hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

II.     Additional  Series.  In the event that the Fund  establishes one or more series of shares other than the  Portfolio  with  respect  to which  Adviser  desires to retain  Subadviser  to render investment  advisory  services  hereunder,  Adviser  shall so  notify  Subadviser  in  writing, indicating the advisory fee to be payable with respect to the additional  series of shares.  If
        Subadviser  is willing to render such  services on the terms  provided for herein,  it shall so notify Adviser in writing, whereupon such series shall become a Portfolio hereunder.

III.    Duties of Subadviser.

        A.     Subadviser  is  hereby  authorized  and  directed  and  hereby  agrees  to  (i)  furnish continuously  an investment  program for the Portfolio,  and (ii) determine from time to time what  investments  shall be  purchased,  sold or exchanged  and what portion of the
               assets  of  the  Portfolio   shall  be  held   uninvested.   As  the  Fund's  agent  and
               attorney-in-fact,  the  Subadviser may (a) buy,  sell,  exchange,  convert and otherwise trade in any stocks,  bonds or other  securities  including  money  market  instruments, whether the issuer is  organized in the United  States or outside the United  States and
               (b) place  orders for the  execution  of such  securities  transactions  with or through such brokers,  dealers or issuers as  Subadviser  may select.  Subadviser  shall perform these duties subject  always to (1) the overall  supervision of Adviser and the Board of
               Directors  of the Fund (the  "Board"),  (2) the Fund's  Articles and By-laws (as defined below),  as amended from time to time, (3) the stated  investment  objectives,  policies and  restrictions of the Portfolio as set forth in the Fund's then current  Registration
               Statement (as defined below), (4) any additional  policies or guidelines  established by
               Adviser or Board that have been  furnished  in writing  to  Subadviser,  (5)  applicable provisions of law,  including,  without  limitation,  all  applicable  provisions of the
               1940  Act and the  rules  and  regulations  thereunder,  and (6) the  provisions  of the
               Internal  Revenue  Code of 1986,  as  amended  (the  "Code")  applicable  to  "regulated investment  companies" (as defined in Section 851 of the Code),  as amended from time to time.  In  accordance  with Section VII,  Subadviser  shall arrange for the execution of all  orders  for the  purchase  and sale of  securities  and other  investments  for the
               Portfolio's  account and will exercise full  discretion and act for the Fund in the same manner and with the same  force and  effect as the Fund  might or could do with  respect to such purchases,  sales, or other  transactions,  as well as with respect to all other things  necessary or incidental to the furtherance or conduct of such purchases,  sales, or other transactions.

        B.     Subadviser  shall have no  responsibility  with  respect to  maintaining  custody of the
               Portfolio's  assets.   Subadviser  shall  affirm  security   transactions  with  central
               depositories   and  advise  the  custodian  of  the  Portfolio   ("Custodian")  or  such
               depositories  or agents as may be designated  by Custodian and Adviser  promptly of each purchase  and sale of a  portfolio  security,  specifying  the name of the  issuer,  the description  and  amount  or number of shares  of the  security  purchased,  the  market price,  the  commission and gross or net price,  the trade date and settlement  date and the  identity  of the  effecting  broker or dealer.  Subadviser  shall from time to time provide  Custodian  and Adviser  with  evidence of authority  of its  personnel  who are authorized  to give  instructions  to Custodian.  The Fund shall  instruct the Custodian to provide  the  Subadviser  with such  information  as the  Subadviser  may  reasonably request relating to daily cash levels held by the Portfolio.

        C.     Unless  Adviser  advises  Subadviser  in writing that the right to vote proxies has been expressly  reserved  to Adviser or the Fund or  otherwise  delegated  to another  party,
               Subadviser  shall  exercise  voting  rights  incident  to  any  securities  held  in the
               Portfolio  without  consultation  with Adviser or Fund,  provided that  Subadviser  will follow any written  instructions  received  from  Adviser or Fund with respect to voting as to  particular  issues.  Subadviser  shall further  respond to all  corporate  action
               matters   incident  to  the  securities  held  in  the  Portfolio   including,   without
               limitation,   proofs  of  claim  in   bankruptcy   and  class  action  cases  and  shelf
               registrations.  Should Subadviser  undertake  litigation  against an issuer on behalf of accounts which it manages that are  shareholders  of such issuer,  Fund agrees,  that in the event the Portfolio is also a shareholder of such issuer,  to pay its  proportionate share of any applicable  legal fees  associated  with the action or to forfeit any claim to any assets  Subadviser  may  recover  and,  in such case,  agrees to hold  Subadviser harmless for  excluding  the  Portfolio  from such  action.  In the case of class action suits  involving  issuers  held by the  Portfolio,  Subadviser  may include  information about the Fund for purposes of participating in any settlements.

        D.     Subadviser  shall  consult with  Adviser to develop  strategic  marketing  plans for the
               Fund on or  before  November  30 in each  year  for the  following  calendar  year  with respect to the Portfolio  and the variable  contract for which it provides an underlying investment  choice.  Subadviser  shall  coordinate  all marketing  support  efforts with
               Adviser,  including,   without  limitation,  the  promotion  of  products,  training  of
               Adviser's   field  force,   seminars   promoting  the  Portfolio  and   preparation   of
               presentations   for   clients   (collectively   referred   to  as  the   activities   of
               "Wholesalers").   Wholesalers'  participation  in  on-site  presentations,   sales  desk
               training,  conferences,  and portfolio manager  conference calls shall first be approved by Adviser.  Subadviser  shall not include  Adviser's  field force in any sales  contest and other incentive  promotions  sponsored by Subadviser without Adviser's prior written approval.  Subadviser shall also, from time-to-time,  provide such additional  marketing
               support  such  as  Adviser  may  reasonably  request,  including,   without  limitation,
               assistance  in product  roll-outs,  on-going  product  training and sales  support,  and development of sales strategies.

        E.     Upon  request  of  Custodian  and/or  Fund,   Subadviser  shall  provide  assistance  in
               connection with the  determination  of the fair value of securities in the Portfolio for which market quotations are not readily available.

        F.     In the  performance of its duties  hereunder,  Subadviser is and shall be an independent contractor and except as expressly  provided for herein or otherwise  expressly provided or  authorized  shall have no  authority to act for or  represent  the  Portfolio or the
               Fund in any way or otherwise be deemed to be an agent of the  Portfolio,  the Fund or of
               Adviser.

IV.     Compensation.  For the services provided  pursuant to this Agreement,  Subadviser shall receive an  investment  management  fee as set forth in Schedule 1,  attached  hereto and  incorporated herein by reference.  The management  fee shall be payable  monthly in arrears to Subadviser on or  before  the 10th day of the next  succeeding  calendar  month.  If this  Agreement  becomes effective or terminates  before the end of any month,  the  investment  management  fee for the period from the effective  date to the end of such month or from the beginning of such month to the date of  termination,  as the case may be,  shall be prorated  according  to the  proration which such period bears to the full month in which such effectiveness or termination occurs.

V.      Expenses.  During the term of this Agreement,  Subadviser will bear all expenses incurred by it in the performance of its duties hereunder,  other than those expenses  specifically assumed by the  Fund  hereunder.  The Fund  shall  bear  its own  expenses,  including  all  brokers'  and underwriting  commissions chargeable to the Fund in connection with the securities transactions to which the Portfolio is a party.

VI.     Duties of  Adviser.  Adviser has  furnished  Subadviser  with  copies of each of the  following documents  and will furnish to Subadviser at its  principal  office all future  amendments  and supplements  to such  documents,  if any, as soon as practicable  after such  documents  become available:

               (1)    The  Articles  of  Incorporation  of  the  Fund,  as  filed  with  the  State  of
                      Minnesota,  as in  effect on the date  hereof  and as  amended  from time to time
                      ("Articles");

               (2)    The  by-laws  of the Fund as in effect on the date  hereof  and as  amended  from time to time ("By-Laws");

               (3)    Certified  resolutions of the Board  authorizing  the  appointment of Adviser and
                      Subadviser and approving the form of the Advisory Agreement and this Agreement;

               (4)    The Fund's  Registration  Statement  under the 1940 Act and the Securities Act of
                      1933,  as amended  (the "1933  Act") on Form N-1A,  as filed with the  Securities and Exchange  Commission  ("SEC")  relating to the  Portfolio  and its shares and all amendments thereto ("Registration Statement");

               (5)    The  Notification  of Registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

               (6)    The Portfolio's most recent prospectus (the "Prospectus"); and

               (7)    Copies of reports made by the Fund to its shareholders.

               Adviser shall furnish  Subadviser with any further  documents,  materials or information that  Subadviser may reasonably  request to enable it to perform its duties  pursuant to this Agreement.

VII.    Portfolio Transactions.

        A.     Subadviser  agrees that, in executing  portfolio  transactions and selecting  brokers or dealers,  if any, it shall use its best efforts to seek best  execution on behalf of the
               Portfolio.  In  assessing  the best  execution  for any  transaction,  Subadviser  shall consider all factors it deems  relevant,  including the breadth of the market in and the price of the security,  the financial  condition and execution  capability of the broker or  dealer,  and the  reasonableness  of the  commission,  if any,  with  respect to the specific  transaction  and on a continuing  basis.  In evaluating  best execution and in
               selecting  the  broker  or  dealer,  if  any,  to  execute  a  particular   transaction,
               Subadviser  may also consider the  brokerage  and research  services (as those terms are defined in Section  28(e) of the  Securities  Exchange  Act of 1934,  as amended  ("1934
               Act")) provided to Subadviser  with respect to the Portfolio  and/or other accounts over which Subadviser  exercises  investment  discretion.  Subadviser may, in its discretion, agree to pay a broker or dealer that  furnishes  such  brokerage or research  services a higher  commission than that which might have been charged by another  broker-dealer for effecting  the same  transactions,  if  Subadviser  determines  in good  faith that such commission is reasonable  in relation to the  brokerage and research  services  provided by the broker or dealer,  viewed in terms of either that  particular  transaction or the overall  responsibilities  of  Subadviser  with  respect to the  accounts as to which it exercises  investment  discretion (as such term is defined under Section 3(a)(35) of the
               1934 Act).  Subadviser  shall,  upon request  from  Adviser,  provide such  periodic and special  reports  describing any such brokerage and research  services  received and the incremental commissions, net price or other consideration to which they relate.

        B.     In no instance will portfolio  securities be purchased  from or sold to  Subadviser,  or any affiliated  person thereof,  except in accordance  with the federal  securities laws and the rules and regulations thereunder.

        C.     Subadviser  may buy  securities  for the  Portfolio  at the same time it is selling such securities for another  client account and may sell  securities for the Portfolio at the time it is buying such  securities for another client  account.  In such cases,  subject
               to  applicable  legal  and  regulatory   requirements,   and  in  compliance  with  such
               procedures  of the  Fund  as  may  be in  effect  from  time  to  time,  Subadviser  may effectuate cross  transactions  between the Portfolio and such other account if it deems this to be advantageous.

        D.     On  occasions  when  Subadviser  deems the  purchase  or sale of a security to be in the best interest of the Fund as well as other  clients of  Subadviser,  Subadviser,  to the extent  permitted  by  applicable  laws  and  regulations,  may,  but  shall be under no obligation  to,  aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage  commissions  and efficient  execution.  In such event,  allocation  of the  securities  so  purchased  or sold,  as well as the expenses incurred  in the  transaction,  will be  made by  Subadviser  in the  manner  Subadviser considers to be the most  equitable and  consistent  with its fiduciary  obligations  to the Fund and to its other clients.

VIII.   Ownership  of  Records.  Subadviser  shall  maintain  all  books  and  records  required  to be maintained by  Subadviser  pursuant to the 1940 Act and the rules and  regulations  promulgated thereunder  with respect to  transactions  on behalf of the Portfolio.  In compliance  with the requirements  of Rule 31a-3 under the 1940 Act,  Subadviser  hereby  agrees (A) to preserve for the periods  prescribed  by Rule 31a-3 under the 1940 Act any records that it maintains for the
        Fund that are  required  to be  maintained  by Rule 31a-1 under the 1940 Act and (B) to provide the Fund  with  access  to or  copies  of any  records  that it  maintains  for the  Fund  upon reasonable request by the Fund.

IX.     Reports and Meetings.

        A.     Subadviser  shall  furnish  to the  Board or  Adviser,  or both,  as  appropriate,  such information,  reports,  evaluations,  analyses  and  opinions as are  required by law or that the Board or Adviser, as appropriate,  may reasonably require,  including,  without limitation: compliance reporting and certification with respect to:

               1.  Affiliated Brokerage Transactions
               2.  Affiliated Underwritings
               3.  Cross Transactions
               4.  Prospectus Compliance
               5.  Code of Ethics
               6.  Soft Dollar Usage
               7.  Price Overrides/Fair Valuation Determinations

        B.     Subadviser  shall  make  available  in person to the Board and to Adviser  personnel  of
               Subadviser  as the Board or Adviser  may  reasonably  request to review the  investments and the  investment  program of the  Portfolio  and the services  provided by Subadviser hereunder.

X.      Services to Other Clients.  Nothing  contained in this  Agreement  shall limit or restrict (i)
        the freedom of Subadviser,  or any affiliated person thereof,  to render investment  management and  corporate  administrative  services to other  investment  companies,  to act as investment manager or investment counselor to other persons,  firms, or corporations,  or to engage in any other  business  activities,  or (ii) the  right  of any  director,  officer,  or  employee  of
        Subadviser,  who may also be a director,  officer,  or  employee of the Fund,  to engage in any other  business or to devote his or her time and  attention in part to the  management or other aspects of any other business,  whether of a similar nature or a dissimilar nature.  Nothing in this Agreement  shall impose upon Subadviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Portfolio,  any securities  which the Subadviser,  or its  officers,  directors,  employees or  affiliates  may purchase or sell for its or their own account(s) or for the account of any other client.  Subadviser  may give advice and take action with  respect to any of its other  accounts  or for its own  account  which my differ  from the timing or nature of action taken by the Subadviser with respect to the Portfolio.

XI.     Subadviser's Use of the Services of Others.  Subadviser may, at its cost,  employ,  retain,  or otherwise avail itself of the services or facilities of other persons or organizations  for the purpose  of  providing  Subadviser  or  the  Fund  or  Portfolio,  as  appropriate,  with  such statistical and other factual  information,  such advice regarding economic factors and trends, such advice as to occasional  transactions in specific  securities,  or such other information, advice,  or assistance as Subadviser  may deem  necessary,  appropriate,  or convenient for the discharge of its obligations  hereunder or otherwise  helpful to the Fund or the Portfolio,  as appropriate,  or in the discharge of Subadviser's overall  responsibilities with respect to the other accounts that it serves as investment manager or counselor.

XII.    Use of Franklin Marks.  The Subadviser  hereby gives the Fund, for the term of this Agreement, a  royalty  free,  nonexclusive,  nontransferable  right  to use the name  "Franklin"  or "FTI"
        (hereinafter  referred  to as the  "Marks")  in the  United  States  as part of the name of the
        Portfolio,  provided  such name is  approved  by  Subadviser  in  writing.  Such right does not include the right to allow third  parties to use the Marks except as  specifically  provided in this  Agreement.  Neither the Fund nor the Adviser  shall  retain any right to use of the Marks after the termination of this  Agreement.  Upon  termination of this  Agreement,  the Fund will
        immediately   terminate  all  use  of  the  Marks  and  destroy  any  remaining   unused  sales
        documentation,  promotional,  marketing,  advertising  or other  written  printed or electronic material or performance  information  that contains the Marks.  The Fund agrees to use its best efforts to ensure that the nature and quality of the services  rendered in connection  with the
        Marks shall conform to the terms of this Agreement and any amendments thereto.

        All sales  documentation,  promotional,  marketing,  advertising and other written,  printed or electronic  material  or  performance  information  or data which  includes  the Marks which is prepared,  controlled and/or issued by or on behalf of the Fund and/or the Adviser and/or their agents or affiliates shall require the written approval of Subadviser prior to distribution.

XIII.   Liability  of  Subadviser;  Indemnification.  Neither  Subadviser  nor  any  of  its  officers, directors,  or employees,  nor any person performing  executive,  administrative,  trading,  or other  functions for the Fund,  the Portfolio  (at the direction or request of  Subadviser)  or
        Subadviser  in  connection  with  Subadviser's  discharge  of  its  obligations  undertaken  or reasonably assumed with respect to this Agreement (collectively,  "Related Persons"),  shall be liable for (i) any error of judgment or mistake of law or for any loss  suffered by the Fund or
        Portfolio or (ii) any error of fact or mistake of law  contained in any report or data provided by Subadviser,  except for any error, mistake or loss resulting from willful  misfeasance,  bad faith,  or gross  negligence  in the  performance  by  Subadviser  or such  Related  Person  of
        Subadviser's  duties  on  behalf  of the  Fund or  Portfolio  or  from  reckless  disregard  by
        Subadviser or any such Related  Person of the duties of Subadviser  pursuant to this  Agreement
        (each of which is referred to as a "Culpable Act").

        Notwithstanding  the  foregoing,   any  stated  limitations  on  liability  shall  not  relieve
        Subadviser  from any  responsibility  or liability  Subadviser  may have under state or federal statutes or from  responsibility  or liability for errors in  connection  with the execution of trade orders.

        Subadviser  shall  indemnify  Adviser and its Related  Persons and hold them  harmless from and against any and all actions,  suits or claims whether  groundless or  meritorious  and from and against any and all  losses,  damages,  costs,  charges,  reasonable  counsel  fees,  payments, expenses and liabilities (collectively,  "Damages") arising directly or indirectly out of or in connection with the  performance of services by Subadviser or its Related Persons  hereunder to the extent such Damages result from willful  misfeasance,  bad faith,  gross  negligence or the reckless disregard of Subadviser's obligations and duties under this Agreement.

        Adviser  shall  indemnify  Subadviser  and its Related  Persons and hold them harmless from and against  any  Damages  arising  directly  or  indirectly  out  of or  in  connection  with  the performance of services by Adviser or its Related  Persons under this Agreement or the Advisory
        Agreement,  in each case, to the extent such Damages result from any Culpable Act of Adviser or any of its Related Persons.

XIV.    Representations of Subadviser.  Subadviser represents, warrants, and agrees as follows:

        A.     Subadviser  (i) is  registered  as an  investment  adviser  under  Advisers Act and will continue to be so registered  for so long as this Agreement  remains in effect;  (ii) is not  prohibited  by the  1940  Act or the  Advisers  Act from  performing  the  services contemplated  by this  Agreement;  (iii) has met, and will  continue to meet for so long
               as  this  Agreement   remains  in  effect,   any  other  applicable   federal  or  state
               requirements,   or  the   applicable   requirements   of  any   regulatory  or  industry
               self-regulatory  agency,   necessary  to  be  met  in  order  to  perform  the  services contemplated  by this  Agreement;  (iv) has the  authority to enter into and perform the services  contemplated by this  Agreement;  and (v) will  immediately  notify Adviser of the  occurrence  of any event  that  would  disqualify  Subadviser  from  serving  as an investment  adviser of an  investment  company  pursuant to Section 9(a) of the 1940 Act or otherwise.

        B.     Subadviser has adopted a written code of ethics (the  "Subadviser  Code") complying with the  requirements  of Rule  17j-1  under the 1940 Act,  as may be  amended  from time to time,  and, has provided  the Adviser and the Fund with a copy of the  Subadviser  Code, together with evidence of its adoption.  The  Subadviser  certifies  that it has adopted procedures  reasonably  necessary  to prevent  access  persons as defined in Rule 17j-1
               ("Access  Persons") from violating the Subadviser Code. On a periodic basis,  Subadviser will  either;  (i)  certify to Adviser  that  Subadviser  and its  Access  Persons  have complied  with  Subadviser  Code with  respect to the  Portfolio,  or (ii)  identify any material  violations  of the  Subadviser  Code which have  occurred  with respect to the
               Portfolio.  In addition,  Subadviser  will furnish at least  annually to Adviser and the
               Board a written report that (a) describes any issues  arising under the Subadviser  Code since the last report to the Board,  including,  but not limited to,  information  about material  violations of the Subadviser  Code with respect to the Portfolio and sanctions imposed in response to the material  violations  and (b) certifies  that the  Subadviser has adopted  procedures  reasonably  necessary to prevent  Access Persons from violating the Subadviser Code.

        C.     Subadviser  has  provided  Adviser  and the  Fund  with a copy of its  Form  ADV as most recently  filed with the SEC and, if not so filed,  its most recent Part II of Form ADV, and will,  promptly  after filing any  amendment  to its Form ADV with the SEC,  and, if not so  filed,  any  amendment  to  Part  II of its  Form  ADV,  furnish  a copy of such amendment to Adviser.

XV.     Compliance with Applicable  Regulations.  In performing its duties hereunder,  Subadviser shall establish  compliance  procedures  (copies of which shall be provided to Adviser,  and shall be subject to review and approval by Adviser)  reasonably  calculated to ensure  compliance at all times with all  applicable  provisions  of the 1940 Act and the Advisers Act, and any rules and regulations  adopted  thereunder;  Subchapter M of the Code; the provisions of the Registration
        Statement;  the  provisions  of the  Articles  and the By-Laws of the Fund,  as the same may be amended from time to time;  and any other  applicable  provisions of state,  federal or foreign law.

XVI.    Term of Agreement.  This  Agreement  shall become  effective  with respect to the FTI Small Cap
        Portfolio on the Effective Date and, with respect to any additional  Portfolio,  on the date of receipt by the Adviser of notice from the Subadviser in accordance  with Section II hereof that the  Subscriber  is willing to serve as  Subadviser  with  respect  to such  Portfolio.  Unless sooner  terminated as provided  herein,  this Agreement  shall continue in effect for two years from the Effective  Date with respect to the FTI Small Cap Portfolio  and, with respect to each additional  Portfolio,  for two years from the date on which this Agreement  becomes  effective with respect to such Portfolio.  Thereafter,  this Agreement shall continue in effect from year to year,  with respect to the Portfolio,  subject to the  termination  provisions and all other terms and conditions  hereof, so long as (a) such continuation  shall be specifically  approved at least annually (i) by either the Board, or by vote of a majority of the  outstanding  voting securities of the  Portfolio;  (ii) in either event,  by the vote,  cast in person at a meeting called for the purpose of voting on such  approval,  of a majority of the Directors of the Fund who are not  interested  persons  of any party to this  Agreement,  cast in person at a meeting called for the purpose of voting on such approval;  and (b) Subadviser  shall not have notified the Fund,  in  writing,  at least 60 days prior to such  approval  that it does not desire such
        continuation.   Subadviser  shall  furnish  to  the  Fund,  promptly  upon  its  request,  such information  as may  reasonably  be necessary  to evaluate  the terms of this  Agreement or any extension, renewal, or amendment hereof.

XVII.   Termination of Agreement.  Notwithstanding  the foregoing,  this Agreement may be terminated at any time,  without the payment of any penalty,  by vote of the Board or by a vote of a majority of the  outstanding  voting  securities  of the  Portfolio  on at least 60 days' prior  written notice to  Subadviser.  This  Agreement may also be  terminated by Adviser:  (i) on at least 60 days'  prior  written  notice to  Subadviser,  without the  payment of any  penalty;  (ii) upon material  breach  by  Subadviser  of any of the  representations  and  warranties  set forth in
        Section XIV of this Agreement,  if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if Subadviser  becomes unable to discharge its duties and obligations  under  this  Agreement.  Subadviser  may  terminate  this  Agreement  at any time, without  the  payment  of any  penalty,  on at least 60 days'  prior  notice to  Adviser.  This
        Agreement  shall  terminate  automatically  in the  event of its assignment,  as such term is defined  in the  1940  Act,  or upon  termination  of the  Advisory  Agreement.  Any  approval, amendment,  or termination  of this  Agreement by the holders of a majority of the  outstanding voting  securities  (as  defined  in the  1940  Act) of any  Portfolio  shall be  effective  to continue, amend or terminate this Agreement with respect to any such Portfolio  notwithstanding
        (i) that such action has not been  approved  by the  holders of a majority  of the  outstanding voting  securities of any other Portfolio  affected  thereby,  and/or (ii) that such action has not been approved by the vote of a majority of the outstanding  voting  securities of the Fund, unless such action shall be required by any applicable law or otherwise.

XVIII.  Amendments,  Waivers, etc. Provisions of this Agreement may be changed,  waived,  discharged or terminated  only by an instrument in writing  signed by the party against which  enforcement of the  change,  waiver,  discharge  or  termination  is sought.  This  Agreement  (including  any exhibits  hereto) may be amended at any time by written mutual consent of the parties,  subject to the  requirements of the 1940 Act and rules and  regulations  promulgated and orders granted thereunder.

XIX.    Notification.  Subadviser  will  notify  Adviser  promptly  of any change in the  personnel  of
        Subadviser with responsibility for making investment  decisions in relation to the Portfolio or who have been authorized to give instructions to Custodian.

XX.     Override Provisions. Notwithstanding any other provision of this Agreement:

        A. Prior to this Agreement being approved by a vote of a majority of the  Portfolio's  outstanding voting  securities in accordance with the 1940 Act: (i) in no event shall  compensation paid to the Subadviser  hereunder  exceed the amount  permitted by Rule 15a-4 under the 1940 Act;
           (ii) the portion of the  compensation  payable by the Fund to the Adviser under the terms of the  Advisory  Agreement  with  respect  to such  Portfolio  that is equal in  amount to the compensation  payable to the Subadviser  hereunder (the "Subadviser Escrow Amount") shall be held in an  interest-bearing  escrow  account  with  the  Fund's  custodian  or a bank  (the
           "Escrow  Account");  and (iii) this  Agreement  may be  terminated  at any time  without the payment of any penalty,  by vote of the Board or by a vote of a majority of the  outstanding voting  securities  of the  Portfolio on 10 days' prior  written  notice to the  Subadviser.
           The Subadviser  Escrow Amount,  including  interest earned  thereon,  shall be paid promptly after approval of this Agreement by the vote of a majority of the  Portfolio's  outstanding voting securities in accordance with the 1940 Act,  provided that such approval is obtained no later than 150 days after the date of this Agreement.

        B. If this  Agreement  is not approved by a vote of a majority of the  Portfolio's  outstanding
           voting   securities   within  the  time  period  stated  above,  (i)  this  Agreement  shall immediately  terminate;  and (ii) the  Subadviser  shall receive from the Escrow Account the lesser of: (a) the sum of the amount of any costs  incurred by the  Subadviser in performing its duties under this Agreement prior to such  termination  plus any interest earned on that amount,  and (b) the sum of the  Subadviser  Escrow Amount plus any interest  earned on that amount.

XXI.    Miscellaneous.

        A.     Governing  Law. This  Agreement  shall be construed in  accordance  with the laws of the
               State of California  without giving effect to the conflicts of laws  principles  thereof and the 1940 Act.  To the extent  that the  applicable  laws of the State of  California conflict with the applicable provisions of the 1940 Act, the latter shall control.

        B.     Insurance.   Subadviser   agrees  to  maintain  errors  and  omissions  or  professional liability  insurance  coverage  in an amount that is  reasonable  in light of the nature and scope of Subadviser's business activities.

        C.     Captions.  The captions  contained in this  Agreement  are included for  convenience  of reference  only  and in no way  define  or  delimit  any of  the  provisions  hereof  or otherwise affect their construction or effect.

        D.     Entire  Agreement.  This Agreement  represents the entire agreement and understanding of the  parties  hereto  and shall  supersede  any prior  agreements  between  the  parties relating to the subject matter  hereof,  and all such prior  agreements  shall be deemed terminated upon the effectiveness of this Agreement.

        E.     Interpretation.  Nothing  herein  contained  shall be deemed to require the Fund to take any  action  contrary  to its  Articles  or  By-Laws,  or any  applicable  statutory  or regulatory  requirement  to which it is subject  or by which it is bound,  or to relieve or  deprive  the Board of its  responsibility  for and  control  of the  conduct  of the affairs of the Portfolio.

        F.     Definitions.   Any  question  of  interpretation  of  any  term  or  provision  of  this
               Agreement  having a counterpart in or otherwise  derived from a term or provision of the
               1940 Act shall be resolved by  reference  to such term or  provision of the 1940 Act and to  interpretations  thereof,  if any, by the United States courts or, in the absence of any  controlling  decision of any such court,  by rules,  regulations,  or orders of the
               SEC  validly  issued  pursuant  to the 1940 Act.  As used in this  Agreement,  the terms
               "majority  of the  outstanding  voting  securities,"  "affiliated  person,"  "interested person,"  "assignment,"  broker,"  "investment  adviser," "net assets,"  "sale," "sell,"
               and "security"  shall have the same meaning as such terms have in the 1940 Act,  subject to such  exemption  as may be  granted  by the SEC by any  rule,  regulation,  or order.
               Where the effect of a  requirement  of the  federal  securities  laws  reflected  in any provision of this  Agreement is made less  restrictive by a rule,  regulation,  or order of the SEC,  whether of special or general  application,  such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

IN WITNESS  WHEREOF,  the  parties  hereto have  caused  this  instrument  to be executed by their duly authorized signatories as of the date and year first above written.

                                            AID ASSOCIATION FOR LUTHERANS

Attest:_____________________________        By:________________________________
Name:_______________________________        Name:______________________________
                                            Title:_____________________________

                                            LB SERIES FUND, INC.

Attest:_____________________________        By:________________________________
Name:_______________________________        Name:______________________________
                                            Title:_____________________________

                                            FRANKLIN ADVISERS, INC.

Attest:_____________________________        By:________________________________
Name:_______________________________        Name:______________________________
                                            Title:_____________________________

                                     Schedule I

                             Dated as of January 1, 2002

                                   Subadvisory Fees

                               FTI Small Cap Portfolio

                      Average Net Daily Assets            Annual Rate
                        $0 - 200 million                     0.60%
                      $200 - 500 million                     0.52%
                      Above $500 million                     0.50%

EXHIBIT C

                               INVESTMENT SUBADVISORY AGREEMENT

                                         By and Among

                                Aid Association for Lutherans
                                             and
                                     LB Series Fund, Inc.
                                             and
                           Massachusetts Financial Services Company

INVESTMENT  SUBADVISORY  AGREEMENT,  made as of the ___ day of _______,  2002, (the "Effective
Date") by and among Aid Association for Lutherans,  a fraternal  benefit society organized and existing  under the laws of the  State of  Wisconsin  ("Adviser"),  LB Series  Fund,  Inc.,  a
corporation  organized  and existing  under the laws of the State of Minnesota  ("Fund"),  and
Massachusetts  Financial  Services  Company,  a corporation  organized and existing  under the laws of the State of Delaware ("Subadviser").

WHEREAS,  Adviser has entered into an Investment  Advisory  Agreement  dated as of the 1st day of January,  2002  ("Advisory  Agreement")  with the Fund,  which is engaged in business as an open-end  investment  company  registered under the Investment Company Act of 1940, as amended
("1940 Act"); and

WHEREAS,  the Fund is authorized  to issue shares of the MFS Mid Cap Growth  Portfolio and the
MFS Investors Growth Portfolio (each a "Portfolio",  and collectively,  the "Portfolios"),  as separate series of the Fund; and

WHEREAS,   Subadviser  is  engaged  principally  in  the  business  of  rendering   investment
supervisory  management  services  and  is  registered  as an  investment  adviser  under  the
Investment Advisers Act of 1940, as amended ("Advisers Act"); and

WHEREAS,  the Fund and Adviser  desire to retain  Subadviser as Subadviser to furnish  certain investment  advisory  services  to Adviser and the  Portfolios  and  Subadviser  is willing to furnish such services;

NOW, THEREFORE,  in  consideration  of the premises and mutual promises herein set forth, the parties hereto agree as follows:

I.      Appointment.  (A) Adviser  hereby  appoints  Subadviser as its  investment  Subadviser with  respect  to the  Portfolios  for the  period  and on the terms set forth in this
        Agreement,  and (B) Subadviser  hereby accepts such  appointment  and agrees to render the services herein set forth, for the compensation herein provided.

II.     Additional  Series.  In the  event  that the Fund  establishes  one or more  series of shares  other than the  Portfolios  with  respect to which  Adviser  desires to retain
        Subadviser to render investment advisory services  hereunder,  Adviser shall so notify
        Subadviser in writing,  indicating  the advisory fee to be payable with respect to the additional  series of shares.  If Subadviser is willing to render such services on the terms  provided  for herein,  it shall so notify  Adviser in writing,  whereupon  such series shall become a Portfolio hereunder.

III.    Duties of Subadviser.

        A.     Subadviser is hereby  authorized  and directed and hereby agrees to (i) furnish continuously an investment program for the Portfolios,  and (ii) determine from time to time what  investments  shall be purchased,  sold or exchanged and what portion of the assets of the Portfolios  shall be held  uninvested.  Subadviser shall perform these duties  subject  always to (1) the overall  supervision  of
               Adviser and the Board of  Directors of the Fund (the  "Board"),  (2) the Fund's
               Articles and By-laws (as defined below),  as amended from time to time, (3) the stated  investment  objectives,  policies and restrictions of the Portfolios as set  forth in the  Fund's  then  current  Registration  Statement  (as  defined below),  (4) any  additional  policies or guidelines  established by Adviser or
               Board  that have been  furnished  in  writing  to  Subadviser,  (5)  applicable provisions of law, including,  without limitation, all applicable provisions of the 1940 Act and the rules and regulations  thereunder,  and (6) the provisions of the Internal  Revenue Code of 1986,  as amended (the "Code")  applicable  to
               "regulated  investment  companies" (as defined in Section 851 of the Code),  as amended from time to time. In  accordance  with Section VII,  Subadviser  shall arrange  for  the  execution  of all  orders  for  the  purchase  and  sale  of securities  and  other  investments  for  the  Portfolios'  accounts  and  will exercise full  discretion  and act for the Fund in the same manner and with the same  force  and  effect  as the Fund  might or could do with  respect  to such purchases,  sales, or other transactions,  as well as with respect to all other
               things   necessary  or  incidental  to  the  furtherance  or  conduct  of  such purchases, sales, or other transactions.

        B.     Subadviser shall have no responsibility  with respect to maintaining custody of the Portfolios  assets.  Subadviser  shall affirm  security  transactions  with central  depositories and advise the custodian of the Portfolios  ("Custodian")
               or such  depositories  or agents as may be  designated by Custodian and Adviser promptly of each  purchase  and sale of a portfolio  security,  specifying  the name of the  issuer,  the  description  and  amount  or number of shares of the security  purchased,  the market price,  the commission and gross or net price, the trade date and settlement date and the identity of the effecting  broker or dealer.  Subadviser shall from time to time provide  Custodian and Adviser with evidence of authority of its personnel who are authorized to give  instructions to Custodian.

        C.     Unless  Adviser  advises  Subadviser  in writing that the right to vote proxies has been  expressly  reserved to Adviser or the Fund or otherwise  delegated to another  party,  Subadviser  shall  exercise  voting  rights  incident  to  any securities held in the Portfolios  without  consultation  with Adviser or Fund, provided that  Subadviser  will follow any written  instructions  received from
               Adviser or Fund with  respect  to voting as to  particular  issues.  Subadviser shall  further  respond  to  all  corporate  action  matters  incident  to  the securities  held in the Portfolios  including,  without  limitation,  proofs of claim in bankruptcy and class action cases and shelf registrations.

        D.     Subadviser shall consult with Adviser to develop strategic  marketing plans for the Fund on or before November 30 in each year for the following  calendar year with respect to the Portfolios and the variable  contract for which it provides an underlying  investment  choice.  Subadviser  shall  coordinate all marketing support efforts with Adviser,  including,  without limitation, the promotion of products,  training of Adviser's field force, seminars promoting the Portfolios and preparation of presentations for clients  (collectively  referred to as the
               activities   of   "Wholesalers").   Wholesalers'   participation   in   on-site
               presentations,   sales  desk  training,   conferences,  and  portfolio  manager
               conference  calls shall first be  approved  by  Adviser.  Subadviser  shall not include  Adviser's  field  force  in any  sales  contest  and  other  incentive promotions  sponsored by Subadviser  without  Adviser's prior written approval.
               Subadviser  shall also, from  time-to-time,  provide such additional  marketing support such as Adviser may reasonably request, including,  without limitation, assistance in product  roll-outs,  on-going product training and sales support, and development of sales strategies.

        E.     Upon request of Custodian and/or Fund,  Subadviser shall provide  assistance in connection  with the  determination  of the fair  value  of  securities  in the
               Portfolios for which market quotations are not readily available.

        F.     In the  performance  of its  duties  hereunder,  Subadviser  is and shall be an
               independent   contractor  and  except  as  expressly  provided  for  herein  or otherwise  expressly  provided or authorized shall have no authority to act for or represent  the  Portfolios  or the Fund in any way or otherwise be deemed to be an agent of the Portfolios, the Fund or of Adviser.

IV.     Compensation.  For the services provided pursuant to this Agreement,  Subadviser shall receive an investment  management fee as set forth in Schedule 1, attached  hereto and incorporated  herein by  reference.  The  management  fee shall be payable  monthly in arrears  to  Subadviser  on or  before  the 10th day of the next  succeeding  calendar month.  If this  Agreement  becomes  effective  or  terminates  before  the end of any month,  the  investment  management  fee for the period from the effective date to the end of such month or from the beginning of such month to the date of  termination,  as the case may be, shall be prorated  according to the proration which such period bears to the full month in which such effectiveness or termination occurs.

V.      Expenses.  During  the term of this  Agreement,  Subadviser  will  bear  all  expenses incurred by it in the performance of its duties  hereunder,  other than those expenses specifically  assumed by the Fund  hereunder.  The Fund shall assume and shall pay all brokers' and  underwriting  commissions  chargeable to the Fund in connection with the securities transactions to which the Portfolio is a party.

VI.     Duties  of  Adviser.  Adviser  has  furnished  Subadviser  with  copies of each of the following  documents and will furnish to Subadviser at its principal office all future amendments and  supplements to such  documents,  if any, as soon as practicable  after such documents become available:

               (1)    The Articles of  Incorporation  of the Fund,  as filed with the State of
                      Minnesota,  as in effect on the date hereof and as amended  from time to time ("Articles");

               (2)    The  by-laws of the Fund as in effect on the date  hereof and as amended from time to time ("By-Laws");

               (3)    Certified  resolutions  of the  Board  authorizing  the  appointment  of
                      Adviser and Subadviser and approving the form of the Advisory  Agreement and this Agreement;

               (4)    The Fund's Registration  Statement under the 1940 Act and the Securities
                      Act of 1933,  as amended  (the "1933  Act") on Form N-1A,  as filed with
                      the  Securities  and  Exchange   Commission   ("SEC")  relating  to  the
                      Portfolio  and its  shares  and all  amendments  thereto  ("Registration
                      Statement");

               (5)    The  Notification of Registration of the Fund under the 1940 Act on Form
                      N-8A as filed with the SEC and any amendments thereto;

               (6)    The Portfolio's most recent prospectus (the "Prospectus");

               (7)    A  list  of   affiliated   brokers  and   underwriters   for   reporting
                      transactions under applicable provisions of the 1940 Act; and

               (8)    Copies of reports made by the Fund to its shareholders.

               Adviser  shall  furnish  Subadviser  with any further  documents,  materials or information that Subadviser may reasonably  request to enable it to perform its duties pursuant to this  Agreement.  Subadviser's  obligations  with respect to compliance with any document or information  contained in this Article VI shall not be deemed  effective  until  three (3)  business  days  after  Subadviser's receipt thereof.

VII.    Portfolio Transactions.

        A.     Subadviser  agrees that,  in executing  portfolio  transactions  and  selecting brokers or dealers,  if any, it shall use its best efforts to seek on behalf of the  Portfolios  the  best  overall  terms  available.  In  assessing  the best overall terms  available for any  transaction,  Subadviser  shall  consider all factors  it deems  relevant,  including  the  breadth  of the market in and the price of the security,  the financial condition and execution capability of the broker or  dealer,  and the  reasonableness  of the  commission,  if any,  with respect to the specific  transaction  and on a continuing  basis. In evaluating the best overall terms  available,  and in selecting  the broker or dealer,  if any, to execute a  particular  transaction,  Subadviser  may also  consider the brokerage  and research  services (as those terms are defined in Section  28(e)
               of the Securities  Exchange Act of 1934, as amended  ("1934 Act"))  provided to
               Subadviser  with respect to the  Portfolios  and/or other  accounts  over which
               Subadviser   exercises   investment   discretion.   Subadviser   may,   in  its
               discretion,  agree to pay a broker or dealer that  furnishes  such brokerage or research  services a higher  commission than that which might have been charged by another  broker-dealer  for effecting the same  transactions,  if Subadviser determines in good faith that such  commission is reasonable in relation to the brokerage  and research  services  provided by the broker or dealer,  viewed in terms of either that particular transaction or the overall  responsibilities of
               Subadviser  with respect to the  accounts as to which it  exercises  investment discretion  (as such term is defined under  Section  3(a)(35) of the 1934 Act).
               Subadviser shall, upon request from Adviser,  provide such periodic and special reports  describing any such brokerage and research  services  received and the incremental  commissions,  net  price or  other  consideration  to  which  they relate.

        B.     In no  instance  will  portfolio  securities  be  purchased  from  or  sold  to
               Subadviser,  or any affiliated  person  thereof,  except in accordance with the federal securities laws and the rules and regulations thereunder.

        C.     Subadviser  may  buy  securities  for the  Portfolios  at the  same  time it is selling such  securities for another client account and may sell securities for the  Portfolios  at the time it is buying such  securities  for another  client
               account.   In  such  cases,   subject  to  applicable   legal  and   regulatory
               requirements,  and in compliance  with such procedures of the Fund as may be in effect from time to time,  Subadviser may effectuate cross transactions between a Portfolio and such other account if it deems this to be advantageous.

        D.     On occasions when Subadviser  deems the purchase or sale of a security to be in the best  interest  of a  Portfolio  as well as other  clients  of  Subadviser,
               Subadviser,  to the extent permitted by applicable laws and  regulations,  may, but shall be under no obligation  to,  aggregate the securities to be purchased or sold to  attempt  to  obtain  a more  favorable  price  or  lower  brokerage
               commissions  and  efficient  execution.   In  such  event,  allocation  of  the
               securities  so  purchased  or sold,  as well as the  expenses  incurred  in the transaction,  will be made by Subadviser in the manner Subadviser  considers to be the most  equitable and  consistent  with its fiduciary  obligations  to the
               Portfolio and to its other clients.

VIII.   Ownership of Records.  Subadviser  shall maintain all books and records required to be maintained  by  Subadviser  pursuant  to the 1940 Act and the  rules  and  regulations promulgated  thereunder with respect to  transactions on behalf of the Portfolios.  In compliance with the requirements of Rule 31a-3 under the 1940 Act,  Subadviser  hereby agrees (A) that all records that it maintains for the  Portfolios  are the property of the Fund, (B) to preserve for the periods  prescribed by Rule 31a-2 under the 1940 Act any records that it maintains  for the Fund and that are required to be  maintained by
        Rule 31a-1 under the 1940 Act, and (C) to  surrender  promptly to the Fund any records that  it  maintains  for  the  Fund  upon  request  by the  Fund;  provided,  however,
        Subadviser may retain copies of such records.

IX.     Reports and Meetings.

        A.     Subadviser  shall  furnish to the Board or Adviser,  or both,  as  appropriate, such information,  reports, evaluations,  analyses and opinions as are required by law or that  the  Board or  Adviser,  as  appropriate,  and  Subadviser  may
               mutually  agree  upon,  including,   without  limitation:   certain  compliance
               reporting and certification with respect to:

               1.  Affiliated Brokerage Transactions
               2.  Affiliated Underwritings
               3.  Cross Transactions
               4.  Prospectus Compliance
               5.  Code of Ethics
               6.  Soft Dollar Usage
               7.  Price Overrides/Fair Valuation Determinations

        B.     Subadviser  shall  make  available  in  person  to the  Board  and  to  Adviser personnel  of  Subadviser  as the Board or Adviser  may  reasonably  request to review the  investments  and the  investment  program of the Portfolios and the services provided by Subadviser hereunder.

X.      Services  to  Other  Clients.  Nothing  contained  in this  Agreement  shall  limit or restrict (i) the freedom of Subadviser,  or any affiliated  person thereof,  to render investment  management  and  corporate  administrative  services  to other  investment companies,  to act as  investment  manager or investment  counselor to other  persons, firms, or  corporations,  or to engage in any other business  activities,  or (ii) the right  of any  director,  officer,  or  employee  of  Subadviser,  who  may  also be a director,  officer,  or  employee of the Fund,  to engage in any other  business or to devote his or her time and  attention in part to the  management  or other  aspects of any other business, whether of a similar nature or a dissimilar nature.

XI.     Subadviser's  Use of the  Services of Others.  Subadviser  may,  at its cost,  employ, retain,  or otherwise  avail itself of the services or  facilities of other persons or
        organizations  for  the  purpose  of  providing  Subadviser  or  the  Portfolios,   as
        appropriate,  with  such  statistical  and  other  factual  information,  such  advice regarding  economic factors and trends,  such advice as to occasional  transactions in specific  securities,  or such other information,  advice, or assistance as Subadviser may deem  necessary,  appropriate,  or convenient for the discharge of its obligations hereunder or otherwise helpful to the Portfolios,  or in the discharge of Subadviser's overall  responsibilities  with  respect  to the  other  accounts  that it  serves  as investment manager or counselor.

XII.    Liability and Indemnification

        A.     Except as may otherwise be provided by the  Investment Company Act or any other federal securities law, neither the Subadviser nor any of its officers, members or  employees  (its  "Affiliates")  shall  be  liable  for  any losses, claims, damages,  liabilities  or  litigation  (including  legal  and  other  expenses)
               incurred  or suffered  by the  Adviser or  the Fund as a result of any error of judgment or mistake of  law by the Subadviser or its Affiliates with respect to a Portfolio, except that nothing in this Agreement  shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Subadviser or its Affiliates for, and the Subadviser shall indemnify and hold harmless the
               Portfolio, the  Adviser, all  affiliated persons thereof (within the meaning of
               Section  2(a)(3) of the Investment Company Act) and all controlling persons (as described  in Section 15  of the 1933 Act) (collectively "Adviser Indemnitees")
               against   any and all  losses,  claims,  damages,  liabilities  or  litigation
               (including  reasonable legal  and other  expenses) to which any of the Adviser
               Indemnitees may become subject under the 1933 Act, the Investment Company Act, the  Advisers  Act, or under  any  other  statute,  at common law or otherwise arising out of or  based  on  any  willful  misconduct,  bad  faith,  reckless disregard  or gross  negligence of the Subadviser in the performance of any of its duties or obligations hereunder.

        B.     Except as may otherwise be provided by the Investment Company  Act or any other federal  securities  law,  neither  the  Adviser,  the  Fund  nor any of  their respective  Affiliates  shall  be  liable  for  any  losses,  claims,  damages, liabilities  or litigation  (including  legal and other  expenses)  incurred or suffered by the  Subadviser  as a result of any error of judgment or mistake of law by the Adviser or its  Affiliates  with respect to the  Portfolios,  except that nothing in this  Agreement  shall operate or purport to operate in any way to  exculpate,  waive or limit the  liability of the Adviser or its  Affiliates for, and the Adviser  shall  indemnify and hold  harmless the  Subadviser,  all affiliated  persons  thereof  (within  the  meaning of  Section  2(a)(3) of the
               Investment  Company Act) and all  controlling  persons (as described in Section
               15 of the 1933 Act)  (collectively  "Subadviser  Indemnitees")  against any and all losses,  claims,  damages,  liabilities or litigation (including reasonable legal  and  other  expenses)  to which any of the  Subadviser  Indemnitees  may become  subject  under the 1933 Act, the  Investment  Company Act, the Advisers
               Act, or under any other statute,  at common law or otherwise  arising out of or based  on any  willful  misconduct,  bad  faith,  reckless  disregard  or gross negligence  of  the  Adviser  in the  performance  of  any  of  its  duties  or obligations hereunder.

        C.     Promptly  after  receipt by an  indemnified  party  under this  Section  XII of notice of the  commencement of any action,  such  indemnified  party will, if a claim in respect  thereof is to be made  against the  indemnifying  party under this Section XII, notify the indemnifying  party of the  commencement  thereof, but the omission so to notify the  indemnifying  party will not relieve it from liability which it may have to any indemnified  party otherwise than under this
               Section XII. In case any such action is brought against any  indemnified  party and it  notified  the  indemnifying  party  of the  commencement  thereof,  the indemnifying  part will be entitled to  participate  therein and, to the extend that it may wish and unless the  indemnified  party  releases the  indemnifying party from any further  obligations  under this Section XII in connection  with that action,  assume the defense  thereof,  with counsel  satisfactory  to such indemnified  party.  After notice from the  indemnifying  part of its intention to assume the  defense of any  action,  the  indemnified  party  shall bear the expenses of any additional  counsel obtained by it, and the  indemnifying  part shall not be liable to such  indemnified  party under this  Section XII for any legal or other  expenses  subsequently  incurred by such  indemnified  party in
               connection   with  the  defense   thereof  other  than   reasonable   costs  of
               investigation.

XIII.   Representations  of  Subadviser.   Subadviser  represents,  warrants,  and  agrees  as
        follows:

        A.     Subadviser  (i) is registered as an investment  adviser under  Advisers Act and will  continue to be so  registered  for so long as this  Agreement  remains in effect;  (ii) is not  prohibited  by the  1940  Act or the  Advisers  Act  from performing  the services  contemplated  by this  Agreement;  (iii) has met, and will  continue  to meet for so long as this  Agreement  remains in effect,  any other applicable federal or state requirements,  or the applicable requirements of any regulatory or industry  self-regulatory  agency,  necessary to be met in order to perform the  services  contemplated  by this  Agreement;  (iv) has the authority  to  enter  into  and  perform  the  services  contemplated  by  this
               Agreement;  and (v) will  immediately  notify  Adviser of the occurrence of any event that would  disqualify  Subadviser from serving as an investment  adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

        B.     Subadviser  has  adopted  a  written  code of ethics  (the  "Subadviser  Code")
               complying  with the  requirements  of Rule 17j-1  under the 1940 Act, as may be amended  from time to time,  and,  has provided the Adviser and the Fund with a copy of the  Subadviser  Code,  together  with  evidence of its  adoption.  The
               Subadviser  certifies that it has adopted  procedures  reasonably  necessary to prevent  access  persons  as  defined in Rule  17j-1  ("Access  Persons")  from violating the Subadviser  Code. On a quarterly  basis,  Subadviser will either;
               (i) certify to Adviser that  Subadviser  and its Access  Persons have  complied with  Subadviser  Code with  respect to the  Portfolios,  or (ii)  identify any material  violations of the Subadviser Code which have occurred with respect to the  Portfolios.  In addition,  Subadviser  will  furnish at least  annually to
               Adviser and the Board a written  report that (a) describes  any issues  arising under the Subadviser  Code since the last report to the Board,  including,  but not limited to,  information  about material  violations of the Subadviser Code with  respect  to the  Portfolios  and  sanctions  imposed in  response  to the
               material   violations  and  (b)  certifies  that  the  Subadviser  has  adopted procedures  reasonably  necessary to prevent  Access Persons from violating the
               Subadviser Code.

        C.     Subadviser has provided Adviser and the Fund with a copy of its Form ADV as most recently  filed with the SEC and,  if not so filed,  its most  recent Part 2 of
               Form ADV, and will,  promptly  after filing any  amendment to its Form ADV with the SEC,  and,  if not so  filed,  any  amendment  to Part 2 of its  Form  ADV, furnish a copy of such amendment to Adviser.

XIV.    Representations of Adviser.  Adviser represents, warrants, and agrees as follows:

        A.     Adviser (i) is registered as an investment  adviser under Advisers Act and will continue to be so registered for so long as this  Agreement  remains in effect;
               (ii) is not prohibited by the 1940 Act or the Advisers Act from  performing the services  contemplated  by its management  agreement  with the Fund;  (iii) has met,  and  will  continue  to meet  for so long as this  Agreement  remains  in effect, any other applicable federal or state  requirements,  or the applicable requirements of any regulatory or industry  self-regulatory  agency,  necessary to be met in order to perform  the  services  contemplated  by this  Agreement;
               (iv) has the authority to enter into and perform the services  contemplated  by this  Agreement;  and (v) will promptly notify Adviser of the occurrence of any event that would  disqualify  Subadviser from serving as an investment  adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

        B.     Adviser and the Fund have adopted a written code of ethics  complying  with the requirements  of Rule 17j-1 under the 1940 Act, as may be amended  from time to time.

        C.     Adviser has provided  Subadviser  with a copy of its Form ADV as most  recently filed with the SEC and,  if not so filed, the most  recent  Part 2 of Form ADV, and will, promptly after filing any amendment to its Form ADV with the SEC, and, if not so filed,  any  amendment  to Part 2 of its Form ADV,  furnish a copy of such amendment to Subadviser.

XV.     Compliance  with  Applicable   Regulations.   In  performing  its  duties   hereunder,
        Subadviser  shall perform such compliance  testing as it deems  reasonable  based upon its own books and records with respect to the Portfolios and shall certify  compliance to the Adviser accordingly.

XVI.    Term of Agreement.  This Agreement shall become  effective with respect to the MFS Mid
        Cap Growth  Portfolio and the MFS  Investors  Growth  Portfolio on the Effective  Date
        and, with respect to any additional  Portfolio,  on the date of receipt by the Adviser of  notice  from  the  Subadviser  in  accordance  with  Section  II  hereof  that the
        Subscriber is willing to serve as Subadviser  with respect to such  Portfolio.  Unless sooner terminated as provided herein,  this Agreement shall continue in effect for two years from the  Effective  Date with respect to the MFS Mid Cap Growth  Portfolio  and the MFS Investors  Growth  Portfolio and, with respect to each  additional  Portfolio, for two years from the date on which this Agreement  becomes effective with respect to such  Portfolio.  Thereafter,  this  Agreement  shall  continue in effect from year to year,  with respect to the Portfolios,  subject to the termination  provisions and all other  terms  and  conditions  hereof,  so  long as (a)  such  continuation  shall  be specifically  approved  at least  annually  (i) by either the  Board,  or by vote of a majority of the outstanding voting securities of the Portfolio;  (ii) in either event, by the vote,  cast in person at a meeting  called  for the  purpose  of voting on such approval,  of a majority of the Directors of the Fund who are not  interested  persons of any party to this Agreement,  cast in person at a meeting called for the purpose of voting on such  approval;  and (b)  Subadviser  shall not have  notified the Fund,  in writing,  at  least 60 days  prior  to such  approval  that it does  not  desire  such continuation.  Subadviser shall furnish to the Fund,  promptly upon its request,  such information  as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

XVII.   Termination  of  Agreement.  Notwithstanding  the  foregoing,  this  Agreement  may be terminated  at any time,  without the payment of any penalty,  by vote of the Board or by a vote of a majority of the  outstanding  voting  securities of the Portfolio on at least  60 days'  prior  written  notice  to  Subadviser.  This  Agreement  may also be terminated by Adviser:  (i) on at least 60 days' prior written  notice to  Subadviser, without the payment of any penalty;  (ii) upon material breach by Subadviser of any of the  representations  and warranties set forth in Section XIII of this  Agreement,  if such breach  shall not have been cured  within a 20-day  period  after  notice of such breach; or (iii) if Subadviser  becomes unable to discharge its duties and obligations under this  Agreement.  Subadviser may terminate  this Agreement at any time,  without the  payment  of any  penalty,  on at least 60 days'  prior  notice to  Adviser.  This
        Agreement shall terminate  automatically in the event of its assignment,  as such term is  defined  in the 1940 Act,  or upon  termination  of the  Advisory  Agreement.  Any approval,  amendment, or termination of this Agreement by the holders of a majority of the outstanding  voting securities (as defined in the 1940 Act) of any Portfolio shall be effective to continue,  amend or terminate  this Agreement with respect to any such
        Portfolio  notwithstanding  (i) that such action has not been  approved by the holders of a majority of the outstanding  voting  securities of any other  Portfolio  affected thereby,  and/or (ii) that such action has not been approved by the vote of a majority of the  outstanding  voting  securities  of the  Fund,  unless  such  action  shall be required by any applicable law or otherwise.

XVIII.  Amendments,  Waivers,  etc.  Provisions  of this  Agreement  may be  changed,  waived, discharged or terminated  only by an instrument in writing signed by the party against which  enforcement of the change,  waiver,  discharge or  termination is sought.  This
        Agreement  (including  any  exhibits  hereto)  may be  amended  at any time by written mutual consent of the parties,  subject to the  requirements of the 1940 Act and rules and regulations promulgated and orders granted thereunder.

XIX.    Notification.  Subadviser will notify Adviser  promptly of any change in the personnel of Subadviser with  responsibility for making investment  decisions in relation to the
        Portfolios or who have been authorized to give instructions to Custodian.

XX.     Override Provisions. Notwithstanding any other provision of this Agreement:

        A. Prior to this Agreement being approved  by a vote of a majority  of the  respective
           Portfolio's  outstanding  voting securities in accordance with the 1940 Act: (i) in no event shall  compensation paid to the Subadviser  hereunder with respect to such
           Portfolio  exceed the amount  permitted by Rule 15a-4 under the 1940 Act;  (ii) the portion of the  compensation  payable by the Fund to the Adviser under the terms of the Advisory  Agreement  with respect to such  Portfolio that is equal in amount to the  compensation  payable to the  Subadviser  hereunder  (the  "Subadviser  Escrow
           Amount")  shall be held in an  interest-bearing  escrow  account  with  the  Fund's custodian  or a bank (the  "Escrow  Account");  and  (iii)  this  Agreement  may be terminated  at any time  without the payment of any  penalty,  by vote of the Board or by a vote of a majority of the  outstanding  voting  securities of the Portfolio on 10  days'  prior  written  notice  to  the  Subadviser.  The  Subadviser  Escrow
           Amount,  including  interest earned thereon,  shall be paid promptly after approval of this Agreement by the vote of a majority of the Portfolio's  outstanding  voting securities  in  accordance  with the 1940  Act,  provided  that  such  approval  is obtained no later than 150 days after the date of this Agreement.

        B. If this  Agreement  is not  approved  by a vote  of a  majority  of the  respective
           Portfolio's  outstanding  voting  securities  within the time period  stated above,
           (i) this Agreement  shall  immediately  terminate  with respect to such  Portfolio;
           and (ii) the  Subadviser  shall receive from the Escrow  Account the lesser of: (a)
           the sum of the amount of any costs  incurred by the  Subadviser in  performing  its duties under this Agreement prior to such  termination  plus any interest earned on that  amount,  and (b) the sum of the  Subadviser  Escrow  Amount plus any interest earned on that amount.

XXI.    Miscellaneous.

        A.     Governing  Law. This Agreement  shall be construed in accordance  with the laws of the Commonwealth of Massachusetts  without giving effect to the conflicts of laws  principles  thereof and the 1940 Act.  To the extent that the  applicable laws  of  the  Commonwealth  of  Massachusetts  conflict  with  the  applicable provisions of the 1940 Act, the latter shall control.

        B.     Insurance.  Subadviser  agrees to maintain errors and omissions or professional liability  insurance  coverage in an amount that is  reasonable in light of the nature and scope of Subadviser's business activities.

        C.     Captions.   The  captions   contained  in  this   Agreement  are  included  for
               convenience  of  reference  only and in no way  define  or  delimit  any of the provisions hereof or otherwise affect their construction or effect.

        D.     Entire   Agreement.   This  Agreement   represents  the  entire  agreement  and
               understanding  of the parties hereto and shall  supersede any prior  agreements between the parties  relating to the subject matter hereof,  and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

        E.     Interpretation.  Nothing herein  contained  shall be deemed to require the Fund to take any action  contrary  to its  Articles or  By-Laws,  or any  applicable statutory or  regulatory  requirement  to which it is subject or by which it is bound,  or to  relieve  or  deprive  the  Board of its  responsibility  for and control of the conduct of the affairs of the Portfolios.

        F.     Definitions. Any question of interpretation of any term or  provision  of  this
               Agreement  having  a  counterpart  in or  otherwise  derived  from  a  term  or provision  of the 1940 Act  shall be  resolved  by  reference  to such  term or provision  of the  1940  Act and to  interpretations  thereof,  if any,  by the
               United  States  courts or, in the  absence of any  controlling  decision of any such  court,  by  rules,  regulations,  or  orders  of the SEC  validly  issued pursuant to the 1940 Act. As used in this  Agreement,  the terms  "majority  of the outstanding voting securities,"  "affiliated  person," "interested person,"
               "assignment,"  broker," "investment adviser," "net assets," "sale," "sell," and
               "security"  shall  have the same  meaning  as such  terms have in the 1940 Act, subject  to  such  exemption  as  may be  granted  by  the  SEC  by  any  rule, regulation,  or  order.  Where  the  effect  of a  requirement  of the  federal securities  laws  reflected  in any  provision  of this  Agreement is made less restrictive by a rule,  regulation,  or order of the SEC, whether of special or general  application,  such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

        G.     Use of Name. Adviser shall not use the names "Massachusetts Financial  Services
               Company,"  "MFS  Investment  Management,"  "MFS",  or any derivative or logo or trade or service mark thereof, or disclose  information related to the business of Subadviser or any of its affiliates, in any prospectus,  sales literature or other  material  relating to the  Portfolios  in any manner not approved  prior thereto in writing by Subadviser;  provided,  however,  that  Subadviser  shall approve all uses of its name and that of its  affiliates  which merely refer in accurate terms to its appointment hereunder or which are required by the SEC.

IN WITNESS  WHEREOF,  the parties  hereto have caused this  instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                            AID ASSOCIATION FOR LUTHERANS

Attest:_______________________              By:________________________________
Name:_________________________              Name:______________________________
                                            Title:_____________________________

                                            LB SERIES FUND, INC.

Attest:_______________________              By:________________________________
Name:_________________________              Name:______________________________
                                            Title:_____________________________

                                            MASSACHUSETTS FINANCIAL SERVICES
                                            COMPANY

Attest:_______________________              By:________________________________
Name:_________________________              Name:______________________________
                                            Title:_____________________________

                                          Schedule I

                                 Dated as of January 1, 2002

                                       Subadvisory Fees

                                 MFS Mid Cap Growth Portfolio

                      Average Daily Assets                Annual Rate
                        $0 - 100 million                     0.475%
                     $100 to 500 million                     0.42%
                      Above $500 million                     0.35%

                                MFS Investors Growth Portfolio

                      Average Daily Assets                Annual Rate
                        $0 - 100 million                     0.425%
                     $100 to 500 million                     0.40%
                      Above $500 million                     0.35%

EXHIBIT D

                              INVESTMENT SUBADVISORY AGREEMENT

                                         By and Among

                                Aid Association for Lutherans
                                             and
                                     LB Series Fund, Inc.
                                             and
                            Fidelity Management & Research Company

INVESTMENT SUBADVISORY AGREEMENT,  made as of the ___ day of _______,  2002, (the "Effective
Date") by and among Aid Association for Lutherans,  a fraternal  benefit society organized and existing  under the laws of the  State of  Wisconsin  ("Adviser"),  LB Series  Fund,  Inc.,  a
corporation  organized  and existing  under the laws of the State of Minnesota  ("Fund"),  and
Fidelity  Management & Research Company,  a corporation  organized and existing under the laws of the State of Delaware ("Subadviser").

WHEREAS,  Adviser has entered into an Investment  Advisory  Agreement  dated as of the 1st day of January,  2002  ("Advisory  Agreement")  with the Fund,  which is engaged in business as an open-end  investment  company  registered under the Investment Company Act of 1940, as amended
("1940 Act"); and

WHEREAS, the Fund is authorized to issue shares of the FI All Cap Portfolio  ("Portfolio"),  a separate series of the Fund; and

WHEREAS,   Subadviser  is  engaged  principally  in  the  business  of  rendering   investment
supervisory  management  services  and  is  registered  as an  investment  adviser  under  the
Investment Advisers Act of 1940, as amended ("Advisers Act"); and

WHEREAS,  the Fund and Adviser  desire to retain  Subadviser as subadviser to furnish  certain investment  advisory  services  to Adviser  and the  Portfolio  and  Subadviser  is willing to furnish such services;

NOW,  THEREFORE,  in  consideration  of the premises and mutual promises herein set forth, the parties hereto agree as follows:

I.      Appointment.  (A) Adviser  hereby  appoints  Subadviser as its  investment  subadviser with  respect  to the  Portfolio  for the  period  and on the  terms set forth in this
        Agreement,  and (B) Subadviser  hereby accepts such  appointment  and agrees to render the services herein set forth, for the compensation herein provided.

II.     Additional  Series.  In the  event  that the Fund  establishes  one or more  series of shares  other  than the  Portfolio  with  respect to which  Adviser  desires to retain
        Subadviser to render investment advisory services  hereunder,  Adviser shall so notify
        Subadviser in writing,  indicating  the advisory fee to be payable with respect to the additional  series of shares.  If Subadviser is willing to render such services on the terms  provided  for herein,  it shall so notify  Adviser in writing,  whereupon  such series shall become a Portfolio hereunder.

III.    Duties of Subadviser.

        A.     Subadviser is hereby  authorized  and directed and hereby agrees to (i) furnish continuously an investment  program for the Portfolio,  and (ii) determine from time to time what  investments  shall be purchased,  sold or exchanged and what portion of the assets of the  Portfolio  shall be held  uninvested.  Subadviser shall perform these duties  subject  always to (1) the overall  supervision  of
               Adviser and the Board of  Directors of the Fund (the  "Board"),  (2) the Fund's
               Articles and By-laws (as defined below),  as amended from time to time, (3) the stated  investment  objectives,  policies and  restrictions of the Portfolio as set  forth in the  Fund's  then  current  Registration  Statement  (as  defined below),  (4) any  additional  policies or guidelines  established by Adviser or
               Board  that  have  been  furnished  in  writing  to  Subadviser,  and  (5)  all applicable  provisions  of the 1940 Act,  the  Advisers  Act, and the rules and regulations  thereunder.  In advising the Portfolio,  the Subadviser  shall use reasonable  efforts to comply with  Subchapters L and M of the Internal Revenue
               Code of 1986,  as  amended  (the  "Code") . In  accordance  with  Section  VII,
               Subadviser  shall  arrange for the execution of all orders for the purchase and sale of securities and other  investments for the Portfolio's  account and will exercise full  discretion  and act for the Fund in the same manner and with the same  force  and  effect  as the Fund  might or could do with  respect  to such purchases,  sales, or other transactions,  as well as with respect to all other
               things   necessary  or  incidental  to  the  furtherance  or  conduct  of  such purchases, sales, or other transactions.

        B.     Subadviser shall have no responsibility  with respect to maintaining custody of the Portfolios  assets.  Subadviser  shall affirm  security  transactions  with central  depositories  and advise the custodian of the Portfolio  ("Custodian")
               or such  depositories  or agents as may be  designated by Custodian and Adviser promptly of each  purchase  and sale of a portfolio  security,  specifying  the name of the  issuer,  the  description  and  amount  or number of shares of the security  purchased,  the market price,  the commission and gross or net price, the trade date and settlement date and the identity of the effecting  broker or dealer.  Subadviser shall from time to time provide  Custodian and Adviser with evidence of authority of its personnel who are authorized to give  instructions to Custodian.

        C.     Adviser  acknowledges  that Subadviser is not the compliance agent for the Fund or for  Adviser,  and does not  have  access  to all of the  Fund's  books  and records  necessary to perform certain  compliance  testing.  To the extent that
               Subadviser has agreed to perform the services  specified in this Section hereof in accordance with applicable law (including  sub-chapters M and L of the Code, the 1940 Act and the Advisers Act  ("Applicable  Law")) and in accordance  with the Fund's Articles of Incorporation and By-laws,  policies and  determinations of the  Board  and  Adviser  and  the  Fund's  current  Registration  Statement
               received  by  Subadviser  (collectively,   the  "Charter  Requirements"),   the
               Subadviser  shall perform such  services  based upon its books and records with respect to the  Portfolio,  which comprise a portion of the  Portfolio's  books and records, and upon written  instructions  received from the Fund, Adviser or the  Fund's  administrator,  and  shall  not be  held  responsible  under  this
               Agreement  so long  as it  performs  such  services  in  accordance  with  this
               Agreement,  the Charter  Requirements  and Applicable Law based upon such books and records and such instructions  provided by the Fund,  Adviser or the Fund's administrator.

        D.     Unless  Adviser  advises  Subadviser  in writing that the right to vote proxies has been  expressly  reserved to Adviser or the Fund or otherwise  delegated to another  party,  Subadviser  shall  exercise  voting  rights  incident  to  any securities  held in the Portfolio  without  consultation  with Adviser or Fund, provided that  Subadviser  will follow any written  instructions  received from
               Adviser or Fund with  respect to voting as to  particular  issues  thirty  days prior to the vote.  Subadviser  shall further  respond to all corporate  action matters  incident to the securities  held in the Portfolio  including,  without limitation,  proofs of claim in  bankruptcy  and class  action  cases and shelf registrations.

        E.     Upon request of Custodian and/or Fund,  Subadviser shall provide  assistance in connection  with the  determination  of the fair  value  of  securities  in the
               Portfolio  for  which  market  quotations  are not  readily  available  and the
               parties  to  this  Agreement   agree  that  the   Subadviser   shall  not  bear
               responsibility  or liability for the determination or accuracy of the valuation of any portfolio securities and other assets of the Portfolio.

        F.     In the  performance  of its  duties  hereunder,  Subadviser  is and shall be an
               independent   contractor  and  except  as  expressly  provided  for  herein  or otherwise  expressly  provided or authorized shall have no authority to act for or represent  the Portfolio or the Fund in any way or otherwise be deemed to be an agent of the Portfolio, the Fund or of Adviser.

IV.     Compensation.  For the services provided pursuant to this Agreement,  Subadviser shall receive an investment  management fee as set forth in Schedule 1, attached  hereto and incorporated  herein by reference.  The  management  fee shall be accrued and computed daily based on the average  daily net assets of the  Portfolio  as  determined  at the close of the New York Stock  Exchange and payable  monthly in arrears to Subadviser on or  before  the 10th day of the next  succeeding  calendar  month.  If this  Agreement becomes  effective  or  terminates  before  the  end  of  any  month,  the  investment management  fee for the  period  from the  effective  date to the end of such month or from the  beginning  of such  month to the  date of  termination,  as the case may be, shall be prorated  according  to the  proration  which such  period  bears to the full month in which such effectiveness or termination occurs.

V.      Expenses.  Except for expenses specifically assumed or agreed to be paid by Subadviser pursuant hereto,  Subadviser shall not be liable for any expenses of Adviser, the Fund or any  Portfolio,  including,  without  limitation,  (i)  interest  and  taxes;  (ii)
        brokerage  commissions  and other  costs in  connection  with the  purchase or sale of securities or other investment  instruments  with respect to the Portfolio;  and (iii)
        Custodian  fees  and  expenses.  Subadviser  will  pay its own  expenses  incurred  in furnishing the services to be provided by it pursuant to this Agreement.

VI.     Duties  of  Adviser.  Adviser  has  furnished  Subadviser  with  copies of each of the following  documents and will furnish to Subadviser at its principal office all future amendments and  supplements to such  documents,  if any, as soon as practicable  after such documents become available:

        A.     The Articles of Incorporation of the Fund, as filed with the State of Minnesota, as in effect on the date hereof and as amended from time to time ("Articles");

        B.     The by-laws of the Fund as in effect on the date hereof and as amended from time to time ("By-Laws");

        C.     Certified resolutions of the Board authorizing the appointment of Adviser  and
               Subadviser and approving the form of the Advisory Agreement and this Agreement;

        D.     The Fund's Registration Statement under the 1940 Act and the Securities  Act of
               1933, as amended (the "1933 Act") on Form N-1A, as filed with the Securities and
               Exchange  Commission  ("SEC")  relating to the Portfolio and its shares and all amendments thereto ("Registration Statement");

        E.     The  Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

        F.     The Portfolio's most recent prospectus (the "Prospectus");

        G.     Any proxy  statements of the Fund sent to shareholders of the Portfolio for the purpose of voting on matters affecting the Portfolio; and

        H.     Copies of reports made by the Fund to its shareholders.

        Adviser shall furnish Subadviser with any further documents,  materials or information that Subadviser may reasonably  request to enable it to perform its duties pursuant to this Agreement.

VII.    Portfolio Transactions.

        A.     Subadviser  agrees that,  in executing  portfolio  transactions  and  selecting brokers or dealers,  if any, it shall use its best efforts to seek on behalf of the Portfolio the best overall terms  available.  In assessing the best overall terms available for any  transaction,  Subadviser shall consider all factors it deems  relevant,  including  the  breadth of the market in and the price of the security,  the financial  condition  and execution  capability of the broker or dealer, and the  reasonableness of the commission,  if any, with respect to the specific  transaction  and  on a  continuing  basis.  In  evaluating  the  best overall  terms  available,  and in selecting  the broker or dealer,  if any, to execute a particular  transaction,  Subadviser  may also consider the brokerage and  research  services  (as those  terms are  defined in Section  28(e) of the
               Securities  Exchange  Act  of  1934,  as  amended  ("1934  Act"))  provided  to
               Subadviser  with  respect to the  Portfolio  and/or other  accounts  over which
               Subadviser   exercises   investment   discretion.   Subadviser   may,   in  its
               discretion,  agree to pay a broker or dealer that  furnishes  such brokerage or research  services a higher  commission than that which might have been charged by another  broker-dealer  for effecting the same  transactions,  if Subadviser determines in good faith that such  commission is reasonable in relation to the brokerage  and research  services  provided by the broker or dealer,  viewed in terms of either that particular transaction or the overall  responsibilities of
               Subadviser  with respect to the  accounts as to which it  exercises  investment discretion  (as such term is defined under  Section  3(a)(35) of the 1934 Act).
               Subadviser shall, upon request from Adviser,  provide such periodic and special reports  describing any such brokerage and research  services  received and the incremental  commissions,  net  price or  other  consideration  to  which  they relate.

        B.     In no  instance  will  portfolio  securities  be  purchased  from  or  sold  to
               Subadviser,  or any affiliated  person  thereof,  except in accordance with the federal securities laws and the rules and regulations thereunder.

        C.     Subadviser  may buy securities for the Portfolio at the same time it is selling such  securities  for another  client  account and may sell  securities for the
               Portfolio  at  the  time  it is  buying  such  securities  for  another  client
               account.   In  such  cases,   subject  to  applicable   legal  and   regulatory
               requirements,  and in compliance  with such procedures of the Fund as may be in effect from time to time,  Subadviser may effectuate cross transactions between the Portfolio and such other account if it deems this to be  advantageous.  The
               Subadviser's  affiliated   broker/dealers  may  effectuate  cross  transactions
               between the Portfolio and its customers in accordance  with such  procedures of the Fund as may be in effect from time to time.

        D.     On occasions when Subadviser  deems the purchase or sale of a security to be in the  best  interest  of the  Fund as  well  as  other  clients  of  Subadviser,
               Subadviser,  to the extent permitted by applicable laws and  regulations,  may, but shall be under no obligation  to,  aggregate the securities to be purchased or sold to  attempt  to  obtain  a more  favorable  price  or  lower  brokerage
               commissions  and  efficient  execution.   In  such  event,  allocation  of  the
               securities  so  purchased  or sold,  as well as the  expenses  incurred  in the transaction,  will be made by Subadviser in the manner Subadviser  considers to be the most  equitable and  consistent  with its fiduciary  obligations  to the
               Fund and to its other clients.

VIII.   Ownership of Records.  Subadviser  shall maintain all books and records required to be maintained by a sub-investment  adviser of a registered investment company pursuant to the 1940 Act and the rules and  regulations  promulgated  thereunder  with  respect to transactions on behalf of the Portfolio.  In compliance with the  requirements of Rule
        31a-3  under the 1940 Act,  Subadviser  hereby  agrees  (A) that all  records  that it maintains  for the  Portfolio  are the  property of the Fund,  (B) to preserve for the periods  prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be  maintained by Rule 31a-1 under the 1940 Act, and
        (C) to surrender  promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, Subadviser may retain copies of such records.

IX.     Reports and Meetings.

        A.     Subadviser  shall  furnish to the Board or Adviser,  or both,  as  appropriate, such information,  reports, evaluations,  analyses and opinions as are required by law or that the Board or Adviser, as appropriate,  may reasonably require on quarterly  or annual  timeframes,  including,  without  limitation:  compliance reporting and certification with respect to:

               1.   Affiliated Brokerage Transactions
               2.   Affiliated Underwritings
               3.   Cross Transactions
               4.   Prospectus Compliance
               5.   Code of Ethics

        B.     Subadviser  shall make  available in person to the Board on an annual basis and to  Adviser  personnel  on a  periodic  basis  the  portfolio  manager  of  the
               Portfolio or an  appropriate  investment  professional  of Subadviser to review the  investments  and the investment  program of the Portfolio and the services provided by Subadviser hereunder.

X.      Services  to  Other  Clients.  Nothing  contained  in this  Agreement  shall  limit or restrict (i) the freedom of Subadviser,  or any affiliated  person thereof,  to render investment  management  and  corporate  administrative  services  to other  investment companies,  to act as  investment  manager or investment  counselor to other  persons, firms, or  corporations,  or to engage in any other business  activities,  or (ii) the right  of any  director,  officer,  or  employee  of  Subadviser,  who  may  also be a director,  officer,  or  employee of the Fund,  to engage in any other  business or to devote his or her time and  attention in part to the  management  or other  aspects of any other business, whether of a similar nature or a dissimilar nature.

XI.     Subadviser's  Use of the  Services of Others.  Subadviser  may,  at its cost,  employ, retain,  or otherwise  avail itself of the services or  facilities of other persons or organizations  for the purpose of providing  Subadviser or the Fund or  Portfolio,  as appropriate,  with  such  statistical  and  other  factual  information,  such  advice regarding  economic factors and trends,  such advice as to occasional  transactions in specific  securities,  or such other information,  advice, or assistance as Subadviser may deem  necessary,  appropriate,  or convenient for the discharge of its obligations hereunder or otherwise  helpful to the Fund or the Portfolio,  as  appropriate,  or in the  discharge  of  Subadviser's  overall  responsibilities  with respect to the other accounts that it serves as investment manager or counselor.

        The  Subadviser  may,  at its  own  expense,  delegate  any or all of its  duties  and responsibilities under this Agreement to its wholly-owned  subsidiary,  FMR Co., Inc., provided that the Subadviser  remains  responsible to the Adviser and the Fund for the performance of all of its responsibilities  and duties hereunder.  The Subadviser will compensate  FMR Co.,  Inc.  for its  services to the Fund.  Subject to prior notice to the  Adviser,  the  Subadviser  may  terminate  the  services of FMR Co, Inc.  for the
        Portfolio(s)  and shall, at such time,  assume the  responsibilities  of FMR Co., Inc.
        with respect to the Fund.

XII.    Liability  of  Subadviser;   Indemnification.   Neither  Subadviser  nor  any  of  its
        officers,   directors,   or   employees,   nor  any   person   performing   executive,
        administrative,  trading,  or other  functions  for the Fund,  the  Portfolio  (at the direction or request of  Subadviser)  or Subadviser in  connection  with  Subadviser's discharge of its  obligations  undertaken or  reasonably  assumed with respect to this
        Agreement  (collectively,  "Related  Persons"),  shall be liable  for (i) any error of judgment or mistake of law or for any loss  suffered by the Fund or  Portfolio or (ii)
        any error of fact or  mistake  of law  contained  in any  report or data  provided  by
        Subadviser,  except for any error, mistake or loss resulting from willful misfeasance, bad faith,  or gross  negligence  in the  performance  by  Subadviser  or such Related
        Person of Subadviser's  duties under this Agreement on behalf of the Fund or Portfolio or from reckless  disregard by Subadviser or any such Related  Person of the duties of
        Subadviser  pursuant  to this  Agreement  (each of which is referred to as a "Culpable
        Act").

        Notwithstanding  the foregoing,  any stated limitations on liability shall not relieve
        Subadviser  from any  responsibility  or liability  Subadviser  may have under federal statutes..

        Subadviser  shall  indemnify  Adviser and its Related  Persons and hold them  harmless from  and  against  any and  all  actions,  suits  or  claims  whether  groundless  or meritorious  and  from  and  against  any and all  losses,  damages,  costs,  charges, reasonable counsel fees, payments, expenses and liabilities (collectively,  "Damages")
        arising  directly  or  indirectly  out of or in  connection  with the  performance  of services by  Subadviser  or its Related  Persons  hereunder to the extent such Damages result from a Culpable Act.

        Adviser  shall  indemnify  Subadviser  and  its  Related Persons  from and against any
        Damages arising directly or indirectly out of or in connection with the performance of
        services   by Adviser  or  its  Related Persons  under  this Agreement or the Advisory
        Agreement,  in  each  case,  to  the  extent  such  Damages  result  from  any willful misfeasance, bad faith, or gross negligence in the  performance by  Adviser or any  of its Related Persons of Adviser's duties  under the  Agreement or Advisory Agreement on behalf of the Fund  or Portfolio or from  reckless disregard  by the Adviser or any of its Related  Persons  of the  duties  of  Adviser  pursuant  to this  Agreement or the
        Advisory Agreement.

XIII.   Representations  of  Subadviser.   Subadviser  represents,  warrants,  and  agrees  as
        follows:

        A.     Subadviser  (i) is registered as an investment  adviser under  Advisers Act and will  continue to be so  registered  for so long as this  Agreement  remains in effect;  (ii) is not  prohibited  by the  1940  Act or the  Advisers  Act  from performing  the services  contemplated  by this  Agreement;  (iii) has met, and will  continue  to meet for so long as this  Agreement  remains in effect,  any other  applicable  federal,  Massachusetts  or  Delaware  requirements,  or the applicable  requirements of any federal regulatory or industry  self-regulatory agency,  necessary to be met in order to perform the services  contemplated  by this  Agreement;  (iv) has the authority to enter into and perform the services contemplated  by this  Agreement;  and (v) will promptly  notify Adviser of the occurrence  of any event that would  disqualify  Subadviser  from serving as an investment  adviser of an  investment  company  pursuant to Section 9(a) of the
               1940 Act or otherwise.

        B.     Subadviser  has  adopted  a  written  code of ethics  (the  "Subadviser  Code")
               complying  with the  requirements  of Rule 17j-1  under the 1940 Act, as may be amended  from time to time,  and,  has provided the Adviser and the Fund with a copy of the  Subadviser  Code,  together  with  evidence of its  adoption.  The
               Subadviser  certifies that it has adopted  procedures  reasonably  necessary to prevent  access  persons  as  defined in Rule  17j-1  ("Access  Persons")  from violating the Subadviser  Code. On a quarterly  basis,  Subadviser will either;
               (i) certify to Adviser that  Subadviser  and its Access  Persons have  complied with  Subadviser  Code with  respect to the  Portfolio,  or (ii)  identify  any material  violations of the Subadviser Code which have occurred with respect to the  Portfolio.  In  addition,  Subadviser  will  furnish at least  annually to
               Adviser and the Board a written  report that (a) describes  any issues  arising under the Subadviser  Code since the last report to the Board,  including,  but not limited to,  information  about material  violations of the Subadviser Code with  respect  to the  Portfolio  and  sanctions  imposed  in  response  to the
               material   violations  and  (b)  certifies  that  the  Subadviser  has  adopted procedures  reasonably  necessary to prevent  Access Persons from violating the
               Subadviser Code.

        C.     Subadviser  has  provided  Adviser  and the Fund with a copy of its Form ADV as most  recently  filed with the SEC and,  if not so filed,  the its most  recent
               Part 2 of Form ADV, and will,  promptly  after filing any amendment to its Form
               ADV with the SEC,  and, if not so filed,  any  amendment  to Part 2 of its Form
               ADV, furnish a copy of such amendment to Adviser.

XIV.    Representations of Adviser.  Adviser represents, warrants, and agrees as follows:

        A.     Adviser (i) is registered as an investment  adviser under Advisers Act and will continue to be so registered for so long as this  Agreement  remains in effect;
               (ii) is not prohibited by the 1940 Act or the Advisers Act from  performing the services  contemplated  by its management  agreement  with the Fund;  (iii) has met,  and  will  continue  to meet  for so long as this  Agreement  remains  in effect, any other applicable federal or state  requirements,  or the applicable requirements of any regulatory or industry  self-regulatory  agency,  necessary to be met in order to perform  the  services  contemplated  by this  Agreement;
               (iv) has the authority to enter into and perform the services  contemplated  by this  Agreement;  and (v) will promptly notify Adviser of the occurrence of any event that would  disqualify  Subadviser from serving as an investment  adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

        B.     Adviser and the Fund have adopted a written code of ethics  complying  with the requirements  of Rule 17j-1 under the 1940 Act, as may be amended  from time to time.

        C.     Adviser has provided  Subadviser  with a copy of its Form ADV as most  recently filed with the SEC and, if not so filed, the its most recent Part 2 of Form ADV, and will, promptly after filing any amendment to its Form ADV with the SEC, and, if not so filed,  any  amendment  to Part 2 of its Form ADV,  furnish a copy of such amendment to Subadviser.

XV.     Compliance  with  Applicable   Regulations.   In  performing  its  duties   hereunder,
        Subadviser  shall  have  compliance   procedures   reasonably   calculated  to  ensure
        compliance  with all  applicable  provisions of the 1940 Act and the Advisers Act, and any  rules  and  regulations  adopted  thereunder;  Subchapter  M  of  the  Code;  the provisions of the Registration  Statement,  as provided by Adviser to Subadviser;  the provisions  of the  Articles  and the By-Laws of the Fund,  as the same may be amended from time to time,  as provided  by Adviser to  Subadviser;  and any other  applicable provisions of federal securities law.

XVI.    Term of Agreement.  This Agreement  shall become  effective with respect to the FI All
        Cap Portfolio on the Effective Date and, with respect to any additional Portfolio,  on the date of receipt by the Adviser of notice from the  Subadviser in  accordance  with
        Section II hereof that the  Subscriber is willing to serve as Subadviser  with respect to such Portfolio.  Unless sooner terminated as provided herein,  this Agreement shall continue in effect for two years from the  Effective  Date with  respect to the FI All
        Cap Portfolio and, with respect to each additional  Portfolio,  for two years from the date on which  this  Agreement  becomes  effective  with  respect  to such  Portfolio.
        Thereafter,  this Agreement  shall continue in effect from year to year,  with respect to the  Portfolio,  subject  to the  termination  provisions  and all other  terms and conditions hereof, so long as (a) such continuation shall be specifically  approved at least  annually (i) by either the Board,  or by vote of a majority of the  outstanding voting securities of the Portfolio;  (ii) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such  approval,  of a majority of the
        Directors of the Fund who are not interested  persons of any party to this  Agreement, cast in person at a meeting  called for the  purpose of voting on such  approval;  and
        (b)  Subadviser  shall not have notified the Fund, in writing,  at least 60 days prior to such approval that it does not desire such continuation.

XVII.   Termination  of  Agreement.  Notwithstanding  the  foregoing,  this  Agreement  may be terminated  at any time,  without the payment of any penalty,  by vote of the Board or by a vote of a majority of the  outstanding  voting  securities of the Portfolio on at least  60 days'  prior  written  notice  to  Subadviser.  This  Agreement  may also be terminated by Adviser:  (i) on at least 60 days' prior written  notice to  Subadviser, without the payment of any penalty;  or (ii) upon material breach by Subadviser of any of the representations and warranties set forth in Section XIII of this Agreement,  if such breach  shall not have been cured  within a 20-day  period  after  notice of such breach.  Subadviser may terminate  this Agreement at any time,  without the payment of any  penalty,  on at least 60 days' prior  notice to  Adviser.  This  Agreement  shall terminate  automatically  in the event of its  assignment,  as such term is defined in
        the  1940  Act,  or  upon  termination  of  the  Advisory  Agreement.   Any  approval,
        amendment,  or  termination  of this  Agreement  by the  holders of a majority  of the outstanding  voting  securities (as defined in the 1940 Act) of any Portfolio shall be effective to  continue,  amend or terminate  this  Agreement  with respect to any such
        Portfolio  notwithstanding  (i) that such action has not been  approved by the holders of a majority of the outstanding  voting  securities of any other  Portfolio  affected thereby,  and/or (ii) that such action has not been approved by the vote of a majority of the  outstanding  voting  securities  of the  Fund,  unless  such  action  shall be required by any applicable law or otherwise.

XVIII.  Use of  Subadviser's  Name. The parties agree that the name of  Subadviser,  the names of any affiliates of Subadviser and any derivative,  logo, trademark,  service mark or trade name are the valuable  property of the  Subadviser and its  affiliates.  Adviser and the Fund shall have the right to use such name(s), derivatives,  logos, trademarks or service  marks or trade names only with the prior written  approval of  Subadviser, which  approval  shall  not be  unreasonably  withheld  or  delayed  so  long  as this
        Agreement is in effect.

        Upon  termination of the Agreement,  Adviser and the Fund shall forthwith cease to use such name(s),  derivatives,  logos, trademarks,  service marks or trade names. Adviser and the  Fund  agree  they  will  review  with  Subadviser  any  advertisement,  sales literature,  or notice  prior to its use that makes  reference  to  Subadviser  or its affiliates  or any such  name(s),  derivatives,  logos,  trademarks,  service marks or trade names,  it being  understood  that Subadviser  shall have no  responsibility  to ensure of the  adequacy of the form or content of such  materials  for purposes of the
        1940 Act or other  applicable  laws and  regulations.  If Adviser or the Fund makes an unauthorized use of Subadviser's names, derivatives,  logos, trademarks, service marks or trade names, the parties  acknowledge that Subadviser shall suffer irreparable hard for which monetary  damages are inadequate  and thus,  Subadviser  will be entitled to injunctive relief.

XIX.    Review of Fund  Documents.  During the term of this  Agreement,  Adviser shall furnish to Subadviser at its principal office all prospectuses,  proxy statements,  reports to shareholders,  sales  literature  or  other  material  prepared  for  distribution  to shareholders  of the Fund or the public,  which refer to  Subadviser or its clients in any way,  prior to the use thereof,  and Adviser  shall not use any such  materials if
        Subadviser  reasonably  objects in writing in five (5) days (or such other time as may be mutually  agreed,  which would include longer time periods for review of the Fund's prospectus and other parts of the registration statement) after receipt thereof.

XX.     Confidentiality.   All  information   furnished  by  one  party  to  the  other  party
        (including their respective agents, employees and representatives)  hereunder shall be treated as confidential  and shall not be disclosed to third parties,  except if it is otherwise  in the  public  domain  or,  with  notice  to the  other  party,  as may be necessary  to comply with  applicable  laws,  rules,  regulations,  subpoenas or court orders.  Without  limiting the  foregoing,  Adviser  acknowledges  that the securities holdings  of the  Portfolio(s)  constitute  information  of value to  Subadviser,  and agrees (1) not to use for any  purpose,  other than for Adviser or the Fund,  or their agents, to supervise or monitor Subadviser,  the holdings or trade-related information of the Fund;  and (2) not to  disclose  the  Portfolio(s)'  holdings,  except:  (a) as required  by  applicable  law or  regulation;  (b) as  required  by state  or  federal regulatory  authorities;  (c) to the Board, counsel to the Board, counsel to the Fund, the  administrator or any  sub-administrator,  the independent  accounts and any other agent of the Fund; or (d) as otherwise  agreed to by the parties in writing.  Further,
        Adviser agrees that  information  supplied by Subadviser,  including  approved  lists, internal  procedures,  compliance  procedures and any board materials,  is valuable to
        Subadviser,  and Adviser  agrees not to disclose any of the  information  contained in such  materials,  except:  (i) as required by applicable  law or  regulation;  (ii) as required by state or federal regulatory  authorities;  (iii) to the Board,  counsel to the Board,  counsel  to the Fund,  the  administrator  or any  sub-administrator,  the independent  accountants and any other agent of the Fund; or (iv) as otherwise  agreed to by the parties in writing.

XXI.    Amendments,  Waivers,  etc.  Provisions  of this  Agreement  may be  changed,  waived, discharged or terminated  only by an instrument in writing signed by the party against which  enforcement of the change,  waiver,  discharge or  termination is sought.  This
        Agreement  (including  any  exhibits  hereto)  may be  amended  at any time by written mutual  consent of the  parties,  subject  to the  requirements  of the 1940 Act,  the
        Advisers Act, and rules and regulations promulgated and orders granted thereunder.

XXII.   Notification.  Subadviser will notify Adviser  promptly of any change in the personnel of Subadviser with  responsibility for making investment  decisions in relation to the
        Portfolio or who have been authorized to give instructions to Custodian.

XXIII.  Override Provisions. Notwithstanding any other provision of this Agreement:

        A. Prior to this Agreement being approved by a vote of a majority  of the  Portfolio's outstanding  voting  securities  in  accordance  with the 1940 Act: (i) in no event shall  compensation  paid to the Subadviser  hereunder  exceed the amount permitted by Rule 15a-4 under the 1940 Act; (ii) the portion of the  compensation  payable by the Fund to the Adviser under the terms of the Advisory  Agreement  with respect to such  Portfolio  that  is  equal  in  amount  to the  compensation  payable  to the
           Subadviser  hereunder  (the  "Subadviser  Escrow  Amount")  shall  be  held  in  an interest-bearing  escrow  account with the Fund's  custodian or a bank (the "Escrow
           Account");  and (iii) this  Agreement  may be  terminated  at any time  without the payment  of any  penalty,  by vote of the Board or by a vote of a  majority  of the outstanding  voting  securities of the  Portfolio on 10 days' prior written  notice to  the  Subadviser.  The  Subadviser  Escrow  Amount,  including  interest  earned thereon,  shall be paid promptly  after approval of this Agreement by the vote of a majority of the Portfolio's  outstanding  voting  securities in accordance with the
           1940 Act,  provided  that such  approval  is  obtained no later than 150 days after the date of this Agreement.

        B. If this  Agreement  is not  approved  by a vote of a  majority  of the  Portfolio's outstanding  voting  securities  within  the time  period  stated  above,  (i) this
           Agreement shall immediately  terminate;  and (ii) the Subadviser shall receive from the Escrow  Account the lesser of: (a) the sum of the amount of any costs  incurred by the  Subadviser  in  performing  its duties under this  Agreement  prior to such termination  plus  any  interest  earned  on  that  amount,  and (b) the sum of the
           Subadviser Escrow Amount plus any interest earned on that amount.

XXIV.   Miscellaneous.

        A.     Governing  Law. This Agreement  shall be construed in accordance  with the laws of the Commonwealth of Massachusetts  without giving effect to the conflicts of laws  principles  thereof and the 1940 Act.  To the extent that the  applicable laws  of  the  Commonwealth  of  Massachusetts  conflict  with  the  applicable provisions of the 1940 Act, the latter shall control.

        B.     Insurance.  Adviser,  the Fund and Subadviser each agree to maintain errors and omissions or  professional  liability  insurance  coverage in an amount that is reasonable  in  light  of the  nature  and  scope  of its  respective  business activities.

        C.     Captions.   The  captions   contained  in  this   Agreement  are  included  for
               convenience  of  reference  only and in no way  define  or  delimit  any of the provisions hereof or otherwise affect their construction or effect.

        D.     Entire Agreement. This Agreement represents the entire agreement and understanding of the parties  hereto and shall  supersede  any prior  agreements  between the parties  relating to the subject matter hereof,  and all such prior  agreements shall be deemed terminated upon the effectiveness of this Agreement.

        E.     Notice.  Any notice under this  Agreement  shall be in writing,  addressed  and delivered and mailed,  postage prepaid,  to the other party, with a copy to the
               Fund,  at the  addressed  below or such other  address as such other  party may designate for the receipt of such notice.

               If to Adviser:       Aid Association for Lutherans
                                    625 Fourth Avenue South
                                    Minneapolis MN 55415
                                    Attention:  Investment Division

               If to Subadviser:    Fidelity Management & Research Company
                                    82 Devonshire Street
                                    Boston, MA 02109
                                    Attention:  General Counsel

        F.     Interpretation. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve  or  deprive  the Board of its  responsibility  for and  control of the conduct of the affairs of the Portfolio.

        G.     Successors.   This  Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

        H.     If any provisions of this Agreement shall be held or  made  invalid  by a court decision,  statute, rule or otherwise, the remainder of this Agreement shall be deemed to be severable.

        I.     Definitions. Any question of interpretation of any term or  provision  of  this
               Agreement  having  a  counterpart  in or  otherwise  derived  from  a  term  or provision  of the 1940 Act  shall be  resolved  by  reference  to such  term or provision  of the  1940  Act and to  interpretations  thereof,  if any,  by the
               United  States  courts or, in the  absence of any  controlling  decision of any such  court,  by  rules,  regulations,  or  orders  of the SEC  validly  issued pursuant to the 1940 Act. As used in this  Agreement,  the terms  "majority  of the outstanding voting securities,"  "affiliated  person," "interested person,"
               "assignment,"  broker," "investment adviser," "net assets," "sale," "sell," and
               "security"  shall  have the same  meaning  as such  terms have in the 1940 Act, subject  to  such  exemption  as  may be  granted  by  the  SEC  by  any  rule, regulation,  or  order.  Where  the  effect  of a  requirement  of the  federal securities  laws  reflected  in any  provision  of this  Agreement is made less restrictive by a rule,  regulation,  or order of the SEC, whether of special or general  application,  such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

        J.     Counterparts. This Agreement may be executed in one or more counterparts,  each of which shall be deemed an original.

IN WITNESS  WHEREOF,  the parties  hereto have caused this  instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                            AID ASSOCIATION FOR LUTHERANS

Attest:_______________________              By:________________________________
Name:_________________________              Name:______________________________
                                            Title:_____________________________

                                            LB SERIES FUND, INC.

Attest:_______________________              By:________________________________
Name:_________________________              Name:______________________________
                                            Title:_____________________________

                                            FIDELITY MANAGEMENT & RESEARCH COMPANY

Attest:_______________________              By:________________________________
Name:_________________________              Name:______________________________
                                            Title:_____________________________

                                         Schedule I

                                 Dated as of January 1, 2002

                                       Subadvisory Fees

                                     FI All Cap Portfolio

                      Average Net Daily Assets            Annual Rate
                        $0 - 100 million                     0.60%
                      $100 - 500 million                     0.55%
                      $500 - 750 million                     0.50%
                           $750+ million                     0.45%

EXHIBIT E

                               INVESTMENT SUBADVISORY AGREEMENT

                                         By and Among

                                Aid Association for Lutherans
                                             and
                                     LB Series Fund, Inc.
                                             and
                                T. Rowe Price Associates, Inc.

INVESTMENT  SUBADVISORY  AGREEMENT,  made as of the ___ day of _______,  2002, (the "Effective
Date") by and among Aid Association for Lutherans,  a fraternal  benefit society organized and existing  under the laws of the  State of  Wisconsin  ("Adviser"),  LB Series  Fund,  Inc.,  a
corporation  organized and existing under the laws of the State of Minnesota ("Fund"),  and T.
Rowe Price  Associates,  Inc., a  corporation  organized  and  existing  under the laws of the
State of Maryland ("Subadviser").

WHEREAS,  Adviser has entered into an Investment  Advisory  Agreement  dated as of the 1st day of January,  2002  ("Advisory  Agreement")  with the Fund,  which is engaged in business as an open-end  investment  company  registered under the Investment Company Act of 1940, as amended
("1940 Act"); and

WHEREAS,  the  Fund  is  authorized  to  issue  shares  of  the  TRP  Growth  Stock  Portfolio
("Portfolio"), a separate series of the Fund; and

WHEREAS,   Subadviser  is  engaged  principally  in  the  business  of  rendering   investment
supervisory  management  services  and  is  registered  as an  investment  adviser  under  the
Investment Advisers Act of 1940, as amended ("Advisers Act"); and

WHEREAS,  the Fund and Adviser  desire to retain  Subadviser as subadviser to furnish  certain investment  advisory  services  to Adviser  and the  Portfolio  and  Subadviser  is willing to furnish such services;

NOW,  THEREFORE,  in  consideration  of the premises and mutual promises herein set forth, the parties hereto agree as follows:

I.      Appointment.  (A) Adviser  hereby  appoints  Subadviser as its  investment  subadviser with  respect  to the  Portfolio  for the  period  and on the  terms set forth in this
        Agreement,  and (B) Subadviser  hereby accepts such  appointment  and agrees to render the services herein set forth, for the compensation herein provided.

II.     Additional  Series.  In the  event  that the Fund  establishes  one or more  series of shares  other  than the  Portfolio  with  respect to which  Adviser  desires to retain
        Subadviser to render investment advisory services  hereunder,  Adviser shall so notify
        Subadviser in writing,  indicating  the advisory fee to be payable with respect to the additional  series of shares.  If Subadviser is willing to render such services on the terms  provided  for herein,  it shall so notify  Adviser in writing,  whereupon  such series shall become a Portfolio hereunder.

III.    Duties of Subadviser.

        A.     Subadviser is hereby  authorized  and directed and hereby agrees to (i) furnish continuously an investment  program for the Portfolio,  and (ii) determine from time to time what  investments  shall be purchased,  sold or exchanged and what portion of the assets of the  Portfolio  shall be held  uninvested.  Subadviser shall perform these duties  subject  always to (1) the overall  supervision  of
               Adviser and the Board of  Directors of the Fund (the  "Board"),  (2) the Fund's
               Articles and By-laws (as defined below),  as amended from time to time, (3) the stated  investment  objectives,  policies and  restrictions of the Portfolio as set  forth in the  Fund's  then  current  Registration  Statement  (as  defined below),  (4) any  additional  policies or guidelines  established by Adviser or
               Board  that have been  furnished  in  writing  to  Subadviser,  (5)  applicable provisions of law, including,  without limitation, all applicable provisions of the 1940 Act and the rules and regulations  thereunder,  and (6) the provisions of the Internal  Revenue Code of 1986,  as amended (the "Code")  applicable  to
               "regulated  investment  companies" (as defined in Section 851 of the Code),  as amended from time to time. In  accordance  with Section VII,  Subadviser  shall arrange  for  the  execution  of all  orders  for  the  purchase  and  sale  of securities and other investments for the Portfolio's  account and will exercise full  discretion  and act for the  Fund in the  same  manner  and with the same force and effect as the Fund might or could do with respect to such  purchases, sales,  or other  transactions,  as well as with  respect  to all other  things necessary  or  incidental  to the  furtherance  or conduct  of such  purchases, sales, or other transactions.

        B.     Subadviser shall have no responsibility  with respect to maintaining custody of the Portfolios  assets.  Subadviser  shall affirm  security  transactions  with central  depositories  and advise the custodian of the Portfolio  ("Custodian")
               or such  depositories  or agents as may be  designated by Custodian and Adviser promptly of each  purchase  and sale of a portfolio  security,  specifying  the name of the  issuer,  the  description  and  amount  or number of shares of the security  purchased,  the market price,  the commission and gross or net price, the trade date and settlement date and the identity of the effecting  broker or dealer.  Subadviser shall from time to time provide  Custodian and Adviser with evidence of authority of its personnel who are authorized to give  instructions to Custodian.

        C.     Unless  Adviser  advises  Subadviser  in writing that the right to vote proxies has been  expressly  reserved to Adviser or the Fund or otherwise  delegated to another  party,  Subadviser  shall  exercise  voting  rights  incident  to  any securities  held in the Portfolio  without  consultation  with Adviser or Fund, provided that  Subadviser  will follow any written  instructions  received from
               Adviser or Fund with  respect  to voting as to  particular  issues.  Subadviser shall  instruct  the  Custodian  to respond  to all  corporate  action  matters
               incident  to  the  securities   held  in  the  Portfolio   including,   without
               limitation,  proofs of claim in  bankruptcy  and class  action  cases and shelf registrations,  provided such materials,  including proxy  solicitations,  have been forward to the Subadviser in a timely fashion by the Custodian.

        D.     Subadviser  shall,  upon  Adviser's  request,  consult  with  Adviser to assist
               Adviser in its  development  of  strategic  marketing  plans for the Fund on or before  November 30 in each year for the  following  calendar year with respect to the Portfolio and the variable  contract for which it provides an underlying investment  choice.  Subadviser  shall also,  from time to time,  provide  such additional  marketing  support as Adviser may  reasonably  request,  including, without limitation,  assistance in product roll-outs, on-going product training and sales  support,  and  development  of sales  strategies.  Subadviser  shall coordinate  all  marketing  support  efforts with Adviser,  including,  without limitation,  the  promotion  of products,  training of  Adviser's  field force, seminars  promoting the Portfolio and preparation of presentations  for clients
               (collectively  referred to as the  activities of  "Wholesalers").  Wholesalers'
               participation in on-site presentations,  sales desk training,  conferences, and portfolio manager conference calls shall first be approved by Adviser.

        E.     Upon request of Adviser  and/or Fund,  Subadviser  shall provide  assistance in connection  with the  determination  of the fair  value  of  securities  in the
               Portfolio for which market quotations are not readily available.

        F.     In the  performance  of its  duties  hereunder,  Subadviser  is and shall be an
               independent   contractor  and  except  as  expressly  provided  for  herein  or otherwise  expressly  provided or authorized shall have no authority to act for or represent  the Portfolio or the Fund in any way or otherwise be deemed to be an agent of the Portfolio, the Fund or of Adviser.

IV.     Compensation.  For the services provided pursuant to this Agreement,  Subadviser shall receive an investment  management fee as set forth in Schedule 1, attached  hereto and incorporated  herein by  reference.  The  management  fee shall be payable  monthly in arrears  to  Subadviser  on or  before  the 10th day of the next  succeeding  calendar month.  Adviser  shall  provide a  worksheet  with the  monthly  payment  showing  the
        Portfolio's  average daily net assets and the  calculation of  Subadvisers  investment management fee. If this Agreement  becomes  effective or terminates  before the end of any month,  the  investment  management  fee for the period from the effective date to the end of such month or from the beginning of such month to the date of  termination, as the case may be,  shall be prorated  according to the  proration  which such period bears to the full month in which such effectiveness or termination occurs.

V.      Expenses.  During  the term of this  Agreement,  Subadviser  will  bear  all  expenses incurred by it in the performance of its duties  hereunder,  other than those expenses specifically  assumed by the Fund  hereunder.  The Fund shall assume and shall pay all brokers' and  underwriting  commissions  chargeable to the Fund in connection with the securities transactions to which the Portfolio is a party.

VI.     Duties  of  Adviser.  Adviser  has  furnished  Subadviser  with  copies of each of the following  documents and will furnish to Subadviser at its principal office all future amendments and  supplements to such  documents,  if any, as soon as practicable  after such documents become available:

               (1)    The Articles of  Incorporation  of the Fund,  as filed with the State of
                      Minnesota,  as in effect on the date hereof and as amended  from time to time ("Articles");

               (2)    The  by-laws of the Fund as in effect on the date  hereof and as amended from time to time ("By-Laws");

               (3)    Certified  resolutions  of the  Board  authorizing  the  appointment  of
                      Adviser and Subadviser and approving the form of the Advisory  Agreement and this Agreement;

               (4)    The Fund's Registration  Statement under the 1940 Act and the Securities
                      Act of 1933,  as amended  (the "1933  Act") on Form N-1A,  as filed with
                      the  Securities  and  Exchange   Commission   ("SEC")  relating  to  the
                      Portfolio  and its  shares  and all  amendments  thereto  ("Registration
                      Statement");

               (5)    The  Notification of Registration of the Fund under the 1940 Act on Form
                      N-8A as filed with the SEC and any amendments thereto;

               (6)    The Portfolio's most recent prospectus (the "Prospectus"); and

               (7)    Copies of reports made by the Fund to its shareholders.

               Adviser  shall  furnish  Subadviser  with any further  documents,  materials or information that Subadviser may reasonably  request to enable it to perform its duties pursuant to this Agreement.

               During the term of this  Agreement,  Adviser shall furnish to Subadviser at its principal office all prospectuses,  proxy statements,  reports to shareholders, advertisements,  sales  literature or other material  prepared for distribution to  shareholders of the Fund or the public which refer to the Subadviser or its clients in any way, at a reasonable time prior to the use thereof,  and Adviser shall not use any such  materials if Subadviser  reasonably  objects in writing five (5)  business  days (or such other time as may be mutually  agreed)  after receipt thereof.  Adviser shall ensure that materials  prepared by employees or agents of Adviser or its affiliates  that refer to Subadviser or its clients in any way are consistent with those materials  previously  approved by Subadviser as referenced in the preceding sentence.

VII.    Portfolio Transactions.

        A.     Subadviser  agrees that,  in executing  portfolio  transactions  and  selecting brokers or dealers,  if any, it shall use its best efforts to seek on behalf of the Portfolio the best overall terms  available.  In assessing the best overall terms available for any  transaction,  Subadviser shall consider all factors it deems  relevant,  including  the  breadth of the market in and the price of the security,  the financial  condition  and execution  capability of the broker or dealer, and the  reasonableness of the commission,  if any, with respect to the specific  transaction  and  on a  continuing  basis.  In  evaluating  the  best overall  terms  available,  and in selecting  the broker or dealer,  if any, to execute a particular  transaction,  Subadviser  may also consider the brokerage and  research  services  (as those  terms are  defined in Section  28(e) of the
               Securities  Exchange  Act  of  1934,  as  amended  ("1934  Act"))  provided  to
               Subadviser  with  respect to the  Portfolio  and/or other  accounts  over which
               Subadviser   exercises   investment   discretion.   Subadviser   may,   in  its
               discretion,  agree to pay a broker or dealer that  furnishes  such brokerage or research  services a higher  commission than that which might have been charged by another  broker-dealer  for effecting the same  transactions,  if Subadviser determines in good faith that such  commission is reasonable in relation to the brokerage  and research  services  provided by the broker or dealer,  viewed in terms of either that particular transaction or the overall  responsibilities of
               Subadviser  with respect to the  accounts as to which it  exercises  investment discretion  (as such term is defined under  Section  3(a)(35) of the 1934 Act).
               Subadviser shall, upon request from Adviser,  provide such periodic and special reports  describing any such brokerage and research  services  received and the incremental  commissions,  net  price or  other  consideration  to  which  they relate.

        B.     In no  instance  will  portfolio  securities  be  purchased  from  or  sold  to
               Subadviser,  or any affiliated  person  thereof,  except in accordance with the federal securities laws and the rules and regulations thereunder.

        C.     Subadviser  may buy securities for the Portfolio at the same time it is selling such  securities  for another  client  account and may sell  securities for the
               Portfolio  at  the  time  it is  buying  such  securities  for  another  client
               account.   In  such  cases,   subject  to  applicable   legal  and   regulatory
               requirements,  and in compliance  with such procedures of the Fund as may be in effect from time to time,  Subadviser may effectuate cross transactions between the Portfolio and such other account if it deems this to be advantageous.

        D.     On occasions when Subadviser  deems the purchase or sale of a security to be in the  best  interest  of the  Fund as  well  as  other  clients  of  Subadviser,
               Subadviser,  to the extent permitted by applicable laws and  regulations,  may, but shall be under no obligation  to,  aggregate the securities to be purchased or sold to  attempt  to  obtain  a more  favorable  price  or  lower  brokerage
               commissions  and  efficient  execution.   In  such  event,  allocation  of  the
               securities  so  purchased  or sold,  as well as the  expenses  incurred  in the transaction,  will be made by Subadviser in the manner Subadviser  considers to be the most  equitable and  consistent  with its fiduciary  obligations  to the
               Fund and to its other clients.

VIII.   Ownership of Records.  Subadviser  shall maintain all books and records required to be maintained  by  Subadviser  pursuant  to the 1940 Act and the  rules  and  regulations promulgated  thereunder with respect to  transactions  on behalf of the Portfolio.  In compliance with the requirements of Rule 31a-3 under the 1940 Act,  Subadviser  hereby agrees (A) that all records that it maintains  for the  Portfolio  are the property of the Fund, (B) to preserve for the periods  prescribed by Rule 31a-2 under the 1940 Act any records that it maintains  for the Fund and that are required to be  maintained by
        Rule 31a-1 under the 1940 Act, and (C) to  surrender  promptly to the Fund any records that  it  maintains  for  the  Fund  upon  request  by the  Fund;  provided,  however,
        Subadviser may retain copies of such records.

IX.     Reports and Meetings.

        A.     Subadviser  shall  furnish to the Board or Adviser,  or both,  as  appropriate, such information,  reports, evaluations,  analyses and opinions as are required by law or that the Board or Adviser,  as appropriate,  may reasonably  require, including,  without  limitation:  compliance  reporting and certification  with respect to:

               1.   Affiliated Brokerage Transactions
               2.   Affiliated Underwritings
               3.   Cross Transactions
               4.   Prospectus Compliance
               5.   Code of Ethics
               6.   Soft Dollar Usage
               7.   Fair Valuation Determinations

        B.     Subadviser  shall make available in person or via telephone to the Board and to
               Adviser personnel of Subadviser as the Board or Adviser may reasonably  request to review the investments  and the investment  program of the Portfolio and the services  provided  by  Subadviser  hereunder,  provided  that,  the  portfolio manager of the  Portfolio  shall not be  required to attend in person more than one meeting per calendar year.

X.      Services  to  Other  Clients.  Nothing  contained  in this  Agreement  shall  limit or restrict (i) the freedom of Subadviser,  or any affiliated  person thereof,  to render investment  management  and  corporate  administrative  services  to other  investment companies,  to act as  investment  manager or investment  counselor to other  persons, firms, or  corporations,  or to engage in any other business  activities,  or (ii) the right  of any  director,  officer,  or  employee  of  Subadviser,  who  may  also be a director,  officer,  or  employee of the Fund,  to engage in any other  business or to devote his or her time and  attention in part to the  management  or other  aspects of any other business, whether of a similar nature or a dissimilar nature.

XI.     Subadviser's  Use of the  Services of Others.  Subadviser  may,  at its cost,  employ, retain,  or otherwise  avail itself of the services or  facilities of other persons or organizations  for the purpose of providing  Subadviser or the Fund or  Portfolio,  as appropriate,  with  such  statistical  and  other  factual  information,  such  advice regarding  economic factors and trends,  such advice as to occasional  transactions in specific  securities,  or such other information,  advice, or assistance as Subadviser may deem  necessary,  appropriate,  or convenient for the discharge of its obligations hereunder or otherwise  helpful to the Fund or the Portfolio,  as  appropriate,  or in the  discharge  of  Subadviser's  overall  responsibilities  with respect to the other accounts that it serves as investment manager or counselor.

XII.    Liability  of  Subadviser;   Indemnification.   Neither  Subadviser  nor  any  of  its
        officers,  directors,  or employees  ("Related  Persons"),  nor any person  performing executive,  administrative,  trading,  or other  functions for the Fund, the Portfolio
        (at the  direction  or  request  of  Subadviser)  or  Subadviser  in  connection  with
        Subadviser's  discharge  of its  obligations  undertaken  or  reasonably  assumed with respect to this Agreement  shall be liable for (i) any error of judgment or mistake of law or for any loss  suffered  by the Fund or  Portfolio  or (ii) any error of fact or mistake of law contained in any report or data provided by Subadviser,  except for any error,  mistake or loss  resulting  from  willful  misfeasance,  bad  faith,  or gross negligence in the  performance  by Subadviser or such Related  Person of  Subadviser's duties on behalf of the Fund or Portfolio or from reckless  disregard by Subadviser or any such Related Person of the duties of Subadviser  pursuant to this Agreement  (each of which is referred to as a "Culpable Act").

        Notwithstanding  the foregoing,  any stated limitations on liability shall not relieve
        Subadviser  from any  responsibility  or liability  Subadviser may have under state or federal statutes.

        Subadviser  shall  indemnify  Adviser and its Related  Persons and hold them  harmless from and against any and all  losses,  damages,  costs,  charges,  reasonable  counsel fees, payments,  expenses and liabilities  (collectively,  "Damages") arising directly or indirectly out of or in connection  with the  performance of services by Subadviser or its Related  Persons  hereunder to the extent such  Damages  result from a Culpable
        Act of Subadviser or its Related Persons.

        Adviser  shall  indemnify  Subadviser  and its  Related  Persons  from and against any
        Damages  arising  directly or indirectly out of or in connection  with the performance of services by Adviser or its Related  Persons  under this  Agreement  or the Advisory
        Agreement,  in  each  case,  to the  extent  such  Damages  result  from  any  willful misfeasance,  bad faith,  gross  negligence  or  reckless  disregard  of its duties by
        Adviser or any of its Related Persons.

XIII.   Representations  of  Subadviser.   Subadviser  represents,  warrants,  and  agrees  as
        follows:

        A.     Subadviser  (i) is registered as an investment  adviser under  Advisers Act and will  continue to be so  registered  for so long as this  Agreement  remains in effect;  (ii) is not  prohibited  by the  1940  Act or the  Advisers  Act  from performing  the services  contemplated  by this  Agreement;  (iii) has met, and will  continue  to meet for so long as this  Agreement  remains in effect,  any other applicable federal or state requirements,  or the applicable requirements of any regulatory or industry  self-regulatory  agency,  necessary to be met in order to perform the  services  contemplated  by this  Agreement;  (iv) has the authority  to  enter  into  and  perform  the  services  contemplated  by  this
               Agreement;  and (v) will  immediately  notify  Adviser of the occurrence of any event that would  disqualify  Subadviser from serving as an investment  adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

        B.     Subadviser  has  adopted  a  written  code of ethics  (the  "Subadviser  Code")
               complying  with the  requirements  of Rule 17j-1  under the 1940 Act, as may be amended  from time to time,  and,  has provided the Adviser and the Fund with a copy of the  Subadviser  Code,  together  with  evidence of its  adoption.  The
               Subadviser  certifies that it has adopted  procedures  reasonably  necessary to prevent  access  persons  as  defined in Rule  17j-1  ("Access  Persons")  from violating the Subadviser  Code. On a quarterly  basis,  Subadviser will either;
               (i) certify to Adviser that  Subadviser  and its Access  Persons have  complied with  Subadviser  Code with  respect to the  Portfolio,  or (ii)  identify  any material  violations of the Subadviser Code which have occurred with respect to the  Portfolio.  In  addition,  Subadviser  will  furnish at least  annually to
               Adviser and the Board a written  report that (a) describes  any issues  arising under the Subadviser  Code since the last report to the Board,  including,  but not limited to,  information  about material  violations of the Subadviser Code with  respect  to the  Portfolio  and  sanctions  imposed  in  response  to the
               material   violations  and  (b)  certifies  that  the  Subadviser  has  adopted procedures  reasonably  necessary to prevent  Access Persons from violating the
               Subadviser Code.

        C.     Subadviser  has  provided  Adviser  and the Fund with a copy of its Form ADV as most  recently  filed with the SEC and,  if not so filed,  the its most  recent
               Part 2 of Form ADV, and will,  promptly  after filing any amendment to its Form
               ADV with the SEC,  and, if not so filed,  any  amendment  to Part 2 of its Form
               ADV, furnish a copy of such amendment to Adviser.

XIV.    Representation of Adviser.  Adviser  represents,  warrants and agrees that Adviser (i)
        is registered as an investment  adviser under  Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;  (ii) is not prohibited by the 1940 Act or the Advisers Act from  performing  the services  contemplated  by this
        Agreement;  (iii) has met,  and will  continue  to meet for so long as this  Agreement remains  in  effect,  any  other  applicable  federal  or state  requirements,  or the
        applicable  requirements  of  any  regulatory  or  industry   self-regulatory  agency,
        necessary to be met in order to perform the services  contemplated  by this Agreement;
        (iv) has the  authority  to enter into and perform the services  contemplated  by this
        Agreement;  and (v) will  immediately  notify  Adviser of the  occurrence of any event that  would  disqualify  Subadviser  from  serving  as  an  investment  adviser  of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

XV.     Compliance  with  Applicable   Regulations.   In  performing  its  duties   hereunder,
        Subadviser shall act in conformity at all times with all applicable  provisions of the
        1940 Act and the  Advisers  Act,  and any rules and  regulations  adopted  thereunder;
        Subchapter  M  of  the  Code;  the  provisions  of  the  Registration  Statement;  the provisions  of the  Articles  and the By-Laws of the Fund,  as the same may be amended from time to time; and any other applicable provisions of state or federal law.

XVI.    Term of  Agreement.  This  Agreement  shall become  effective  with respect to the TRP
        Growth  Stock  Portfolio on the  Effective  Date and,  with respect to any  additional
        Portfolio,  on the date of receipt by the  Adviser of notice  from the  Subadviser  in accordance  with  Section  II  hereof  that  the  Subscriber  is  willing  to serve as
        Subadviser  with  respect to such  Portfolio.  Unless  sooner  terminated  as provided herein,  this Agreement shall continue in effect for two years from the Effective Date with respect to the TRP Growth Stock  Portfolio  and, with respect to each  additional
        Portfolio,  for two years from the date on which this Agreement becomes effective with respect to such  Portfolio.  Thereafter,  this Agreement shall continue in effect from year to year,  with respect to the Portfolio,  subject to the  termination  provisions and all other terms and conditions  hereof, so long as (a) such continuation  shall be specifically  approved  at least  annually  (i) by either the  Board,  or by vote of a majority of the outstanding voting securities of the Portfolio;  (ii) in either event, by the vote,  cast in person at a meeting  called  for the  purpose  of voting on such approval,  of a majority of the Directors of the Fund who are not  interested  persons of any party to this Agreement,  cast in person at a meeting called for the purpose of voting on such  approval;  and (b)  Subadviser  shall not have  notified the Fund,  in writing,  at  least 60 days  prior  to such  approval  that it does  not  desire  such continuation.  Subadviser shall furnish to the Fund,  promptly upon its request,  such information  as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

XVII.   Termination  of  Agreement.  Notwithstanding  the  foregoing,  this  Agreement  may be terminated  at any time,  without the payment of any penalty,  by vote of the Board or by a vote of a majority of the  outstanding  voting  securities of the Portfolio on at least  60 days'  prior  written  notice  to  Subadviser.  This  Agreement  may also be terminated by Adviser:  (i) on at least 60 days' prior written  notice to  Subadviser, without the payment of any penalty;  (ii) upon material breach by Subadviser of any of the  representations  and warranties set forth in Section XIII of this  Agreement,  if such breach  shall not have been cured  within a 20-day  period  after  notice of such breach; or (iii) if Subadviser  becomes unable to discharge its duties and obligations under this  Agreement.  Subadviser may terminate  this Agreement at any time,  without the  payment  of any  penalty,  on at least 60 days'  prior  notice to  Adviser.  This
        Agreement shall terminate  automatically in the event of its assignment,  as such term is  defined  in the 1940 Act,  or upon  termination  of the  Advisory  Agreement.  Any approval,  amendment, or termination of this Agreement by the holders of a majority of the outstanding  voting securities (as defined in the 1940 Act) of any Portfolio shall be effective to continue,  amend or terminate  this Agreement with respect to any such
        Portfolio  notwithstanding  (i) that such action has not been  approved by the holders of a majority of the outstanding  voting  securities of any other  Portfolio  affected thereby,  and/or (ii) that such action has not been approved by the vote of a majority of the  outstanding  voting  securities  of the  Fund,  unless  such  action  shall be required by any applicable law or otherwise.

XVIII.  Amendments,  Waivers,  etc.  Provisions  of this  Agreement  may be  changed,  waived, discharged or terminated  only by an instrument in writing signed by the party against which  enforcement of the change,  waiver,  discharge or  termination is sought.  This
        Agreement  (including  any  exhibits  hereto)  may be  amended  at any time by written mutual consent of the parties,  subject to the  requirements of the 1940 Act and rules and regulations promulgated and orders granted thereunder.

XIX.    Notification.  Subadviser will notify Adviser  promptly of any change in the portfolio manager of Subadviser with primary  responsibility for making investment  decisions in relation  to the  Portfolio  or who  have  been  authorized  to give  instructions  to
        Custodian.

XX.     Override Provisions. Notwithstanding any other provision of this Agreement:

        A. Prior to this Agreement being approved by a vote of a majority  of the  Portfolio's outstanding  voting  securities  in  accordance  with the 1940 Act: (i) in no event shall  compensation  paid to the Subadviser  hereunder  exceed the amount permitted by Rule 15a-4 under the 1940 Act; (ii) the portion of the  compensation  payable by the Fund to the Adviser under the terms of the Advisory  Agreement  with respect to such  Portfolio  that  is  equal  in  amount  to the  compensation  payable  to the
           Subadviser  hereunder  (the  "Subadviser  Escrow  Amount")  shall  be  held  in  an interest-bearing  escrow  account with the Fund's  custodian or a bank (the "Escrow
           Account");  and (iii) this  Agreement  may be  terminated  at any time  without the payment  of any  penalty,  by vote of the Board or by a vote of a  majority  of the outstanding  voting  securities of the  Portfolio on 10 days' prior written  notice to  the  Subadviser.  The  Subadviser  Escrow  Amount,  including  interest  earned thereon,  shall be paid promptly  after approval of this Agreement by the vote of a majority of the Portfolio's  outstanding  voting  securities in accordance with the
           1940 Act,  provided  that such  approval  is  obtained no later than 150 days after the date of this Agreement.

        B. If this  Agreement  is not  approved  by a vote of a  majority  of the  Portfolio's outstanding  voting  securities  within  the time  period  stated  above,  (i) this
           Agreement shall immediately  terminate;  and (ii) the Subadviser shall receive from the Escrow  Account the lesser of: (a) the sum of the amount of any costs  incurred by the  Subadviser  in  performing  its duties under this  Agreement  prior to such termination  plus  any  interest  earned  on  that  amount,  and (b) the sum of the
           Subadviser Escrow Amount plus any interest earned on that amount.

XXI.    Miscellaneous.

        A.     Governing  Law. This Agreement  shall be construed in accordance  with the laws of the  State of  Minnesota  without  giving  effect to the  conflicts  of laws principles  thereof and the 1940 Act. To the extent  that the  applicable  laws of the State of Minnesota  conflict with the applicable  provisions of the 1940
               Act, the latter shall control.

        B.     Insurance.  Subadviser  agrees to maintain errors and omissions or professional liability  insurance  coverage in an amount that is  reasonable in light of the nature and scope of Subadviser's business activities.

        C.     Captions.   The  captions   contained  in  this   Agreement  are  included  for
               convenience  of  reference  only and in no way  define  or  delimit  any of the provisions hereof or otherwise affect their construction or effect.

        D.     Entire   Agreement.   This  Agreement   represents  the  entire  agreement  and
               understanding  of the parties hereto and shall  supersede any prior  agreements between the parties  relating to the subject matter hereof,  and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

        E.     Interpretation.  Nothing herein  contained  shall be deemed to require the Fund to take any action  contrary  to its  Articles or  By-Laws,  or any  applicable statutory or  regulatory  requirement  to which it is subject or by which it is bound,  or to  relieve  or  deprive  the  Board of its  responsibility  for and control of the conduct of the affairs of the Portfolio.

        F.     Definitions.  Any question of  interpretation  of any term or provision of this
               Agreement  having  a  counterpart  in or  otherwise  derived  from  a  term  or provision  of the 1940 Act  shall be  resolved  by  reference  to such  term or provision  of the  1940  Act and to  interpretations  thereof,  if any,  by the
               United  States  courts or, in the  absence of any  controlling  decision of any such  court,  by  rules,  regulations,  or  orders  of the SEC  validly  issued pursuant to the 1940 Act. As used in this  Agreement,  the terms  "majority  of the outstanding voting securities,"  "affiliated  person," "interested person,"
               "assignment,"  broker," "investment adviser," "net assets," "sale," "sell," and
               "security"  shall  have the same  meaning  as such  terms have in the 1940 Act, subject  to  such  exemption  as  may be  granted  by  the  SEC  by  any  rule, regulation,  or  order.  Where  the  effect  of a  requirement  of the  federal securities  laws  reflected  in any  provision  of this  Agreement is made less restrictive by a rule,  regulation,  or order of the SEC, whether of special or general  application,  such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

IN WITNESS  WHEREOF,  the parties  hereto have caused this  instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                            AID ASSOCIATION FOR LUTHERANS

Attest:_______________________              By:________________________________
Name:_________________________              Name:______________________________
                                            Title:_____________________________

                                            LB SERIES FUND, INC.

Attest:_______________________              By:________________________________
Name:_________________________              Name:______________________________
                                            Title:_____________________________

                                            T. ROWE PRICE ASSOCIATES, INC.

Attest:_______________________              By:________________________________
Name:_________________________              Name:______________________________
                                            Title:_____________________________

                                          Schedule I

                                 Dated as of January 1, 2002

                                       Subadvisory Fees

                                  TRP Growth Stock Portfolio

                      Average Daily Net Assets            Annual Rate
                        $0 - $50 million                     0.45%
                      $50 - $500 million                     0.40%
                      Above $500 million                     0.35%

EXHIBIT F

                               INVESTMENT SUBADVISORY AGREEMENT

                                         By and Among

                                Aid Association for Lutherans
                                             and
                                     LB Series Fund, Inc.
                                             and
                              T. Rowe Price International, Inc.

INVESTMENT  SUBADVISORY  AGREEMENT,  made as of the ___ day of _______,  2002, (the "Effective
Date") by and among Aid Association for Lutherans,  a fraternal  benefit society organized and existing  under the laws of the  State of  Wisconsin  ("Adviser"),  LB Series  Fund,  Inc.,  a
corporation  organized and existing under the laws of the State of Minnesota ("Fund"),  and T.
Rowe Price  International,  Inc., a corporation  organized and existing  under the laws of the
State of Maryland ("Subadviser").

WHEREAS,  Adviser has entered into an Investment  Advisory  Agreement  dated as of the 1st day of January,  2002  ("Advisory  Agreement")  with the Fund,  which is engaged in business as an open-end  investment  company  registered under the Investment Company Act of 1940, as amended
("1940 Act"); and

WHEREAS,  the Fund is authorized to issue shares of the World Growth Portfolio  ("Portfolio"), a separate series of the Fund; and

WHEREAS,   Subadviser  is  engaged  principally  in  the  business  of  rendering   investment
supervisory  management  services  and  is  registered  as an  investment  adviser  under  the
Investment Advisers Act of 1940, as amended ("Advisers Act"); and

WHEREAS,  the Fund and Adviser  desire to retain  Subadviser as subadviser to furnish  certain investment  advisory  services  to Adviser  and the  Portfolio  and  Subadviser  is willing to furnish such services;

NOW,  THEREFORE,  in  consideration  of the premises and mutual promises herein set forth, the parties hereto agree as follows:

I.      Appointment.  (A) Adviser  hereby  appoints  Subadviser as its  investment  subadviser with  respect  to the  Portfolio  for the  period  and on the  terms set forth in this
        Agreement,  and (B) Subadviser  hereby accepts such  appointment  and agrees to render the services herein set forth, for the compensation herein provided.

II.     Additional  Series.  In the  event  that the Fund  establishes  one or more  series of shares  other  than the  Portfolio  with  respect to which  Adviser  desires to retain
        Subadviser to render investment advisory services  hereunder,  Adviser shall so notify
        Subadviser in writing,  indicating  the advisory fee to be payable with respect to the additional  series of shares.  If Subadviser is willing to render such services on the terms  provided  for herein,  it shall so notify  Adviser in writing,  whereupon  such series shall become a Portfolio hereunder.

III.    Duties of Subadviser.

        A.     Subadviser is hereby  authorized  and directed and hereby agrees to (i) furnish continuously an investment  program for the Portfolio,  and (ii) determine from time to time what  investments  shall be purchased,  sold or exchanged and what portion of the assets of the  Portfolio  shall be held  uninvested.  Subadviser shall perform these duties  subject  always to (1) the overall  supervision  of
               Adviser and the Board of  Directors of the Fund (the  "Board"),  (2) the Fund's
               Articles and By-laws (as defined below),  as amended from time to time, (3) the stated  investment  objectives,  policies and  restrictions of the Portfolio as set  forth in the  Fund's  then  current  Registration  Statement  (as  defined below),  (4) any  additional  policies or guidelines  established by Adviser or
               Board  that have been  furnished  in  writing  to  Subadviser,  (5)  applicable provisions of law, including,  without limitation, all applicable provisions of the 1940 Act and the rules and regulations  thereunder,  and (6) the provisions of the Internal  Revenue Code of 1986,  as amended (the "Code")  applicable  to
               "regulated  investment  companies" (as defined in Section 851 of the Code),  as amended from time to time. In  accordance  with Section VII,  Subadviser  shall arrange  for  the  execution  of all  orders  for  the  purchase  and  sale  of securities and other investments for the Portfolio's  account and will exercise full  discretion  and act for the  Fund in the  same  manner  and with the same force and effect as the Fund might or could do with respect to such  purchases, sales,  or other  transactions,  as well as with  respect  to all other  things necessary  or  incidental  to the  furtherance  or conduct  of such  purchases, sales, or other transactions.

        B.     Subadviser shall have no responsibility  with respect to maintaining custody of the Portfolios  assets.  Subadviser  shall affirm  security  transactions  with central  depositories  and advise the custodian of the Portfolio  ("Custodian")
               or such  depositories  or agents as may be  designated by Custodian and Adviser promptly of each  purchase  and sale of a portfolio  security,  specifying  the name of the  issuer,  the  description  and  amount  or number of shares of the security  purchased,  the market price,  the commission and gross or net price, the trade date and settlement date and the identity of the effecting  broker or dealer.  Subadviser shall from time to time provide  Custodian and Adviser with evidence of authority of its personnel who are authorized to give  instructions to Custodian.

        C.     Unless  Adviser  advises  Subadviser  in writing that the right to vote proxies has been  expressly  reserved to Adviser or the Fund or otherwise  delegated to another  party,  Subadviser  shall  exercise  voting  rights  incident  to  any securities  held in the Portfolio  without  consultation  with Adviser or Fund, provided that  Subadviser  will follow any written  instructions  received from
               Adviser or Fund with  respect  to voting as to  particular  issues.  Subadviser shall  instruct  the  Custodian  to respond  to all  corporate  action  matters
               incident  to  the  securities   held  in  the  Portfolio   including,   without
               limitation,  proofs of claim in  bankruptcy  and class  action  cases and shelf registrations,  provided such materials,  including proxy  solicitations,  have been forward to the Subadviser in a timely fashion by the Custodian.

        D.     Subadviser  shall,  upon  Adviser's  request,  consult  with  Adviser to assist
               Adviser in its  development  of  strategic  marketing  plans for the Fund on or before  November 30 in each year for the  following  calendar year with respect to the Portfolio and the variable  contract for which it provides an underlying investment  choice.  Subadviser  shall also,  from time to time,  provide  such additional  marketing  support as Adviser may  reasonably  request,  including, without limitation,  assistance in product roll-outs, on-going product training and sales  support,  and  development  of sales  strategies.  Subadviser  shall coordinate  all  marketing  support  efforts with Adviser,  including,  without limitation,  the  promotion  of products,  training of  Adviser's  field force, seminars  promoting the Portfolio and preparation of presentations  for clients
               (collectively  referred to as the  activities of  "Wholesalers").  Wholesalers'
               participation in on-site presentations,  sales desk training,  conferences, and portfolio manager conference calls shall first be approved by Adviser.

        E.     Upon request of Adviser  and/or Fund,  Subadviser  shall provide  assistance in connection  with the  determination  of the fair  value  of  securities  in the
               Portfolio for which market quotations are not readily available.

        F.     In the  performance  of its  duties  hereunder,  Subadviser  is and shall be an
               independent   contractor  and  except  as  expressly  provided  for  herein  or otherwise  expressly  provided or authorized shall have no authority to act for or represent  the Portfolio or the Fund in any way or otherwise be deemed to be an agent of the Portfolio, the Fund or of Adviser.

IV.     Compensation.  For the services provided pursuant to this Agreement,  Subadviser shall receive an investment  management fee as set forth in Schedule 1, attached  hereto and incorporated  herein by  reference.  The  management  fee shall be payable  monthly in arrears  to  Subadviser  on or  before  the 10th day of the next  succeeding  calendar month.  Adviser  shall  provide a  worksheet  with the  monthly  payment  showing  the
        Portfolio's  average daily net assets and the  calculation of  Subadvisers  investment management fee. If this Agreement  becomes  effective or terminates  before the end of any month,  the  investment  management  fee for the period from the effective date to the end of such month or from the beginning of such month to the date of  termination, as the case may be,  shall be prorated  according to the  proration  which such period bears to the full month in which such effectiveness or termination occurs.

V.      Expenses.  During  the term of this  Agreement,  Subadviser  will  bear  all  expenses incurred by it in the performance of its duties  hereunder,  other than those expenses specifically  assumed by the Fund  hereunder.  The Fund shall assume and shall pay all brokers' and  underwriting  commissions  chargeable to the Fund in connection with the securities transactions to which the Portfolio is a party.

VI.     Duties  of  Adviser.  Adviser  has  furnished  Subadviser  with  copies of each of the following  documents and will furnish to Subadviser at its principal office all future amendments and  supplements to such  documents,  if any, as soon as practicable  after such documents become available:

               (1)    The Articles of  Incorporation  of the Fund,  as filed with the State of
                      Minnesota,  as in effect on the date hereof and as amended  from time to time ("Articles");

               (2)    The  by-laws of the Fund as in effect on the date  hereof and as amended from time to time ("By-Laws");

               (3)    Certified  resolutions  of the  Board  authorizing  the  appointment  of
                      Adviser and Subadviser and approving the form of the Advisory  Agreement and this Agreement;

               (4)    The Fund's Registration  Statement under the 1940 Act and the Securities
                      Act of 1933,  as amended  (the "1933  Act") on Form N-1A,  as filed with
                      the  Securities  and  Exchange   Commission   ("SEC")  relating  to  the
                      Portfolio  and its  shares  and all  amendments  thereto  ("Registration
                      Statement");

               (5)    The  Notification of Registration of the Fund under the 1940 Act on Form
                      N-8A as filed with the SEC and any amendments thereto;

               (6)    The Portfolio's most recent prospectus (the "Prospectus"); and

               (7)    Copies of reports made by the Fund to its shareholders.

               Adviser  shall  furnish  Subadviser  with any further  documents,  materials or information that Subadviser may reasonably  request to enable it to perform its duties pursuant to this Agreement.

               During the term of this  Agreement,  Adviser shall furnish to Subadviser at its principal office all prospectuses,  proxy statements,  reports to shareholders, advertisements,  sales  literature or other material  prepared for distribution to  shareholders of the Fund or the public which refer to the Subadviser or its clients in any way, at a reasonable time prior to the use thereof,  and Adviser shall not use any such  materials if Subadviser  reasonably  objects in writing five (5)  business  days (or such other time as may be mutually  agreed)  after receipt thereof.  Adviser shall ensure that materials  prepared by employees or agents of Adviser or its affiliates  that refer to Subadviser or its clients in any way are consistent with those materials  previously  approved by Subadviser as referenced in the preceding sentence.

VII.    Portfolio Transactions.

        A.     Subadviser  agrees that,  in executing  portfolio  transactions  and  selecting brokers or dealers,  if any, it shall use its best efforts to seek on behalf of the Portfolio the best overall terms  available.  In assessing the best overall terms available for any  transaction,  Subadviser shall consider all factors it deems  relevant,  including  the  breadth of the market in and the price of the security,  the financial  condition  and execution  capability of the broker or dealer, and the  reasonableness of the commission,  if any, with respect to the specific  transaction  and  on a  continuing  basis.  In  evaluating  the  best overall  terms  available,  and in selecting  the broker or dealer,  if any, to execute a particular  transaction,  Subadviser  may also consider the brokerage and  research  services  (as those  terms are  defined in Section  28(e) of the
               Securities  Exchange  Act  of  1934,  as  amended  ("1934  Act"))  provided  to
               Subadviser  with  respect to the  Portfolio  and/or other  accounts  over which
               Subadviser   exercises   investment   discretion.   Subadviser   may,   in  its
               discretion,  agree to pay a broker or dealer that  furnishes  such brokerage or research  services a higher  commission than that which might have been charged by another  broker-dealer  for effecting the same  transactions,  if Subadviser determines in good faith that such  commission is reasonable in relation to the brokerage  and research  services  provided by the broker or dealer,  viewed in terms of either that particular transaction or the overall  responsibilities of
               Subadviser  with respect to the  accounts as to which it  exercises  investment discretion  (as such term is defined under  Section  3(a)(35) of the 1934 Act).
               Subadviser shall, upon request from Adviser,  provide such periodic and special reports  describing any such brokerage and research  services  received and the incremental  commissions,  net  price or  other  consideration  to  which  they relate.

        B.     In no  instance  will  portfolio  securities  be  purchased  from  or  sold  to
               Subadviser,  or any affiliated  person  thereof,  except in accordance with the federal securities laws and the rules and regulations thereunder.

        C.     Subadviser  may buy securities for the Portfolio at the same time it is selling such  securities  for another  client  account and may sell  securities for the
               Portfolio  at  the  time  it is  buying  such  securities  for  another  client
               account.   In  such  cases,   subject  to  applicable   legal  and   regulatory
               requirements,  and in compliance  with such procedures of the Fund as may be in effect from time to time,  Subadviser may effectuate cross transactions between the Portfolio and such other account if it deems this to be advantageous.

        D.     On occasions when Subadviser  deems the purchase or sale of a security to be in the  best  interest  of the  Fund as  well  as  other  clients  of  Subadviser,
               Subadviser,  to the extent permitted by applicable laws and  regulations,  may, but shall be under no obligation  to,  aggregate the securities to be purchased or sold to  attempt  to  obtain  a more  favorable  price  or  lower  brokerage
               commissions  and  efficient  execution.   In  such  event,  allocation  of  the
               securities  so  purchased  or sold,  as well as the  expenses  incurred  in the transaction,  will be made by Subadviser in the manner Subadviser  considers to be the most  equitable and  consistent  with its fiduciary  obligations  to the
               Fund and to its other clients.

VIII.   Ownership of Records.  Subadviser  shall maintain all books and records required to be maintained  by  Subadviser  pursuant  to the 1940 Act and the  rules  and  regulations promulgated  thereunder with respect to  transactions  on behalf of the Portfolio.  In compliance with the requirements of Rule 31a-3 under the 1940 Act,  Subadviser  hereby agrees (A) that all records that it maintains  for the  Portfolio  are the property of the Fund, (B) to preserve for the periods  prescribed by Rule 31a-2 under the 1940 Act any records that it maintains  for the Fund and that are required to be  maintained by
        Rule 31a-1 under the 1940 Act, and (C) to  surrender  promptly to the Fund any records that  it  maintains  for  the  Fund  upon  request  by the  Fund;  provided,  however,
        Subadviser may retain copies of such records.

IX.     Reports and Meetings.

        A.     Subadviser  shall  furnish to the Board or Adviser,  or both,  as  appropriate, such information,  reports, evaluations,  analyses and opinions as are required by law or that the Board or Adviser,  as appropriate,  may reasonably  require, including,  without  limitation:  compliance  reporting and certification  with respect to:

               1.   Affiliated Brokerage Transactions
               2.   Affiliated Underwritings
               3.   Cross Transactions
               4.   Prospectus Compliance
               5.   Code of Ethics
               6.   Soft Dollar Usage
               7.   Fair Valuation Determinations

        B.     Subadviser  shall make available in person or via telephone to the Board and to
               Adviser personnel of Subadviser as the Board or Adviser may reasonably  request to review the investments  and the investment  program of the Portfolio and the services  provided  by  Subadviser  hereunder,  provided  that,  the  portfolio manager of the  Portfolio  shall not be  required to attend in person more than one meeting per calendar year.

X.      Services  to  Other  Clients.  Nothing  contained  in this  Agreement  shall  limit or restrict (i) the freedom of Subadviser,  or any affiliated  person thereof,  to render investment  management  and  corporate  administrative  services  to other  investment companies,  to act as  investment  manager or investment  counselor to other  persons, firms, or  corporations,  or to engage in any other business  activities,  or (ii) the right  of any  director,  officer,  or  employee  of  Subadviser,  who  may  also be a director,  officer,  or  employee of the Fund,  to engage in any other  business or to devote his or her time and  attention in part to the  management  or other  aspects of any other business, whether of a similar nature or a dissimilar nature.

XI.     Subadviser's  Use of the  Services of Others.  Subadviser  may,  at its cost,  employ, retain,  or otherwise  avail itself of the services or  facilities of other persons or organizations  for the purpose of providing  Subadviser or the Fund or  Portfolio,  as appropriate,  with  such  statistical  and  other  factual  information,  such  advice regarding  economic factors and trends,  such advice as to occasional  transactions in specific  securities,  or such other information,  advice, or assistance as Subadviser may deem  necessary,  appropriate,  or convenient for the discharge of its obligations hereunder or otherwise  helpful to the Fund or the Portfolio,  as  appropriate,  or in the  discharge  of  Subadviser's  overall  responsibilities  with respect to the other accounts that it serves as investment manager or counselor.

XII.    Liability  of  Subadviser;   Indemnification.   Neither  Subadviser  nor  any  of  its
        officers,  directors,  or employees  ("Related  Persons"),  nor any person  performing executive,  administrative,  trading,  or other  functions for the Fund, the Portfolio
        (at the  direction  or  request  of  Subadviser)  or  Subadviser  in  connection  with
        Subadviser's  discharge  of its  obligations  undertaken  or  reasonably  assumed with respect to this Agreement  shall be liable for (i) any error of judgment or mistake of law or for any loss  suffered  by the Fund or  Portfolio  or (ii) any error of fact or mistake of law contained in any report or data provided by Subadviser,  except for any error,  mistake or loss  resulting  from  willful  misfeasance,  bad  faith,  or gross negligence in the  performance  by Subadviser or such Related  Person of  Subadviser's duties on behalf of the Fund or Portfolio or from reckless  disregard by Subadviser or any such Related Person of the duties of Subadviser  pursuant to this Agreement  (each of which is referred to as a "Culpable Act").

        Notwithstanding  the foregoing,  any stated limitations on liability shall not relieve
        Subadviser  from any  responsibility  or liability  Subadviser may have under state or federal statutes.

        Subadviser  shall  indemnify  Adviser and its Related  Persons and hold them  harmless from and against any and all  losses,  damages,  costs,  charges,  reasonable  counsel fees, payments,  expenses and liabilities  (collectively,  "Damages") arising directly or indirectly out of or in connection  with the  performance of services by Subadviser or its Related  Persons  hereunder to the extent such  Damages  result from a Culpable
        Act of Subadviser or its Related Persons.

        Adviser  shall  indemnify  Subadviser  and its  Related  Persons  from and against any
        Damages  arising  directly or indirectly out of or in connection  with the performance of services by Adviser or its Related  Persons  under this  Agreement  or the Advisory
        Agreement,  in  each  case,  to the  extent  such  Damages  result  from  any  willful misfeasance,  bad faith,  gross  negligence  or  reckless  disregard  of its duties by
        Adviser or any of its Related Persons.

XIII.   Representations  of  Subadviser.   Subadviser  represents,  warrants,  and  agrees  as
        follows:

        A.     Subadviser  (i) is registered as an investment  adviser under  Advisers Act and will  continue to be so  registered  for so long as this  Agreement  remains in effect;  (ii) is not  prohibited  by the  1940  Act or the  Advisers  Act  from performing  the services  contemplated  by this  Agreement;  (iii) has met, and will  continue  to meet for so long as this  Agreement  remains in effect,  any other applicable federal or state requirements,  or the applicable requirements of any regulatory or industry  self-regulatory  agency,  necessary to be met in order to perform the  services  contemplated  by this  Agreement;  (iv) has the authority  to  enter  into  and  perform  the  services  contemplated  by  this
               Agreement;  and (v) will  immediately  notify  Adviser of the occurrence of any event that would  disqualify  Subadviser from serving as an investment  adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

        B.     Subadviser  has  adopted  a  written  code of ethics  (the  "Subadviser  Code")
               complying  with the  requirements  of Rule 17j-1  under the 1940 Act, as may be amended  from time to time,  and,  has provided the Adviser and the Fund with a copy of the  Subadviser  Code,  together  with  evidence of its  adoption.  The
               Subadviser  certifies that it has adopted  procedures  reasonably  necessary to prevent  access  persons  as  defined in Rule  17j-1  ("Access  Persons")  from violating the Subadviser  Code. On a quarterly  basis,  Subadviser will either;
               (i) certify to Adviser that  Subadviser  and its Access  Persons have  complied with  Subadviser  Code with  respect to the  Portfolio,  or (ii)  identify  any material  violations of the Subadviser Code which have occurred with respect to the  Portfolio.  In  addition,  Subadviser  will  furnish at least  annually to
               Adviser and the Board a written  report that (a) describes  any issues  arising under the Subadviser  Code since the last report to the Board,  including,  but not limited to,  information  about material  violations of the Subadviser Code with  respect  to the  Portfolio  and  sanctions  imposed  in  response  to the
               material   violations  and  (b)  certifies  that  the  Subadviser  has  adopted procedures  reasonably  necessary to prevent  Access Persons from violating the
               Subadviser Code.

        C.     Subadviser  has  provided  Adviser  and the Fund with a copy of its Form ADV as most  recently  filed with the SEC and,  if not so filed,  the its most  recent
               Part 2 of Form ADV, and will,  promptly  after filing any amendment to its Form
               ADV with the SEC,  and, if not so filed,  any  amendment  to Part 2 of its Form
               ADV, furnish a copy of such amendment to Adviser.

XIV.    Representation of Adviser.  Adviser  represents,  warrants and agrees that Adviser (i)
        is registered as an investment  adviser under  Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;  (ii) is not prohibited by the 1940 Act or the Advisers Act from  performing  the services  contemplated  by this
        Agreement;  (iii) has met,  and will  continue  to meet for so long as this  Agreement remains  in  effect,  any  other  applicable  federal  or state  requirements,  or the
        applicable  requirements  of  any  regulatory  or  industry   self-regulatory  agency,
        necessary to be met in order to perform the services  contemplated  by this Agreement;
        (iv) has the  authority  to enter into and perform the services  contemplated  by this
        Agreement;  and (v) will  immediately  notify  Adviser of the  occurrence of any event that  would  disqualify  Subadviser  from  serving  as  an  investment  adviser  of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

XV.     Compliance  with  Applicable   Regulations.   In  performing  its  duties   hereunder,
        Subadviser shall act in conformity at all times with all applicable  provisions of the
        1940 Act and the  Advisers  Act,  and any rules and  regulations  adopted  thereunder;
        Subchapter  M  of  the  Code;  the  provisions  of  the  Registration  Statement;  the provisions  of the  Articles  and the By-Laws of the Fund,  as the same may be amended from time to time; and any other applicable provisions of state or federal law.

XVI.    Term of  Agreement.  This  Agreement  shall become  effective  with respect to the TRP
        Growth  Stock  Portfolio on the  Effective  Date and,  with respect to any  additional
        Portfolio,  on the date of receipt by the  Adviser of notice  from the  Subadviser  in accordance  with  Section  II  hereof  that  the  Subscriber  is  willing  to serve as
        Subadviser  with  respect to such  Portfolio.  Unless  sooner  terminated  as provided herein,  this Agreement shall continue in effect for two years from the Effective Date with respect to the TRP Growth Stock  Portfolio  and, with respect to each  additional
        Portfolio,  for two years from the date on which this Agreement becomes effective with respect to such  Portfolio.  Thereafter,  this Agreement shall continue in effect from year to year,  with respect to the Portfolio,  subject to the  termination  provisions and all other terms and conditions  hereof, so long as (a) such continuation  shall be specifically  approved  at least  annually  (i) by either the  Board,  or by vote of a majority of the outstanding voting securities of the Portfolio;  (ii) in either event, by the vote,  cast in person at a meeting  called  for the  purpose  of voting on such approval,  of a majority of the Directors of the Fund who are not  interested  persons of any party to this Agreement,  cast in person at a meeting called for the purpose of voting on such  approval;  and (b)  Subadviser  shall not have  notified the Fund,  in writing,  at  least 60 days  prior  to such  approval  that it does  not  desire  such continuation.  Subadviser shall furnish to the Fund,  promptly upon its request,  such information  as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

XVII.   Termination  of  Agreement.  Notwithstanding  the  foregoing,  this  Agreement  may be terminated  at any time,  without the payment of any penalty,  by vote of the Board or by a vote of a majority of the  outstanding  voting  securities of the Portfolio on at least  60 days'  prior  written  notice  to  Subadviser.  This  Agreement  may also be terminated by Adviser:  (i) on at least 60 days' prior written  notice to  Subadviser, without the payment of any penalty;  (ii) upon material breach by Subadviser of any of the  representations  and warranties set forth in Section XIII of this  Agreement,  if such breach  shall not have been cured  within a 20-day  period  after  notice of such breach; or (iii) if Subadviser  becomes unable to discharge its duties and obligations under this  Agreement.  Subadviser may terminate  this Agreement at any time,  without the  payment  of any  penalty,  on at least 60 days'  prior  notice to  Adviser.  This
        Agreement shall terminate  automatically in the event of its assignment,  as such term is  defined  in the 1940 Act,  or upon  termination  of the  Advisory  Agreement.  Any approval,  amendment, or termination of this Agreement by the holders of a majority of the outstanding  voting securities (as defined in the 1940 Act) of any Portfolio shall be effective to continue,  amend or terminate  this Agreement with respect to any such
        Portfolio  notwithstanding  (i) that such action has not been  approved by the holders of a majority of the outstanding  voting  securities of any other  Portfolio  affected thereby,  and/or (ii) that such action has not been approved by the vote of a majority of the  outstanding  voting  securities  of the  Fund,  unless  such  action  shall be required by any applicable law or otherwise.

XVIII.  Amendments,  Waivers,  etc.  Provisions  of this  Agreement  may be  changed,  waived, discharged or terminated  only by an instrument in writing signed by the party against which  enforcement of the change,  waiver,  discharge or  termination is sought.  This
        Agreement  (including  any  exhibits  hereto)  may be  amended  at any time by written mutual consent of the parties,  subject to the  requirements of the 1940 Act and rules and regulations promulgated and orders granted thereunder.

XIX.    Notification.  Subadviser will notify Adviser  promptly of any change in the portfolio manager of Subadviser with primary  responsibility for making investment  decisions in relation  to the  Portfolio  or who  have  been  authorized  to give  instructions  to
        Custodian.

XX.     Miscellaneous.

        A.     Governing  Law. This Agreement  shall be construed in accordance  with the laws of the  State of  Minnesota  without  giving  effect to the  conflicts  of laws principles  thereof and the 1940 Act. To the extent  that the  applicable  laws of the State of Minnesota  conflict with the applicable  provisions of the 1940
               Act, the latter shall control.

        B.     Insurance.  Subadviser  agrees to maintain errors and omissions or professional liability  insurance  coverage in an amount that is  reasonable in light of the nature and scope of Subadviser's business activities.

        C.     Captions.   The  captions   contained  in  this   Agreement  are  included  for
               convenience  of  reference  only and in no way  define  or  delimit  any of the provisions hereof or otherwise affect their construction or effect.

        D.     Entire   Agreement.   This  Agreement   represents  the  entire  agreement  and
               understanding  of the parties hereto and shall  supersede any prior  agreements between the parties  relating to the subject matter hereof,  and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

        E.     Interpretation.  Nothing herein  contained  shall be deemed to require the Fund to take any action  contrary  to its  Articles or  By-Laws,  or any  applicable statutory or  regulatory  requirement  to which it is subject or by which it is bound,  or to  relieve  or  deprive  the  Board of its  responsibility  for and control of the conduct of the affairs of the Portfolio.

        F.     Definitions.  Any question of  interpretation  of any term or provision of this
               Agreement  having  a  counterpart  in or  otherwise  derived  from  a  term  or provision  of the 1940 Act  shall be  resolved  by  reference  to such  term or provision  of the  1940  Act and to  interpretations  thereof,  if any,  by the
               United  States  courts or, in the  absence of any  controlling  decision of any such  court,  by  rules,  regulations,  or  orders  of the SEC  validly  issued pursuant to the 1940 Act. As used in this  Agreement,  the terms  "majority  of the outstanding voting securities,"  "affiliated  person," "interested person,"
               "assignment,"  broker," "investment adviser," "net assets," "sale," "sell," and
               "security"  shall  have the same  meaning  as such  terms have in the 1940 Act, subject  to  such  exemption  as  may be  granted  by  the  SEC  by  any  rule, regulation,  or  order.  Where  the  effect  of a  requirement  of the  federal securities  laws  reflected  in any  provision  of this  Agreement is made less restrictive by a rule,  regulation,  or order of the SEC, whether of special or general  application,  such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

IN WITNESS  WHEREOF,  the parties  hereto have caused this  instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                            AID ASSOCIATION FOR LUTHERANS

Attest:________________________             By:________________________________
Name:__________________________             Name:______________________________
                                            Title:_____________________________

                                            LB SERIES FUND, INC.

Attest:________________________             By:________________________________
Name:__________________________             Name:______________________________
                                            Title:_____________________________

                                            T. ROWE PRICE INTERNATIONAL, INC.

Attest:________________________             By:________________________________
Name:__________________________             Name:______________________________
                                            Title:_____________________________

                                        SCHEDULE 1

Average Daily Net Assets Annual Rate

$0 to $20 Million                   .75%

Above $20 to $50 Million            .60%

Above $50 to $200 Million           .50%

Above $200 Million                  .50%*

Above $500 Million                  .45%*

*When average daily net assets  exceed this amount,  the annual rate  asterisked is applicable to all amounts in the World Growth Portfolio of LB Series Fund, Inc.

For purposes of determining  breakpoints,  assets invested in the Lutheran  Brotherhood  World
Growth Fund shall be included in determining average daily net assets.

LB SERIES FUND, INC.
625 Fourth Avenue South
Minneapolis, Minnesota 55415

VOTING INSTRUCTION FORM FOR
SPECIAL MEETING OF SHAREHOLDERS
To Be Held on April 10, 2002

      The undersigned hereby appoints Rolf F. Bjelland, John C. Bjork, Frederick P. Johnson, Brenda J. Pederson or any of them true and lawful proxies, with power of substitution, to represent and vote all shares which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held at 625 Fourth Avenue South, Minneapolis, Minnesota 55415 at 8:30 a.m. on April 10, 2002, or at any adjournments thereof, on the matters set forth and described in the accompanying Notice of Special Meeting and Proxy Statement. Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged. The Board of Directors recommends a vote "For" each proposal.

      Discretionary authority is hereby conferred as to all other matters as may properly come before the meeting.

                                      VOTE VIA THE INTERNET:  https://vote.proxy-direct.com
                                      VOTE VIA THE TELEPHONE:  1-800-597-7836
                                      -------------------------------------------------------
                                      CONTROL NUMBER: 999 9999 9999 999
                                      -------------------------------------------------------

                                      Note:  Please  sign  exactly  as your  name  appears  hereon.  If shares  are held  jointly,  either  holder  may  sign.  Corporate proxies should be signed by an authorized officer.

                                      -------------------------------------------------------
                                      Contract Owner Signature

                                      -------------------------------------------------------
                                      Co-owner Signature

                                      -------------------------------------------------------
                                      Date

[Portfolio name(s) will print here]

BE SURE TO VOTE YOUR SHARES ON THE REVERSE SIDE

THIS VOTING INSTRUCTION FORM IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE LB SERIES FUND, INC. YOU MUST MARK THE BOX "ABSTAIN" IF YOU WISH TO ABSTAIN. IF NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THESE MATTERS. WHEN THIS VOTING INSTRUCTION FORM IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES MADE ON THIS FORM. IF NO CHOICE IS INDICATED ON THIS FORM, THE VOTING INSTRUCTION WILL BE DEEMED TO BE AFFIRMATIVE ON THESE MATTERS.

[ ] To vote FOR all Portfolios on all Proposals mark this box. (No other vote is necessary.)

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS.   Example [X]

                                                                   FOR       AGAINST     ABSTAIN
1.          To approve a new  investment  advisory  agreement
            between  the  LB  Series   Fund,   Inc.  and  Aid
            Association   for  Lutherans  for  the  following
            Portfolios:
            [Opportunity Growth Portfolio]                         [ ]         [ ]         [ ]
            [FTI Small Cap Growth Portfolio]                       [ ]         [ ]         [ ]
            [MFS Mid Cap Growth Portfolio]                         [ ]         [ ]         [ ]
            [Mid Cap Growth Portfolio]                             [ ]         [ ]         [ ]
            [World Growth Portfolio]                               [ ]         [ ]         [ ]
            [FI All Cap Portfolio]                                 [ ]         [ ]         [ ]
            [Growth Portfolio]                                     [ ]         [ ]         [ ]
            [MFS Investors Growth Portfolio]                       [ ]         [ ]         [ ]
            [TRP Growth Stock Portfolio]                           [ ]         [ ]         [ ]
            [Value Portfolio]                                      [ ]         [ ]         [ ]
            [High Yield Portfolio]                                 [ ]         [ ]         [ ]
            [Income Portfolio]                                     [ ]         [ ]         [ ]
            [Limited Maturity Bond Portfolio]                      [ ]         [ ]         [ ]
            [Money Market Portfolio]                               [ ]         [ ]         [ ]

2.     A.   To approve a new investment subadvisory                [ ]         [ ]         [ ]
            agreement by and among Aid Association for
            Lutherans, LB Series Fund, Inc. and Franklin
            Advisers, Inc. for the FTI Small Cap Growth
            Portfolio
       B.   To approve a new investment subadvisory
            agreement by and among Aid Association for
            Lutherans, LB Series Fund, Inc. and
            Massachusetts Financial Services Company for the
            following Portfolios:
            [MFS Mid Cap Growth Portfolio]                         [ ]         [ ]         [ ]
            [MFS Investors Growth Portfolio]                       [ ]         [ ]         [ ]
       C.   To approve a new investment subadvisory                [ ]         [ ]         [ ]
            agreement by and among Aid Association for
            Lutherans, LB Series Fund, Inc. and Fidelity
            Management & Research Company for the FI All Cap
            Portfolio
       D.   To approve a new investment subadvisory                [ ]         [ ]         [ ]
            agreement by and among Aid Association for
            Lutherans, LB Series Fund, Inc. and T. Rowe
            Price Associates, Inc. for the TRP Growth Stock
            Portfolio
       E.   To approve a new investment subadvisory                [ ]         [ ]         [ ]
            agreement by and among Aid Association for
            Lutherans, LB Series Fund, Inc. and T. Rowe
            Price International, Inc. for the World Growth
            Portfolio

EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR INSTRUCTION FORM TODAY!

Footnotes:

  For purposes of determining average daily net assets, the assets of Lutheran Brotherhood World Growth Fund are combined with the assets of the Portfolio.
  When average daily net assets exceed this amount, the indicated annual rate is applicable to all assets of the Portfolio.
  The Portfolio's inception date was November 30, 2001.
  All fund data are as of 12/31/01, except as noted for the funds advised by Fidelity Management & Research Company ("FMR"). For funds advised by FMR, fund data are as of the fiscal year end noted in the chart or as of October 31, 2001, if fiscal year end figures are not yet available.
  For funds advised by FMR, the figures shown are average net assets computed on the basis of average net assets of each fund or class at the close of business on each business day throughout its fiscal period.
  For funds advised by FMR, the figures shown represent the ratio of net advisory fees to average net assets paid to FMR.
  The net asset figure is based on internal Massachusetts Financial Services Company records.
  FMR has entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc. ("FMR U.K.") and Fidelity Management & Research (Far East) Inc. ("FMR Far East") with respect to the fund.
  FMR Co., Inc. ("FMRC") serves as subadviser for the fund. FMR is primarily responsible for choosing investments for the fund. FMRC is a wholly owned subsidiary of FMR.
  Less than a complete fiscal year.
  FMR has entered into subadvisory agreements with the following affiliates: FMR U.K., FMR Far East, and Fidelity International Investment Advisors ("FIIA") with respect to the fund.
  Annualized.
  Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations.
  Based on estimated expenses.
  For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes, for presentation purposes.
  FMR Co., Inc. ("FMRC") serves as sub-subadviser for the fund. FMR is primarily responsible for choosing investments for the fund.
  The annual rate of compensation shown is based on the aggregate advisory fee paid expressed as a percentage of the fund's average net assets.
  FIIA has entered into sub-subadvisory agreements with FMR U.K. and FMR Far East with respect to the fund.
  FMR has entered into a subadvisory agreement with FMRC.
  The net asset figure is based on internal T. Rowe Price market value records.
  Effective January 1, 2002, T. Rowe Price Associates, Inc. has voluntarily agreed to waive a portion of its sub-advisory fees for certain registered investment companies where it serves as subadviser to Aetna Portfolio Partners, Inc. The fee reduction is based on the combined asset level of the subadvised portfolios, and ranges between 0% - 10% of the total subadvisory fees paid.
  T. Rowe Price Associates, Inc. has agreed to waive its fees so that at $200 million the subadvisory fee would be .40% on all assets.
  T. Rowe Price Associates, Inc. has voluntarily agreed to waive a portion of its subadvisory fees for certain registered investment companies where it serves as subadviser to Jackson National. The fee reduction is based on the combined asset level of the subadvised portfolios and ranges between 0% - 10% of the total subadvisory fees paid. Currently, the fee reduction is 5%.
  T. Rowe Price International, Inc. has agreed to waive its fees so that at $500 million the subadvisory fee would be .45%.
  T. Rowe Price International, Inc. has agreed to waive its fees so that at $200 million the subadvisory fee would be .50% on all assets.